UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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BARNES GROUP INC.
(Name of Registrant as Specified In Its Charter)

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123 Main Street
Bristol, Connecticut 06010

March 27, 2014
NOTICE OF 2014 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 9, 2014
You are invited to attend Barnes Group Inc.'s 2014 Annual Meeting of Stockholders on Friday, May 9, 2014 at the Hartford Marriott Downtown Hotel, 200 Columbus Boulevard, Hartford, Connecticut 06103, at 11:00 a.m., Eastern Daylight Time, for the following purposes:

1.	Election of directors;

2.	Ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2014;

3.	Advisory vote to approve our executive compensation;

4.	Approve the 2014 Barnes Group Inc. Stock and Incentive Award Plan; and

5.	Transact any other business that may properly come before the meeting.
Stockholders of record at the close of business on March 11, 2014 may vote at the meeting. The Board of Directors recommends a vote FOR all director nominees and FOR Items 2, 3 and 4.
Your vote is important. Whether or not you plan to attend the meeting, we encourage you to vote as promptly as possible by internet, telephone or mail.
Thomas O. Barnes
Chairman of the Board

Proxy Summary

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all information that you should consider, and you should read the entire proxy statement carefully before voting.

Barnes Group Inc. 2014 Annual Meeting of Stockholders

Friday, May 9, 2014	Hartford Marriott Downtown Hotel
11:00 a.m. Eastern Daylight Time	200 Columbus Boulevard
Hartford, Connecticut 06103

Voting. Stockholders as of the record date, March 11, 2014, may vote. Each share of common stock of the Company is entitled to one vote for each director nominee and one vote for each of the proposals to be voted on.

Each stockholder’s vote is important. Please complete, sign, date and return your proxy or voting instruction form, or submit your vote and proxy by telephone or the Internet.

Meeting Agenda and Voting Recommendations

Item		Board Vote Recommendation	Page Reference

1	Election of 4 directors	For each director nominee	4
	Management Proposals
2	Ratification of PricewaterhouseCoopers as auditor for 2014	For	8
3	Advisory vote to approve our executive compensation	For	8
4	Approve the 2014 Barnes Group Inc. Stock and Incentive Award Plan	For	10
	Transact other business that properly comes before the meeting

Director Nominees (Item 1)

Each director nominee is elected for a one-year term by a plurality of the votes cast. All current directors attended at least 75% of the Board and committee meetings on which he or she served during 2013.

Name and Principal Occupation	Age	Director Since	Independent	Committee Memberships

William S. Bristow, Jr.	60	1978	X	• Executive (Chair)
President, W.S. Bristow & Associates, Inc.				• Finance
Patrick J. Dempsey	49	2013		• Executive (ex officio, non-voting)
President and Chief Executive Officer, Barnes Group Inc.
Hassell H. McClellan	68	2010	X	• Audit
Former Associate Professor of Finance and Policy, Boston College's Wallace E. Carroll School of Management				• Executive
				• Finance
JoAnna Sohovich	42	Nominee	X
Global President, Industrial & Automotive Repair, Stanley Black & Decker, Inc.

i

Management Proposals

•	Ratify Auditor for 2014 (Item 2)

As a matter of good corporate governance, we are asking our stockholders to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2014. Below is summary information regarding PricewaterhouseCoopers LLP's fees for services provided in 2013 and 2012.

Type of Fees	2013	2012

Audit Fees	$3,411,000	$2,035,782
Audit-Related Fees	$600,725	$691,549
Tax Fees	$1,385,150	$1,312,159
All Other Fees	$1,818	$3,636

Total Fees	$5,398,693	$4,043,126

•	Advisory Vote to Approve Our Executive Compensation (Item 3)

We are asking our stockholders to approve on an advisory basis our named executive officer (NEO) compensation. The Compensation Committee annually considers the results of the most recent advisory vote by stockholders to approve NEO compensation. In the 2013 advisory vote, 95.5% of the voted shares (81.31% of shares outstanding) supported the compensation of the Company's NEOs, and the Compensation Committee and the Board interpret this strong level of support as affirmation of the current design, purposes and direction of the Company's executive compensation program. The Board recommends a FOR vote because it believes that our compensation policies and practices are effective in achieving the Company's goals of rewarding for financial and operating performance, and aligning our NEOs’ interests with those of our stockholders.

•	Approve 2014 Barnes Group Inc. Stock and Incentive Award Plan (Item 4)

We are seeking approval of the 2014 Barnes Group Inc. Stock and Incentive Award Plan (the 2014 Plan). Long-term incentive compensation plays an integral part of the Company’s pay-for-performance strategy. Stock-based incentives enable the Company to attract, motivate and reward key employees and align our employees' interests with those of our stockholders. The 2014 Plan is integral to the Company’s compensation strategies and programs, as the Board believes that the 2014 Plan will enhance the Company’s ability to attract and retain individuals of exceptional talent whose skills will assist in enabling the Company to continue to achieve sustainable, profitable growth.

If approved by stockholders, the Barnes Group Inc. Stock and Incentive Award Plan, as amended on March 15, 2010 (the Prior Plan) will be merged with and into the 2014 Plan. No further grants will be made under the Prior Plan, and shares with respect to all awards outstanding under the Prior Plan will be issued or transferred under the 2014 Plan. The terms of all awards outstanding under the Prior Plan will continue to apply to the awards outstanding under the Prior Plan.

The Board has unanimously approved the 2014 Plan, subject to stockholder approval at the Company’s 2014 annual meeting of stockholders.

Corporate Governance Highlights

Board of Directors

•	Substantial majority of independent directors (currently 8 of 10)
•	Declassified Board phase-in begins -- directors elected in 2014 to serve one-year terms
•	Majority voting policy - directors who receive more “withhold” than “for” votes in uncontested elections must offer to resign
•	Lead independent director with clearly established authority and responsibility over Board governance and operations
•	Independent Audit, Compensation and Corporate Governance Committees
•	Overall Board and committee meeting attendance of 99% in 2013
•	Annual evaluation processes for the Board and each of the standing committees
•	Regular executive sessions of Board and Committees without management present
•	A requirement in our Corporate Governance Guidelines that our directors attend director education programs and briefing sessions
•
Regular consideration of rotation of committee chairs and members, with a view towards balancing the benefits derived from continuity against the benefits derived from diversity of experience and viewpoints

•	Committee oversight and disclosure regarding political activities
•	Board risk management oversight with a focus on the most significant risks facing the Company
•	A requirement in our Corporate Governance Guidelines that a director may not simultaneously serve on the audit committees of more than three public companies, including that of the Company

Other Stockholder Interests

•	Eliminated certain supermajority voting provisions in 2013
•	Regular succession planning -- Board oversaw successful transition of CEO in 2013 with promotion of strong internal candidate that enabled leadership continuity
•	Long-standing executive and director stock ownership requirements
•	Stockholders hold right to call special meetings
•	Annual advisory vote to ratify independent auditor
•	Best practices in our executive compensation program noted below, including a clawback policy that applies to all NEOs and an annual advisory vote to approve executive compensation
•	The use by the Compensation Committee of a compensation consultant that does not provide services to management
•	Stockholder engagement and outreach to ensure that management and the Board understand and consider issues that matter most to our stockholders and enable us to address them effectively
•	A policy applicable to all executive officers that requires Corporate Governance Committee approval before accepting outside board membership with for-profit entities
•	A compliance hotline through which employees and other interested parties may communicate with the Board or raise concerns
•	Hedging transactions involving Company securities prohibited for directors and executive officers
•
Policy that prohibits Company leadership, including all directors and executive officers, from pledging or margin arrangements involving Company securities that are held to meet the Company's stock ownership requirements; other restrictions apply to pledging/margin arrangements for these individuals (see page 30); none of our NEOs has any pledging/margin call arrangements involving Company securities

•
Regular reviews of our Corporate Governance Guidelines by our Corporate Governance Committee and periodic updates in response to changing regulatory requirements, evolving practices, and issues raised by our stockholders and other stakeholders

Executive Compensation Highlights

We believe our executive compensation program provides an appropriate mix of elements to incent our executive officers to achieve business results while aligning their interests with those of our stockholders. Performance-based compensation in the form of annual and long-term incentives constituted over 75% and over 65% of 2013 total direct compensation for our CEO and other NEOs, respectively. As noted above, in 2013, our stockholders demonstrated strong support for our executive compensation program by approving it with over 95% of the voted shares.

Executive Compensation Program - Summary of Key Elements

Type		Form		Terms

Equity	•	Annual grants in the form of 50% relative measure performance share awards (Relative Measure PSAs), 30% restricted stock units (RSUs) and 20% stock options
		• Stock options	•	Time-based vesting; 18, 30, and 42 months from the grant date in equal installments
		• RSUs	•	Time-based vesting; 18, 30, and 42 months from the grant date in equal installments
		• Relative Measure PSAs	•
Performance-based vesting at the end of a 3-year cycle; based on three equally weighted measures separately evaluated based on a comparison of the Company's relative performance against the performance of Russell 2000 Index companies

Cash	•	Salary	•	Base salaries are reviewed annually, and are typically increased at periodic intervals, often at the time of a change in position or assumption of new responsibilities
	•	Annual incentive compensation	•	Stockholder-approved program with payouts based on accomplishment of targeted financial performance measures
•
Annual incentive targets for our NEOs range from 45% to 75% of base salary at target level performance. Actual payouts may range from zero to three times target based on performance compared to our three performance measures

			•	For 2013 performance, actual payouts were 166% of target for NEOs paid on corporate results and 0% of target for one of our NEOs based on our Aerospace segment results
Retirement	•
NEOs participate in grandfathered qualified retirement programs generally available to the Company's US employees. NEOs also participate in a non-qualified retirement program that provides benefits on base salary earnings in excess of Internal Revenue Service (IRS) limit on qualified plans. Mr. Dempsey, Mr. Stephens, and Ms. Edwards also participate in grandfathered non-qualified executive retirement programs that have been closed to new entrants.

Change in control and severance	•	Severance payable and benefit continuation upon termination of employment in certain specified circumstances or upon a change in control
•
Severance ranges from a multiple of one times base salary plus pro rata bonus for certain non-change in control events under certain circumstances, to two times base salary plus pro rata bonus and additional benefits for certain change in control events

Perquisites	•
Financial planning and tax preparation services, annual physicals (for amounts not otherwise covered by health insurance), executive life insurance (with tax gross-up benefit for grandfathered participants only)

Executive Compensation Best Practices

•	Majority of direct compensation tied to performance, thereby aligning a significant portion of executive compensation payouts with stockholder return
•	Long-standing executive stock ownership requirements; CEO is required to own five times his salary
•	Capped incentive payouts
•	Clawback of incentive compensation

•	Compensation Committee is advised by an independent compensation consultant
•	No individual employment agreements for any currently employed NEO
•	“Double trigger” for accelerated vesting of all equity awards made after 2010 upon a change in control for all currently employed NEOs
•	No 280G gross-ups for a “golden parachute payment”

2013 NEO Compensation Summary

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Patrick J. Dempsey President and Chief Executive Officer	2013	$700,000	—	$1,588,668	$371,030	$881,567	$253,304	$123,261	$3,917,830
	2012	447,783	—	565,484	124,787	250,988	364,266	104,764	1,858,072
	2011	427,250	—	274,901	122,836	646,500	378,554	74,451	1,924,492
Christopher J. Stephens, Jr. Senior Vice President, Finance and Chief Financial Officer	2013	453,585	—	875,508	135,805	382,238	10,912	165,604	2,023,652
	2012	431,000	—	1,339,261	130,546	240,390	49,038	234,870	2,425,105
	2011	427,250	—	340,131	150,549	646,500	36,337	218,575	1,819,342

Claudia S. Toussaint Senior Vice President, General Counsel and Secretary	2013	390,000	100,000	609,225	76,120	291,032	34,224	13,778	1,514,379
	2012	289,270	—	830,098	72,734	146,265	81,302	88,214	1,507,883
	2011	356,250	—	270,241	119,840	486,000	33,721	158,106	1,424,158

Dawn N. Edwards Senior Vice President, Human Resources	2013	296,000	—	488,327	64,010	220,886	—	80,568	1,149,791
	2012	296,000	—	269,177	60,474	148,585	102,683	133,699	1,010,618
	2011	292,250	—	223,648	101,115	399,600	73,928	117,334	1,207,875

Richard R. Barnhart Senior Vice President and President, Barnes Aerospace	2013	334,750	—	419,873	—	—	32,401	30,102	817,126

Gregory F. Milzcik Former President and Chief Executive Officer	2013	306,936	—	10,691,189	5,526,601	—	—	153,891	16,678,617
	2012	890,000	—	2,699,218	599,937	744,596	1,729,195	260,844	6,923,790
	2011	886,250	—	2,040,788	904,792	2,002,500	1,802,030	204,408	7,840,768

2015 Annual Meeting

•	Deadline for stockholder proposals for inclusion in the proxy statement for the 2015 Annual Meeting: November 27, 2014

v

PROXY STATEMENT FOR 2014 ANNUAL MEETING OF STOCKHOLDERS

TABLE OF CONTENTS

PROXY STATEMENT FOR 2014 ANNUAL MEETING OF STOCKHOLDERS

MAY 9, 2014

This proxy statement is being used in connection with the solicitation of proxies by Barnes Group Inc., which is referred to in this proxy statement as the “Company”, on behalf of the Board of Directors (the Board) for the 2014 Annual Meeting of Stockholders (2014 Annual Meeting) to be held on May 9, 2014 and at any adjournment thereof. Availability of this proxy statement and accompanying materials to stockholders is scheduled to begin on or about March 27, 2014.

INTERNET AVAILABILITY OF PROXY MATERIALS

In accordance with the rules of the Securities and Exchange Commission (the SEC), instead of mailing a printed copy of our proxy materials to each stockholder of record or beneficial owner, we are furnishing our proxy materials (proxy statement for the 2014 Annual Meeting, the proxy card and the 2013 Annual Report to Stockholders) by providing access to these materials on the internet. Stockholders will not receive printed copies of the proxy materials unless they request this form of delivery. Printed copies will be provided upon request at no charge.

A Notice of Meeting and Internet Availability of Proxy Materials (the Notice of Internet Availability) will be mailed to stockholders on or about March 27, 2014. We are providing the Notice of Internet Availability in lieu of mailing the printed proxy materials and instructing stockholders as to how they may: (1) access and review the proxy materials on the internet; (2) submit their proxy; and (3) receive printed proxy materials. Stockholders may request to receive printed proxy materials by mail or electronically by e-mail on an ongoing basis by following the instructions in the Notice of Internet Availability. A request to receive proxy materials in printed form by mail or by e-mail will remain in effect until such time as the submitting stockholder elects to terminate it.

VOTING INFORMATION

Who Can Vote

Only stockholders of record at the close of business on March 11, 2014 (the Record Date) will be entitled to vote at the 2014 Annual Meeting. As of March 11, 2014, the Company had 54,116,554 outstanding shares of common stock, par value $.01 per share (Common Stock), each of which is entitled to one vote.

Voting Your Shares

You can vote your shares either by proxy or in person at the 2014 Annual Meeting. If you choose to vote by proxy, you can do so in one of three ways:

•	By internet. To vote using the internet, go to the website listed on your Notice of Internet Availability or proxy card. You will need to follow these instructions and those on the website.

•
By telephone. To vote by telephone, call the toll free number listed on your Notice of Internet Availability or proxy card. You will need to follow these instructions and the prompts from the telephone voting system.

•	By mail. If you requested printed proxy materials and wish to vote by mail, simply mark, sign and date the proxy card and return it in the postage-paid envelope provided.

If you vote by internet or telephone, you should not return your proxy card.

If you hold your shares through a broker, bank or other nominee, you will receive separate instructions from the nominee describing how to vote your shares.

Revocation of Proxy

A stockholder who executes and delivers a proxy may revoke it at any time before it is exercised by voting in person at the 2014 Annual Meeting, by delivering a subsequent proxy, by notifying the inspectors of the election in person or in writing or, if previous instructions were given through the internet or by telephone, by providing new instructions by the same means.

Quorum

For the business of the 2014 Annual Meeting to be conducted, a minimum number of shares constituting a quorum must be present. The holders of a majority of the outstanding shares of Common Stock entitled to vote at the 2014 Annual Meeting must be present in person or represented by proxy at the 2014 Annual Meeting to have a quorum. Shares represented at the meeting by proxies including abstentions and broker non-votes are treated as present at the meeting for purposes of determining a quorum.

Broker Non-Votes

A broker non-vote occurs when a stockholder who holds his or her shares through a bank or brokerage firm does not instruct that bank or brokerage firm how to vote the shares and, as a result, the broker is prevented from voting the shares held in the stockholder's account on certain proposals. Under applicable New York Stock Exchange (NYSE) rules, if you hold your shares through a bank or brokerage firm and your broker delivers the Notice of Internet Availability or the printed proxy materials to you, the broker has discretion to vote on “routine” matters only. Of the matters to be voted on as described in this proxy statement, only the ratification of the selection of our independent registered public accounting firm is considered "routine" and therefore eligible to be voted on by your bank or brokerage firm without instructions from you.

Effect of Broker Non-Votes and Abstentions

Abstentions and broker non-votes will not have an effect on the outcome of Item 1 (election of directors). In voting on Item 2 (ratification of auditor selection), Item 3 (approval of executive compensation), and Item 4 (approval of the 2014 Barnes Group Inc. Stock and Incentive Award Plan), abstentions will have the effect of votes against the proposals and broker non-votes will not have an effect on the outcome of the vote.

Participants in the Barnes Group Inc. Retirement Savings Plan

You must provide the trustee of the Barnes Group Inc. Retirement Savings Plan with your voting instructions in advance of the meeting. You may do so by returning your voting instructions by mail, or submitting them by telephone or electronically, using the internet. You cannot vote your shares in person at the 2014 Annual Meeting; the trustee is the only one who can vote your shares. The trustee will vote your shares as you have instructed. Except as otherwise required by law, if the trustee does not receive your instructions, the trustee will vote your shares in the same proportion on each issue as it votes those shares for which it has received voting instructions. To allow sufficient time for voting by the trustee, your voting instructions must be received by 11:59 p.m. Eastern Daylight Time (EDT) on May 4, 2014.

Vote Required and Recommendations of the Board for Each Proposal

•	Item 1, Election of directors.

Vote Required: Directors are elected by a plurality of the votes cast. Proxies may not be voted for more than the number of nominees named by the Board.

Recommendation: The Board recommends a vote “FOR” all nominees.

•	Item 2, Ratify the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2014.

Vote Required: Affirmative vote of a majority of shares of Common Stock represented in person or by proxy and entitled to vote on the matter.

Recommendation: The Board recommends a vote “FOR” this proposal.

•	Item 3, Advisory vote to approve the Company's executive compensation.

Vote Required: Affirmative vote of a majority of shares of Common Stock represented in person or by proxy and entitled to vote on the matter. As noted in the discussion of this proposal, the results of this vote are non- binding on the Board or its Compensation and Management Development Committee (the Compensation Committee) and may be construed neither as overruling a decision by the Board or the Compensation

Committee nor as creating or implying any additional fiduciary duty on the Board. Further, it will not affect any compensation paid or awarded to any named executive officer as described in this proxy statement.

Recommendation: The Board recommends a vote “FOR” this proposal.

•	Item 4, Proposal to approve the 2014 Barnes Group Inc. Stock and Incentive Award Plan.

Vote Required: Affirmative vote of a majority of shares of Common Stock represented in person or by proxy and entitled to vote on the matter.

Recommendation: The Board recommends a vote “FOR” this proposal.

PROXY SOLICITATION AND DOCUMENT REQUEST INFORMATION

Solicitation of Proxies

Proxies will be solicited on behalf of the Board by mail, telephone, internet or other electronic means, and may also be made by the Company's officers and employees personally without additional compensation. The Company bears all solicitation costs. The Company may also reimburse brokers, dealers, banks, voting trustees or their nominees for their reasonable expenses in forwarding proxy materials to beneficial owners. The Company has retained Morrow & Co., LLC to aid in the solicitation of proxies for a fee of approximately $7,500 plus the cost of telephone solicitation, if applicable, and out-of-pocket expenses.

Stockholders Requesting Copies of 2013 Annual Report

Stockholders may request and we will promptly mail without charge a copy of the 2013 Annual Report by writing to: Manager, Stockholder Relations & Corporate Governance Services, Barnes Group Inc., 123 Main Street, Bristol, Connecticut 06010.

Householding of Annual Meeting Materials

Some banks, brokers, broker-dealers and other similar organizations acting as nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this proxy statement and the 2013 Annual Report may have been sent to multiple stockholders in your household. If you would prefer to receive separate copies of a proxy statement or annual report for other stockholders in your household, either now or in the future, please contact your bank, broker, broker-dealer or other similar organization serving as your nominee.

Upon written or oral request to Manager, Stockholder Relations & Corporate Governance Services, Barnes Group Inc., 123 Main Street, Bristol, Connecticut 06010, or via telephone to the Investor Relations department at (800) 877-8803, we will promptly provide separate copies of the 2013 Annual Report and/or this proxy statement. Stockholders sharing an address who are receiving multiple copies of this proxy statement and/or the 2013 Annual Report and who wish to receive a single copy of these materials in the future will need to contact their bank, broker, broker-dealer or other similar organization serving as their nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.

Other Matters

The Board does not know of any matters to be presented for consideration at the meeting other than the matters described in Items 1, 2, 3 and 4 of the Notice of 2014 Annual Meeting. However, if other matters are presented, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their judgment. All shares represented by the accompanying proxy, if the proxy is given before the meeting, will be voted in the manner specified therein.

PROXY PROPOSALS

Election of Directors (Item 1)

The Board is currently divided into three classes. Previously, each of the classes was elected to serve three-year terms which were staggered such that one-third of the Board membership, or as near to one-third as possible, was elected at each annual meeting. At last year’s annual meeting, our stockholders approved amendments to our Amended and Restated Bylaws (Bylaws) to phase out the classification of the Board and to provide instead for the annual election of directors commencing with those directors up for election at our 2014 Annual Meeting. Directors previously elected to serve three-year terms will serve the remainder of their terms before standing for re-election.

Upon the recommendation of the Corporate Governance Committee, the Board has nominated William J. Bristow, Jr., Patrick J. Dempsey, Hassell H. McClellan and JoAnna Sohovich for election to the Board. The Board has determined that except for Mr. Dempsey, each nominee is an independent director as discussed below under “Director Independence.” If elected, each nominee will hold office until the 2015 Annual Meeting of Stockholders unless any of them earlier dies, resigns, retires or is removed, as provided in the Bylaws.

All nominees currently serve on the Board, except for Ms. Sohovich who was nominated by the Board in March 2014 to stand for election at the 2014 Annual Meeting. If elected, Ms. Sohovich would fill one of the vacancies that will be created by the retirement of two of our directors as of the date of the 2014 Annual Meeting.

In 2013, the Corporate Governance Committee engaged a third-party search firm, Diversified Search, to assist it with identifying and screening director candidates. As described in the "Process for Selecting Directors" section below, the Board has identified certain qualifications for its directors, and considers how a candidate represents, in combination with the other directors, a diversity of perspectives, viewpoints, backgrounds and experiences. The search firm was instructed to identify candidates based on the criteria specified by the Corporate Governance Committee. Ms. Sohovich was recommended as a nominee by the third-party search firm acting on behalf of the Corporate Governance Committee. After its review and evaluation of Ms. Sohovich's background and qualifications, the Corporate Governance Committee shared with the Board its perspectives regarding recommending Ms. Sohovich's nomination.

Ms. Sohovich's qualifications to serve on our Board include her extensive executive management and leadership experience, broad knowledge of the aerospace and transportation industries, her mix of public service and private industry experience, her leadership of global, multi-brand manufacturing businesses, and direct experience in driving innovation and strategic growth initiatives, as described in her biography below. The Corporate Governance Committee and the Board both believe that Ms. Sohovich's qualifications, skills and experiences would contribute to an effective and well-functioning Board capable of fulfilling its oversight responsibility and provide quality advice to the Company’s management.

The four nominees, the five directors continuing in office after the meeting, and the two directors who will be retiring from the Board as of the date of the 2014 Annual Meeting are listed below with brief biographies. Each director has been associated with his or her present organization for at least the past five years unless otherwise noted. None of the organizations listed as business affiliates of the directors is a subsidiary or other affiliate of the Company.

If a nominee for director should become unavailable for any reason, it is intended that votes will be cast for a substitute nominee designated by the Board. The Board has no reason to believe the persons nominated will be unable to serve if elected.

The Board recommends a vote "FOR" all nominees.

Nominees for Re-election - One-Year Term - Term to expire in 2015

William S. Bristow, Jr.
Age: 60	Committees:
Director since: 1978	Executive (Chair)
Current term expires: 2014	Finance

Mr. Bristow is President of W.S. Bristow & Associates, Inc., which is engaged in small business development. Mr. Bristow's qualifications to be a member of our Board include his extensive knowledge of our Company with over 30 years of service as a member of our Board, ownership and direct management of W.S. Bristow & Associates and his expertise in the area of sales.

Patrick J. Dempsey
Age: 49	Committees:
Director since: 2013	Executive (ex officio, non-voting member)
Current term expires: 2014

Mr. Dempsey was appointed the President and Chief Executive Officer of the Company in March 2013. Prior to this appointment, he served as the Company's Senior Vice President and Chief Operating Officer, and was responsible for oversight and direction of the Company’s global business segments, as well as working closely on the development and execution of the Company’s strategic plan. Mr. Dempsey joined the Company in October 2000 and has held a series of roles of increasing responsibility. He was appointed Vice President, Barnes Group Inc. and President, Barnes Aerospace in 2004, Vice President, Barnes Group Inc. and President, Barnes Distribution in October 2007, Vice President, Barnes Group Inc. and President, Logistics and Manufacturing Services in October 2002. Mr. Dempsey's qualifications to be a member of our Board include his extensive knowledge of the Company's business operations and his depth of experience in the fields of business management, enterprise management systems, business development and international operations.

Hassell H. McClellan
Age: 68	Committees:
Director since: 2010	Audit
Current term expires: 2014	Executive
Finance

Dr. McClellan retired in 2013 as an Associate Professor of Finance and Policy at Boston College's Wallace E. Carroll School of Management, where he served as the Associate Dean from 1996 to 2000. Dr. McClellan had been a member of the faculty of Boston College since 1984. He specializes in global competitiveness and strategic management for boards of directors and financial services, and has both an MBA and a Doctor of Business Administration degree. Dr. McClellan has served as trustee of the Virtus Variable Insurance Trust (formerly Phoenix Edge Series Fund) since 2008, and as trustee of both the John Hancock Variable Insurance Trust and John Hancock Funds II since 2005, and of John Hancock Funds and John Hancock Funds III since 2012. Dr. McClellan's qualifications to be a member of our Board include his extensive experience and expertise in global competitiveness, strategic planning and finance. In addition to his academic achievements in these areas, he has served as a board member or trustee of more than ten non-profit and private organizations.

JoAnna Sohovich
Age: 42	Committees:
Director Nominee	None

Ms. Sohovich is Global President, Industrial & Automotive Repair at Stanley Black & Decker, Inc. where she leads a multiple brand and channel global manufactured goods business. Before being appointed to this position in 2012, she served as Industrial & Automotive Repair President - North America, Asia and Emerging Regions since 2011. From 2002 to 2011, Ms. Sohovich served in several roles of increasing responsibility at Honeywell International, including President, Security & Communications from 2010 to 2011 emphasizing new product development and innovation, Vice President & General Manager, Commercial Building Controls from 2008 to 2010, leading growth initiatives across a broad commercial building controls portfolio, and Integration Leader from 2007 to 2008 resulting in Honeywell’s successful acquisition and integration of Maxon Corporation. Ms. Sohovich served as Vice President, Six Sigma for Honeywell from 2004 to 2005. Her earlier experience includes Plant Management, Repair and Overhaul Shop Management, Quality Management and service as an officer in the United States Navy. Ms. Sohovich’s qualifications to be a member of our Board include her extensive executive management and leadership experience, broad knowledge of industrial manufacturers, global mindset and direct experience in driving innovation and strategic growth initiatives.

Continuing Directors
Term expiring in 2015

Thomas O. Barnes
	Age: 65	Committees:
	Director since: 1978	Executive (ex officio, non-voting member)
Current term expires: 2015

Mr. Barnes is Chairman of the Board and an employee of the Company. His role is described on page 56. From 2007 until 2012 he served as a director of New England Bank Shares, Inc. He served as a director of Valley Bank from 2005 to 2007 when it was merged into New England Bank Shares, Inc. Mr. Barnes' qualifications to be a member of our Board of Directors include his experience in the fields of distribution, manufacturing, finance and governance with numerous organizations throughout his career, including the Company's former distribution business. In addition, Mr. Barnes has owned and managed several businesses and has experience in the commercial lending field. He has served on the Board for over 30 years, has served as Chairman of our Board since 1995, and has served as chairman, trustee or director for over 20 non-profit organizations.

Gary G. Benanav
Age: 68	Committees:
Director since: 1994	Audit
Current term expires: 2015	Compensation and Management Development
Corporate Governance (Chair)

Mr. Benanav retired in March 2005 from New York Life International, LLC where he was the Chief Executive Officer from December 1997, and the Vice Chairman and a director of New York Life Insurance Company from November 1999. He has served as a director of Express Scripts Holding Company since January 2000, a full-service pharmacy benefit management company, and a director of Remeztech Ltd., a privately held software development company based in Israel, since 2013. Mr. Benanav's qualifications to be a member of our Board include having served as the executive officer of two U.S. corporations with assets in excess of $100 billion, extensive international business experience, extensive management responsibility for U.S. and international insurance and financial services companies, experience in dealing with regulators and legislators, extensive knowledge of finance and accounting matters including complex financial statement and accounting issues across various types of businesses, and practice as a business attorney for 15 years including serving as a legal advisor to boards of directors for over five years. In addition, Mr. Benanav received a Presidential appointment as U.S. representative to APEC Business Advisory Council (2002 to 2005).

Mylle H. Mangum
Age: 65	Committees:
Director since: 2002	Audit
Current term expires: 2015	Compensation and Management Development (Chair)
Finance

Ms. Mangum has served as Chief Executive Officer of IBT Enterprises, LLC, a leading provider of branch banking solutions, since October 2003. Prior to this, she served as the Chief Executive Officer of True Marketing Services, LLC since July 2002, focusing on consolidating marketing services companies. From 1999 to 2002, she was the Chief Executive Officer of MMS Incentives, Inc., a private equity company involved in developing and implementing marketing and loyalty programs in high-tech environments. She is currently a director of PRGX Global, Inc., Haverty Furniture Companies, Inc., and Express, Inc. She also served as a director of Collective Brands Inc., and its predecessor PaylessShoeSource, Inc., from 1997 to 2012, Scientific-Atlanta, Inc. from 1993 to 2006, Respironics, Inc. from 2004 to 2008, Matria Healthcare, Inc. from 2006 to 2008, and Emageon Inc. from 2004 to 2009. Ms. Mangum's qualifications to be a member of our Board include her current service as a chief executive officer, and extensive business and management experience including, in addition to that mentioned above, serving as an executive with General Electric, BellSouth and Holiday Inn Worldwide. She has extensive knowledge of marketing, accounting and finance, as well as compliance and internal controls.

Continuing Directors
Term expiring in 2016

Francis J. Kramer
Age: 64	Committees:
Director since: 2012	Compensation and Management Development
Current term expires: 2016	Corporate Governance

Mr. Kramer is President and Chief Executive Officer and a member of the Board of Directors of II-VI Incorporated, a publicly traded company that is a global leader in engineered materials and optoelectronic components. He has served as a director of II-VI Incorporated since 1989, has been President since 1985, and was Chief Operating Officer from 1985 to 2007. He is a Board Advisor on the University of Pittsburgh's Swanson School of Engineering. Mr. Kramer's qualifications to be a member of our Board include his current service as a chief executive officer, and extensive experience in the fields of engineering, manufacturing, domestic and international operations, business development, strategic planning and extensive knowledge both domestically and internationally with acquisitions.

William J. Morgan
Age: 67	Committees:
Director since: 2006	Audit (Chair)
Current term expires: 2016	Corporate Governance
Executive

Mr. Morgan is a retired partner of the accounting firm KPMG LLP (KPMG) where he served clients in the industrial and consumer market practices. After his retirement in 2006, and until 2010, he was a consultant to KPMG's Leadership Development Group and Dean of KPMG's Chairman's 25 Leadership Development Program. He is the Audit Committee financial expert of our Board. From 2004 until 2006, Mr. Morgan was the Chairman of KPMG's Audit Quality Council and, from 2002 until 2006, he was a member of its Independence Disciplinary Committee. He previously served as the Managing Partner of KPMG's Stamford, Connecticut office. Mr. Morgan is currently a director of PGT, Inc. and JGWPT Holdings Inc. He previously served as a member of the Boards of Directors for KPMG and KPMG Americas. In addition to his service with KPMG and on other boards of directors, Mr. Morgan's qualifications to be a member of our Board include his 39 year career and expertise in the accounting and auditing fields as well as his extensive practice as a certified public accountant and experience working with global industrial companies relative to accounting, finance, auditing, controls, risk management, compliance and corporate governance.

Retiring Directors

Mr. Thomas J. Albani and Mr. John W. Alden, who have served as directors since 2008 and 2000, respectively, will be retiring from the Board as of the date of the 2014 Annual Meeting.

Thomas J. Albani
Age: 71	Committees:
Director since: 2008	Compensation and Management Development
Corporate Governance
Finance

Mr. Albani retired in May 1998 from Electrolux Corporation, a North American manufacturer and marketer of premium floor care products, where he served as the Chief Executive Officer for seven years and as a member of the Board of Directors. From 1994 to 2010, Mr. Albani was a director of Select Comfort Corporation. Mr. Albani's qualifications to be a member of our Board include his experience as the Chief Executive Officer of Electrolux Corporation, as well as his service as the Chief Operating Officer of Allegheny International, a multibillion dollar industrial conglomerate. He also has, through his experience in management consulting and participation in various industrial and consumer associations, strong strategic planning and problem solving skills and knowledge of the financial, environmental, legal and structural issues facing industrial companies.

John W. Alden
Age: 72	Committees:
Director since: 2000	Compensation and Management Development
Corporate Governance
Finance (Chair)

Mr. Alden retired in 2000 as Vice Chairman, United Parcel Service of America, Inc. From 1988 until his retirement, he served as a director of United Parcel Service. He is currently, and has been during the past five years, a director of Silgan Holdings Inc., The Dun & Bradstreet Corporation and Arkansas Best Corporation. In addition to his service with United Parcel Service of America, Inc. and on other boards of directors, Mr. Alden's qualifications to be a member of our Board include his extensive experience as senior manager and vice chairman of a $50 billion company with responsibility for corporate strategic planning, worldwide marketing, sales, communications, public relations and logistics, and a life-long career in industry.

Ratify the Selection of PricewaterhouseCoopers LLP as the Company's Independent Registered Public Accounting Firm (Item 2)

The Audit Committee of the Board has selected PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ended December 31, 2014. Although not required by the Company's Charter or Bylaws, the Company has determined to ask stockholders to ratify this selection. A representative of PricewaterhouseCoopers LLP is expected to be present at the meeting, have the opportunity to make a statement, if desired, and be available to respond to appropriate questions.

The Board recommends a vote “FOR” this Proposal.

Advisory Vote to Approve the Company's Executive Compensation (Item 3)

As part of our commitment to high standards of governance and under SEC rules, we seek our stockholders' advisory (non-binding) vote on the compensation of our NEOs, as described in the Compensation Discussion and Analysis (CD&A), the compensation tables, and the accompanying narrative disclosure regarding NEO compensation. This advisory proposal, known as a “say-on-pay” vote, gives stockholders the opportunity to vote whether or not to approve the compensation of our NEOs as described in this proxy statement. We recognize the interest our stockholders have in the Company’s executive compensation program. As such, we currently hold an annual say-on-pay vote.

The Company's executive compensation program is designed to attract, engage and retain highly qualified executive officers. The Company has a strong pay-for-performance philosophy and, as a result, the compensation paid to our NEOs is closely aligned with the Company's performance on both a short-term and a long-term basis. For 2013, our executive compensation program for our NEOs was designed to reward positive performance with respect to the following financial performance measures: basic earnings per share (EPS), consolidated revenue, and consolidated operating margin, as well as the Company's performance over a three-year period ending December 31, 2015 relative to the performance of companies included in the Russell 2000 Index. These 2013 performance measures were designed to align our executive compensation program with our two key strategic goals for 2013: profitable sales growth, both organically and through acquisition, and productivity improvements.

The Company aims to provide our NEOs with the opportunity to earn total direct compensation that is targeted in a range around the median compared to a defined peer group of companies.

Our compensation mix for 2013 continued to provide total target direct compensation for our NEOs that generally falls in a range around the median compared to a defined peer group of companies, and other external sources are used to inform the Compensation Committee generally about the external market value of our executive roles. We believe our compensation mix provides sufficient incentives in the form of annual cash incentive awards and long-term incentive awards to drive the Company's performance and enhance stockholder value. Specifically, if the Company's performance meets or exceeds pre-established performance targets, including achieving performance levels at or above the 50th percentile on a relative basis compared to the performance of Russell 2000 Index companies, and/or our stock price increases, the NEOs have an opportunity to realize significant additional compensation in the form of annual cash incentive awards and long-term equity awards. If the Company's performance does not meet pre-established performance targets, including reaching performance levels below the 50th percentile on a relative basis compared to the performance of Russell 2000 Index companies, and/or our stock price declines, the NEOs have significant downside financial risk.

We have also implemented certain policies and guidelines regarding our executive compensation program designed to mitigate risk as described in our CD&A and highlighted below:

•	We have stock ownership requirements for our NEOs set at five times base salary for our Chief Executive Officer and three times base salary for all other NEOs.

•	All NEOs are subject to clawback agreements.

•	Our performance targets are tied to multiple financial metrics.

•	Our equity awards are structured to provide for “double trigger” accelerated vesting upon a change in control.

•	Our long-term compensation program uses several different types of equity awards to reward performance and encourage retention.

•	We place caps on payouts under our annual and long-term incentive programs.

We encourage stockholders to review the CD&A starting on page 18 which provides a detailed discussion of the executive compensation program in place for our NEOs.

The Compensation Committee annually considers the results of the most recent advisory vote by stockholders to approve NEO compensation. In the 2013 advisory vote, 95.5% of the voted shares supported the compensation of the Company's NEOs, and the Compensation Committee and the Board interpret this strong level of support as affirmation of the current design, purposes and direction of the Company's executive compensation program.

This vote will not be binding on the Board or the Compensation Committee and may not be construed as overruling a decision by the Board or the Compensation Committee nor create or imply any additional fiduciary duty on the Board. Further, it will not affect any compensation paid or awarded to any NEO. Because we highly value the opinions of our stockholders, however, the Board and the Compensation Committee will take into account the results of this say-on-pay vote when considering future executive compensation arrangements.

Accordingly, stockholders are being asked to approve the following resolution:

“RESOLVED, that the stockholders of the Company approve the compensation paid to the named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis and the tabular disclosures regarding named executive officer compensation, together with the accompanying narrative disclosure, in this proxy statement for its 2014 Annual Meeting.”

The Board recommends a vote “FOR” the approval of the advisory resolution to approve the compensation paid to the NEOs, as disclosed pursuant to Item 402 of Regulation S-K, including the CD&A and the tabular disclosures regarding NEO compensation, together with the accompanying narrative disclosure, in this proxy statement for its 2014 Annual Meeting.

Proposal to Approve the 2014 Barnes Group Inc. Stock and Incentive Award Plan (Item 4)

The Company is seeking approval of its 2014 Barnes Group Inc. Stock and Incentive Award Plan (the “Plan”
or the “2014 Plan”), as adopted by unanimous approval of our Board on February 12, 2014, subject to stockholder approval. Stockholder approval is being sought (i) in order to meet the NYSE listing requirements, (ii) so that compensation attributable to grants under the Plan may qualify for an exemption from the deduction limit under Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder (the “Code” or the “Internal Revenue Code”) (see discussion of “Federal Income Tax Consequences of the Plan” below), and (iii) in order for incentive stock options to meet the requirements of the Code.

Introduction

Long-term incentive compensation plays an integral part in the Company’s pay for performance strategy.

The Plan serves two primary purposes. First, it provides competitive incentives that enable the Company to attract, motivate and reward persons who render services that benefit the Company or its subsidiaries. Second, the Plan aligns the long-term economic interests of such persons directly with the interests of the Company’s stockholders. The Plan is integral to the Company’s compensation strategies and programs, as the Board believes that the Plan will enhance the Company’s ability to attract and retain individuals of exceptional talent whose skills will enable the Company to continue to achieve sustainable, profitable growth.

We currently maintain the Barnes Group Inc. Stock and Incentive Award Plan, as amended on March 15, 2010 (the “Prior Plan”). The total number of shares remaining available for issuance under the Prior Plan as of December 31, 2013, is 1,541,914 shares. The Board has determined that the number of shares of Common Stock currently available for issuance or transfer under the Prior Plan is not sufficient in view of our compensation structure and strategy. Our Board believes it is advisable to adopt a new comprehensive incentive compensation plan which will serve as the successor incentive compensation plan to the Prior Plan and provide the Company with an omnibus plan to design and structure grants of stock options, stock units, stock awards, stock appreciation rights and other stock-based awards for selected individuals in our employ or service. Our Board believes that the availability of 7,616,477 shares, which equals 6,074,563 new shares plus 1,541,914, the number of shares available for issuance under the Prior Plan as of December 31, 2013, will ensure that we continue to have a sufficient number of shares available to achieve our compensation strategy. The 7,616,477 shares will be reduced (i) for each share of Common Stock subject to a stock option or stock appreciation right granted after December 31, 2013 under the Prior Plan, on the basis of a fixed ratio of 1:1, and (ii) for each share of Common Stock subject to a stock-based award (other than an option or stock appreciation right) granted after December 31, 2013 under the Prior Plan, on the basis of a fixed ratio of 2.84:1.

When analyzing the number of new shares that should be available under the 2014 Plan, the Board considered a number of factors including the number of shares available under the Prior Plan, the full dilution level for the Company’s investors based on the total shares available for grant under the 2014 Plan (including the Prior Plan) and the Company’s projected three year burn rate, which is projected to be significantly less than the mean of the Company’s industry group. The Company determines its annual burn rate by taking the sum of the number of stock options granted and full value shares awarded (applying a premium to full value shares based on the Company’s annual stock price volatility) during the year, divided by the Company’s weighted average common shares outstanding during the year. The Board believes that our interests and the interests of our stockholders will be advanced if we can continue to offer our employees, notably at the senior management level, the opportunity to acquire or increase their proprietary interests in us.

If the 2014 Plan is approved by our stockholders, then the Prior Plan will be merged with and into the 2014 Plan, no further grants will be made under the Prior Plan, and shares with respect to all awards outstanding under the Prior Plan will be issued or transferred under the 2014 Plan. The terms of all awards outstanding under the Prior Plan will continue to apply to the awards outstanding under the Prior Plan.

For purposes of determining the number of shares that will be available for issuance under the 2014 Plan, if approved by our stockholders, the 7,616,477 shares will be reduced as set forth above as follows (i) for each share of Common Stock subject to a stock option or stock appreciation right granted after December 31, 2013 under the Prior Plan, on the basis of a fixed ratio of 1:1, and (ii) for each share of Common Stock subject to a stock-based award (other than an option or stock appreciation right) granted after December 31, 2013 under the Prior Plan, on the basis of a fixed ratio of 2.84:1.

As of December 31, 2013 under the Prior Plan, the following awards were outstanding or available for issuance:

•	Stock options were outstanding with respect to 1,516,341 shares of Common Stock with a weighted average exercise price of $20.65 per share and a weighted average remaining term of 4.61 years;

•	Full value awards, including restricted stock awards and performance awards based on our estimated payout, were outstanding with respect to 1,013,993 shares of Common Stock; and

•	1,541,914 shares remained available for issuance with respect to future awards.

If approved by our stockholders, the 2014 Plan will become effective on May 9, 2014.

The material terms of the 2014 Plan are summarized below. A copy of the full text of the 2014 Plan is attached to this Proxy Statement as Annex A. This summary of the 2014 Plan is not intended to be a complete description of the 2014 Plan and is qualified in its entirety by the actual text of the 2014 Plan to which reference is made.

General Description of the Plan

The Plan permits the issuance of incentive awards, stock option grants and stock appreciation rights (“SARs”). The foregoing are collectively referred to as “Awards.” Awards may include, but are not limited to, dividend equivalents, performance share awards, performance unit awards, restricted stock awards, restricted stock unit awards, or other stock-based awards (each as described below). Any Award may be linked to another Award, and linked Awards may be granted as either alternatives or supplements to each other. Under the Plan, the Company may issue Awards that qualify as performance-based compensation under Section 162(m) of the Code that is exempt from the $1 million limit on corporate tax deductions for named executive officer pay (“Performance-Based Compensation”) as well as Awards that do not so qualify.

Eligibility. Those eligible for Awards under the Plan are referred to below as “Participants.” Participants include any person who renders or has rendered services that benefit or will benefit the Company or one of its subsidiaries (each, a “Service Provider”). A Service Provider may be an employee, director, independent contractor, agent, advisor, consultant, representative or otherwise, provided, that, the consultants and advisors must perform bona fide services for the Company or one of its subsidiaries.

Shares Available for Issuance. The Plan authorizes a number of shares of Company Common Stock for issuance of 7,616,914 shares, reduced (i) for each share of Common Stock subject to a stock option or stock appreciation right granted after December 31, 2013 under the Prior Plan, on the basis of a fixed ratio of 1:1, and (ii) for each share of Common Stock subject to a stock-based award (other than an option or stock appreciation right) granted after December 31, 2013 under the Prior Plan, on the basis of a fixed ratio of 2.84:1, in all instances, subject to adjustment as described below. The number of shares of Common Stock reserved for Awards under the Plan will be reduced by a fixed ratio of 1:1 shares of Common Stock subject to an Option (defined below) or SAR granted and shall be reduced by a fixed ratio of 2.84:1 shares of Common Stock for each share of Common Stock subject to a Performance Share Award, Performance Unit Award, Restricted Stock Award, Restricted Stock Unit Award, Dividend Equivalent or Other Stock-Based awards granted under the Plan.

Substitution and Assumption of Awards. If, in connection with an acquisition by the Company or a merger of another company with the Company, the Company assumes the other company’s outstanding stock incentive awards or substitutes new awards for the other company’s outstanding stock incentive awards, any shares the Company issues pursuant to such assumed or substituted awards will not count against the shares available for issuance under the Plan.

Reusage. If and to the extent Awards granted under the Plan (or, after December 31, 2013, awards granted under the Prior Plan) terminate, expire, are cancelled, or are forfeited, the shares reserved for such Awards will become available again for purposes of the Plan. If shares otherwise issuable under the Plan (or the Prior Plan) are withheld or surrendered for payment of taxes, other than an Option or SAR (or, after December 31, 2013, any stock-based award other than an option or a stock appreciation right under the Prior Plan), then such number of tendered or withheld shares of Common Stock shall again be available for Awards under the Plan. If any Awards are paid in cash, and not in shares of our Common Stock, any shares of our Common Stock subject to such Awards will also be available for future Awards.

Any shares that again become available for Awards under the Plan pursuant to the foregoing shall be added to the shares authorized for grant under the Plan: (i) at a fixed ratio of 1:1 for each share of Common Stock subject to an Appreciation-Only Award (or options or stock appreciation rights granted under the Prior Plan) and (ii) at a fixed ratio of 2.84:1 shares of Common Stock for each share of Common Stock subject to a Performance Share Award, Performance Unit Award, Restricted Stock Award, Restricted Stock Unit Award, Dividend Equivalent or Other Stock-Based awards granted under this Plan (or similar stock-based awards under the Prior Plan).

Notwithstanding the foregoing, the following shares of Common Stock shall not be added to the shares authorized for grant under the Plan: (i) shares tendered by the Service Provider or withheld by the Company in payment of the purchase price of an Option or, after December 31, 2013, an option under the Prior Plan, (ii) shares tendered by the Service Provider or withheld by the Company to satisfy any tax withholding obligation with respect to Options or SARs or, after December 31, 2013, options or stock appreciation rights under the Prior Plan, (iii) shares subject to a SARs or, after December 31, 2013, a stock appreciation right under the Prior Plan that are not issued in connection with its stock settlement on exercise thereof, and (iv) shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options or, after December 31, 2013, options under the Prior Plan.

Award Limits. The Plan provides that the maximum aggregate number of shares of Common Stock with respect to which Awards may be made to any individual during any calendar year is 1,000,000 shares, subject to adjustment in certain circumstances as described below. The maximum amount that may be paid to a Service Provider during any calendar year pursuant to a cash denominated Award, including performance-based compensation, is $5,000,000 or, if such Award is settled in shares of Common Stock, the fair market value of the Common Stock as of the applicable vesting date. The maximum aggregate number of shares of Common Stock with respect to which all Awards of incentive stock options that may be made under the Plan shall be 3,000,000 shares, subject to adjustment in certain circumstances as described in the Plan. The individual limits under the Plan apply without regard to whether the Award is paid in Common Stock or money and will be applied to Awards using a fixed ratio of 1:1.

Administration. The Plan is administered by the Compensation Committee. The Committee satisfies the requirements that the Plan be administered by a committee that is comprised of at least two members, each of which must be (i) an “independent director,” as defined in applicable rules or listing standards of the NYSE; (ii) a “non-employee director,” as defined in Rule 16b-3 under the Securities Exchange Act of 1934; and (iii) an “outside director,” as defined in Treasury Department regulations for purposes of Section 162(m) of the Code. The Committee may, under certain circumstances, delegate any or all of its authority and responsibility to (a) another committee of the Board to which the Board delegates such authority or responsibility, (b) the Chief Executive Officer of the Company, or (c) the chairperson of the committee to whom the Board delegates such authority or responsibility. This Committee may also delegate authority to the General Counsel of the Company or his or her designee as it relates to specific legal requirements and interpretations under the Plan. All such delegated authority or responsibility shall be limited to the ability to grant Awards to employees or other Service Providers who are not officers or directors of the Company and are not “covered employees” within the meaning of Section 162(m) of the Code. The Committee has exclusive power to:

•	select eligible persons to participate in the Plan,

•	determine the time when Awards will be made to eligible persons,

•	determine the nature and extent of Awards to be made to each Participant,

•	determine the duration of restriction periods and performance periods,

•
determine the terms and conditions to which payment of Awards may be subject, including the exercise price, in the case of an Option or SAR, and whether or not Awards are to be linked to each other and if so, whether they are alternative to or supplement to one another,

•	establish performance goals for each performance period, and

•	determine whether or not a specific Award is intended to qualify as performance-based compensation.

In addition, the Committee has the authority to establish, revise and revoke all rules and regulations relating to the Plan, to interpret and construe the Plan and to make determinations with respect to the Plan that it considers to be necessary or advisable for the administration of the Plan.

Awards.

Options. The Plan authorizes the grant of Options to purchase Common Stock which may be either incentive stock options (“ISOs”) or non-qualified stock options (“NSOs”). ISOs and NSOs are collectively referred to as “Options.” ISOs must comply with Section 422 of the Code and may only be granted to employees of the Company or one of its subsidiaries.

Each ISO granted pursuant to the Plan must have an exercise price that is not less than the fair market value of the Common Stock underlying such ISO at the time of the grant (or not less than 110% of the fair market value in the case of ISOs that are granted to Participants, if any, who are holders of more than 10% of the Company’s Common Stock). Each NSO granted pursuant to the Plan must have an exercise price that is not less than 100% of the fair market value of a share of Common Stock at the time of the grant.

At the time Options are granted, the Committee shall determine when Options are exercisable and when they expire. However, the term of an Option cannot exceed 10 years from the date of grant (or five years from the date of the grant in the case of ISOs that are granted to Participants, if any, who are holders of more than 10% of the Common Stock).

Generally, for purposes of the Plan, fair market value means (unless the Committee determines otherwise with respect to a particular Award or the principal trading market for the Common Stock ceases to be a national securities exchange) the last reported sale price of Common Stock during regular trading hours on the date of the Award or, if there were no trades on that date, the last reported sale price of Common Stock during regular trading hours on the latest preceding date upon which a sale was reported.

The consideration to be received by the Company for the grant of Options under the Plan may consist of future services, past services, or money or other property, tangible or intangible, as the Committee may determine. Payment for shares purchased upon exercise of an Option must be made in full at the time of exercise. Payment may be made in cash or, if provided for in the Option grant, and subject to applicable law, by any of the following methods or a combination thereof:

•	the transfer to the Company of shares owned by the Participant or purchased on the open market, having a fair market value on the date of transfer equal to the exercise price;

•
the delivery to the Company of a properly executed exercise notice together with a copy of irrevocable instructions to a broker to sell immediately some or all of the shares acquired by the exercise of the Option and to deliver promptly to the Company an amount of the sale proceeds (or, in lieu of or pending a sale, loan proceeds) sufficient to pay the purchase price; or

•
the election to have the Company retain some of the shares that would otherwise be issued pursuant to the Option exercise, having a fair market value on the date of exercise equal to the exercise price.

In addition, the Committee may authorize any other manner of payment, so long as such method complies with all applicable laws and the NYSE listing standards. However, the Committee may not reduce the exercise price of any outstanding Option, except as discussed under “Adjustments,” below.

SARs. The Committee may grant SARs to Participants, and determine the number of SARs, the term of the SARs, the time or times at which the SARs may be exercised, and all other terms and conditions of the SARs. Each SAR entitles the Participant to receive, upon exercise of the SAR, without payment to the Company by the Participant, an amount, payable in shares, cash or a combination of shares and cash, that is equal to the excess of:

•	the per share fair market value of the Common Stock on the date of exercise; over

•	the exercise price of the SAR.

SARs may be linked to Options under the Plan. Such SARs may be either a supplement or an alternative to the linked Options. SARs may also be issued as stand-alone Awards. For stand-alone SARs and SARs linked as a supplement to an Option, the exercise price shall be the fair market value of the Common Stock on the date of grant of the SARs. For SARs linked as an alternative to the related Option, the exercise price shall be the same as the exercise price of the related Option. The consideration to be received by the Company for the grant of SARs under the Plan may consist of future services, past services, or money or other property, tangible or intangible, as the Committee may determine.

Incentive Awards. The Plan authorizes the grant of Incentive Awards in lieu of, or as a supplement to, any other compensation that may have been earned by a Service Provider. In general, the Committee determines all of the terms and conditions of Incentive Awards including whether they will be contingent upon completion of a period of service after the grant of the Awards or on achievement of a performance goal, and whether any transfer restrictions will apply to shares of Common Stock issued pursuant to Incentive Awards. The amount of an Incentive Award may be based upon a specified number of shares of Common Stock or the fair market value of a specified number of shares or a dollar amount authorized by the Committee. Any Incentive Award may be paid in cash or shares of Common Stock, or a combination of cash and shares. Forms of Incentive Awards include, but are not limited to, Dividend Equivalents, Performance Share Awards, Performance Unit Awards, Restricted Stock Awards, Restricted Stock Unit Awards, and Other Stock-Based Awards.

Dividend Equivalents. Dividend Equivalents are the right to receive an amount of money equal to the dividends paid from time to time on a specified number of shares of Common Stock. Dividend Equivalents may be paid in the form of money or shares of Common Stock based on their fair market value on the payment date, or any combination of cash and shares. To the extent Dividend Equivalents are paid on a Performance Share Award or Performance Unit Award, the Dividend Equivalent will not be paid until the applicable performance goals are achieved.

Performance Share and Performance Unit Awards. A Participant who is granted a Performance Share Award has the right to receive shares or cash or a combination of shares and cash equal to the fair market value of such shares at a future date in accordance with the terms of such grant and upon the attainment of performance goals specified by the Committee. The award of Performance Shares to a Participant does not create any rights in such Participant as a stockholder of the Company until the issuance of the shares with respect to an Award. A Participant who is granted a Performance Unit Award has the right to receive a specified dollar amount upon the attainment of performance goals specified by the Committee. The Committee may substitute actual shares of Common Stock for the cash payment otherwise required to be made pursuant to a Performance Unit Award.

Restricted Stock and Restricted Stock Unit Awards. Restricted Stock consists of shares which are transferred to or sold by the Company to a Participant, but are subject to risk of forfeiture provisions and/or restrictions on their sale or other transfer by the Participant that will cease to apply if conditions specified by the Committee are satisfied. Restricted Stock Units are the right to receive shares of Common Stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Committee. The Committee determines the eligible Participants to whom, and the time or times at which, Awards of Restricted Stock or Restricted Stock Units will be made, the number of shares or units to be granted, the price to be paid, if any, the time or times within which the shares covered by such Awards will be subject to forfeiture, the time or times at which the restrictions will terminate, and all other terms and conditions of the Awards. Restrictions or conditions could include, but are not limited to, the attainment of performance goals, continuous service with the Company, or the passage of time.

Other Stock-Based Awards. The Committee may grant Other Stock-Based Awards, which are Awards other than Options, SARs, Restricted Stock Awards, Restricted Stock Unit Awards and Performance Share Awards based on or measured by Company Common Stock. The Committee may grant Other Stock-Based Awards to any Service Provider on such terms and conditions as the Committee deems appropriate. Other Stock-Based Awards may be granted subject to the achievement of performance goals or other conditions and may be payable in the form of money or shares of Common Stock, or a combination of the two, as determined by the Committee in the Award agreement.

Performance Goals. Restricted Stock Awards, Restricted Stock Unit Awards, Performance Share Awards, Performance Unit Awards and other Incentive Awards that are intended to qualify as Performance-Based Compensation shall be made subject to the attainment of pre-established, objective performance goals. A performance goal is considered pre-established if it is established in writing not later than 90 days after the commencement of the period of service to which the performance goal relates, provided that the outcome is substantially uncertain at the time the Committee actually established the goal. The Committee shall certify the performance results for the performance period after the performance period ends.

The performance goals applicable to any Award (other than on Options and SARs) that the Committee intends to qualify as Performance-Based Compensation shall be based on a relative comparison of entity performance to the performance of a comparator group, index or other external measure, targeted levels of, targeted levels of return on, or targeted levels of growth for, without limitation, any one or more of the following performance measures on a consolidated Company, consolidated group, subsidiary, segment, business unit or divisional level, as the Committee may specify: earnings per share; earnings before taxes; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; net income; operating income; performance profit (operating income minus an allocated charge approximating the Company’s cost of capital, before or after tax); gross margin; operating margin and statistics; improvement in or attainment of expense levels; cost reduction; debt reduction; revenue; working capital; total assets; net assets; stockholders’ equity; debt to capital; cash flow; return on equity; return on capital; return on assets; return on invested capital; return on capital employed; ratio of operating earnings to capital spending; internal rate of return; liquidity measurements; leverage; financing and other capital raising transactions; cost of capital; customer satisfaction; employee satisfaction; customer growth; attainment of strategic or operating initiatives; operating efficiencies; comparison with various stock market indices; stock price; market share; and total stockholder return.

Clawback Policy. All grants made under the Plan are subject to any compensation, clawback or recoupment policy that may be applicable to employees of the Company, as such policy may be in effect from time to time, whether or not approved before or after the effective date of the Plan.

No Repricing. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or SARs or cancel outstanding Options or SARs in exchange for cash, other awards of Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs, without stockholder approval.

Amendment and Termination. The Plan shall become effective on May 9, 2014, subject to stockholder approval on such date. The Plan is effective for 10 years, but may be terminated earlier by the Board. In addition, the Board may at any time amend, suspend or reinstate the Plan, so long as any such amendment does not materially adversely affect the rights of the holder of an Award without the holder’s consent and so long as such action complies with any applicable stockholder approval requirements of Delaware or federal law, the NYSE or the Code. Any amendment that increases the aggregate number of shares issuable under the Plan or permits the exercise price of outstanding Options or SARs to be reduced (except as set forth under “Adjustments”) must receive stockholder approval.

Effect on the Prior Plan. If the Plan is approved by stockholders, then the Prior Plan will be merged with and into the Plan, no further Awards will be made under the Prior Plan, and shares with respect to all grants outstanding under the Prior Plan will be issued or transferred under the Plan.

Change In Control. In the event of a change in control, the Committee may take one or more of the following actions with respect to any or all outstanding Awards: (i) provide that all outstanding Options and SARs shall automatically accelerate and become fully exercisable, (ii) provide that the restrictions and conditions on all outstanding Incentive Awards shall immediately lapse and become fully vested and shall be paid at their target values, or in such greater amounts as the Committee may determine, (iii) require that a Service Provider surrender outstanding Options and SARs in exchange for one or more payments in cash or Common Stock as determined by the Committee, in an amount equal to the amount by which the then fair market value of the shares of Common Stock exceeds the exercise price, (iv) after giving a Service Provider an opportunity to exercise outstanding Options and SARs, terminate any or all unexercised Options and SARs at such time as the Committee deems appropriate, including cancelling out-of-the-money Options or SARs for no consideration, or (v) determine that outstanding Options and SARs that are not exercised shall be assumed by, or replaced with comparable Options or rights by, the surviving corporation, and other outstanding Awards that remain in effect after the change in control shall be converted to similar awards of the surviving corporation.

Change in control events generally include the ownership by one person or entity of 25% or more of the Common Stock, continuing directors or their nominees cease to constitute a majority of the Board, certain mergers or consolidations involving the Company or a subsidiary as a result of which Company shares that were outstanding before the transaction cease to constitute at least 60% of the shares outstanding after the transaction, and the approval of a plan of liquidation or of a sale of all or substantially all of the Company’s assets. Notwithstanding the foregoing, for any Awards subject to the requirements of Code Section 409A that will be paid on a change in control, the transaction constituting a change in control must also constitute a “change in control event” for purposes of Code Section 409A.

Adjustments. If there is any change in the Common Stock by reason of any stock split, stock dividend, spin-off, split-up, spin-out, recapitalization, merger, consolidation, reorganization, combination or exchange of shares, the total number of shares available for Awards, the maximum numbers of shares which may be subject to an Award in any calendar year and the number of shares subject to outstanding Awards, and the price of each of the foregoing, as applicable, will be equitably adjusted. Any fractional shares resulting from such adjustment will be eliminated. In the event of any merger, consolidation or reorganization of the Company with or into another corporation which results in the Company’s outstanding Common Stock being converted into or exchanged for different securities, cash or other property, there shall be substituted on an equitable basis as determined by the Committee, for each share of Common Stock subject to an Award, the number and kind of shares of stock, other securities, cash or other property to which holders of Common Stock of the Company are entitled pursuant to the transaction. In addition, in the event of a change of control, the provisions applicable to a change in control will apply. Any adjustments to outstanding ISOs will be consistent with Sections 409A, 422, and 424 of the Code, to the extent applicable.

Plan Benefits to be Received. Awards under the Plan are discretionary, so it is currently not possible to predict the number of shares of Common Stock that will be granted or who will receive Awards under the Plan after the Annual Meeting.

Federal Income Tax Consequences

The following is a description of the U.S. federal income tax consequences as they relate to Awards:

ISOs. A Participant does not generally recognize taxable income upon the grant or upon the exercise of an ISO. If a Participant exercises an ISO during employment or within three months after his or her employment ends other than as a result of death (12 months in the case of disability), the Participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the exercise of an ISO may in some cases trigger liability for alternative minimum tax purposes at that time as if the ISO were a NSO). Upon the sale or disposition of the acquired ISO shares, the Participant recognizes income in an amount equal to the difference, if any, between the exercise price of the ISO shares and the fair market value of those shares on the date of sale. The income is taxed at long-term capital gains rates if the Participant has not disposed of the stock within two years after the date of the grant of the ISO and has held the shares for at least one year after the date of exercise. The Company is not entitled to a federal income tax deduction. The holding period requirements are waived when a Participant dies.

If a Participant sells or disposes of ISO shares before having held them for at least one year after the date of exercise and two years after the date of grant of the ISO, the Participant recognizes ordinary income to the extent of the lesser of: (i) the gain realized upon the sale, or (ii) the difference between the exercise price and the fair market value of the shares on the date of exercise. Any additional gain is treated as long-term or short-term capital gain depending on how long the Participant held the ISO shares prior to disposition. In the year of disposition, the Company receives a federal income tax deduction in an amount equal to the ordinary income that the Participant recognizes as a result of the disposition.

NSOs. A Participant does not recognize taxable income upon the grant of an NSO. Upon the exercise of an NSO, the Participant recognizes ordinary income to the extent the fair market value of the shares received upon exercise of the NSO on the date of exercise exceeds the exercise price paid by the Participant. The Company receives an income tax deduction in an amount equal to the ordinary income that the Participant recognizes upon the exercise of the NSO.

Restricted Stock. A Participant who receives a Restricted Stock Award does not generally recognize taxable income at the time of the Award. Instead, the Participant recognizes ordinary income in the first taxable year in which his or her interest in the shares becomes either (i) freely transferable, or (ii) no longer subject to a substantial risk of forfeiture. The amount of taxable income is equal to the fair market value of the shares less the cash, if any, paid for the shares. A Participant may elect to recognize income at the time he or she receives Restricted Stock in an amount equal to the fair market value of the Restricted Stock (less any cash paid for the shares) on the date of the Award. The Company receives a compensation expense deduction in an amount equal to the ordinary income recognized by the Participant in the taxable year in which restrictions lapse (or in the taxable year of the Award if, at that time, the Participant files a timely election to accelerate recognition of income).

Other Awards. In the case of any SAR exercise, a Restricted Stock Unit Award, a Performance Share Award or a Performance Unit Award, the Participant will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery. In that taxable year, the Company will receive a federal income tax deduction in an amount equal to the ordinary income which the Participant has recognized.

Other Tax Items

Section 162(m) of the Code. Under Section 162(m) of the Code, the Company may not deduct compensation of more than $1 million that is paid to the Company’s chief executive officer and certain other employees. The 2014 Plan is designed to meet the requirements of Section 162(m) of the Code; however, Awards granted under the Plan will be treated as qualified performance-based compensation under Section 162(m) of the Code only if the Awards and the procedures associated with them comply with all other requirements of Section 162(m) of the Code. The Company cannot assure you that compensation attributable to Awards under the Plan will be treated as qualified performance-based compensation under Section 162(m) of the Code and thus be deductible to the Company.

Section 280G of the Code. Under certain circumstances, the accelerated vesting or exercise of Options or the accelerated lapse of restrictions with respect to other Awards in connection with a change in control might be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent it is so considered, the Participant may be subject to a 20% excise tax and we may be denied a federal income tax deduction.

Section 409A of the Code. An Award may be subject to a 20% tax, in addition to ordinary income tax, at the time the Award becomes vested, plus interest, if the grant constitutes deferred compensation under Section 409A of the Code and the requirements of Section 409A of the Code are not satisfied.

The Board Recommends a vote “FOR” this Proposal.

EXECUTIVE AND DIRECTOR COMPENSATION

Compensation Discussion and Analysis

The following is a discussion and analysis of our compensation program as they apply to each person who served as a Chief Executive Officer during a portion of 2013, our Chief Financial Officer and the three next most highly compensated executive officers who were serving as executive officers of the Company during 2013 (our NEOs). Our NEOs for 2013 were:

NEO	Title	Service Period

Gregory F. Milzcik	President and Chief Executive Officer	January 1 - February 28, 2013
	Executive Vice Chairman	March 1 - May 3, 2013
Patrick J. Dempsey	Senior Vice President and Chief Operating Officer	January 1 - February 28, 2013
	President and Chief Executive Officer	March 1, 2013 - Present
Christopher J. Stephens, Jr.	Senior Vice President, Finance and Chief Financial Officer	January 1, 2013 - Present
Richard R. Barnhart	President, Barnes Aerospace	January 1 - July 31, 2013
	Senior Vice President and President, Barnes Aerospace	August 1, 2013 - Present
Claudia S. Toussaint	Senior Vice President, General Counsel and Secretary	January 1, 2013 - Present
Dawn N. Edwards	Senior Vice President, Human Resources	January 1, 2013 - Present

In this Compensation Discussion and Analysis, we discuss our compensation philosophy and practices as they relate to our NEOs. We also provide details regarding the individual components of our NEO executive compensation program and explain how and why we make decisions to establish executive compensation at particular levels.

Executive Summary

During 2013, the Company focused on achieving two key strategic objectives - profitable sales growth through organic sales growth and transforming our business portfolio, and productivity improvements. We made significant investments in our worldwide application of Lean principles, the key to increasing efficiency and responding more adeptly to our customers' needs. During 2013, the Company sold its Barnes Distribution North America (BDNA) business to further focus on its two remaining segments - Aerospace and Industrial. The proceeds from this sale were used to reduce debt, repurchase outstanding shares and in October 2013 to acquire Männer, an industry innovator and leader in high precision mold-making, valve gate hot runner systems, and system solutions for the medical/pharmaceutical, packaging, and personal care/health care industries.

In addition, we had a number of executive changes during 2013, including two internal promotions. Mr. Milzcik retired and resigned from the position of President and Chief Executive Officer of the Company, effective March 1, 2013. Mr. Milzcik remained employed by the Company as Executive Vice Chairman and continued to serve as a member of the Board until the 2013 Annual Meeting. Mr. Dempsey was appointed to the position of President and Chief Executive Officer of the Company, effective March 1, 2013. The Board nominated Mr. Dempsey to become a member of the Board to fulfill the term of Mr. Milzcik's seat, effective immediately following the Company's 2013 Annual Meeting. Effective August 1, 2013, we appointed Mr. Barnhart to the position of Senior Vice President of Barnes Group and President, Barnes Aerospace to assume full responsibility and oversight of our Aerospace business segment.

The Company continued the use of an executive compensation program substantially similar to the 2012 program. For our annual incentive compensation, the Company continued to use basic earnings per share (EPS), Company-wide consolidated revenue (Revenue) and Company-wide consolidated operating margin (Operating Margin) as performance measures. For 2013, these measures applied to the NEOs other than Mr. Barnhart who was measured only on the performance of the Aerospace segment. This combination of performance measures is designed to emphasize profitability and productivity, and drive sales growth.

The Company's success in achieving these three performance measures resulted in payouts of 166% of target for NEOs paid on the results of corporate measures and 0% of target for Mr. Barnhart based on the results of Aerospace segment measures, as detailed in the below tables.

For our NEO's other than Mr. Barnhart, we calculated annual incentive compensation using the following corporate measures and weighting:

Corporate Performance Measure	Weighting (%)	As Certified 2013 Results[1]	Comparison to Target

Basic EPS	70%	$2.21 [2]	$0.11 above target
Revenue (in millions)	15%	$1,412 [3]	$20 below target
Operating Margin	15%	12.5% [4]	10 basis points below target

Mr. Barnhart's annual incentive was calculated using the following measures and weighting for the Aerospace segment:

Aerospace Segment Performance Measure	Weighting (%)	As Certified 2013 Results[1]	Comparison to Target

Operating Profit (in millions)	70%	$30.4 [5]	$14.4 below target
Revenue (in millions)	15%	$365 [3]	$30 below target
Operating Margin	15%	8.3% [4]	300 basis points below target
________

[1]
Results are adjusted in accordance with the Barnes Group Inc. Performance-Linked Bonus Plan for Selected Executive Officers (Performance-Linked Bonus Plan) and the Management Incentive Compensation Plan (MICP and, collectively with the Performance-Linked Bonus Plan, the Annual Incentive Plans) and certified by the Compensation Committee, as described below in the "Annual Cash Incentive Awards" section.

[2]
"As Certified 2013 Basic EPS" is based on reported Basic EPS, excluding the effects of discontinued operations, CEO transition costs, the U.S. Tax Court Decision cost, costs and revenues related to the effects of acquisitions and acquisition expenses, and costs related to other strategic initiatives, as directed under the Performance-Linked Bonus Plan.

[3]
"As Certified 2013 Revenue" for NEOs other than Mr. Barnhart is based on reported Revenue, excluding the effects of discontinued operations. "As Certified 2013 Revenue" for Mr. Barnhart is based on reported revenue for the Aerospace segment, excluding Barnes Aerospace aftermarket revenue sharing programs (RSPs).

[4]
"As Certified 2013 Operating Margin" for NEOs other than Mr. Barnhart is based on reported Operating Margin, excluding the effects of discontinued operations, CEO transition costs, costs and revenues related to the effects of acquisitions and acquisition expenses, and costs related to other strategic initiatives, as directed under the Performance-Linked Bonus Plan. "As Certified 2013 Operating Margin" for Mr. Barnhart is based on operating margin for the Aerospace segment, excluding Barnes Aerospace aftermarket RSPs.

[5]	"As Certified 2013 Operating Profit" is based on operating profit for the Aerospace segment, excluding Barnes Aerospace aftermarket RSPs.

Long-term incentive award opportunities are potentially the largest component of our NEOs' annual compensation depending upon our long-term performance. The program continues to consist of relative measure performance share awards (Relative Measure PSAs), restricted stock units (RSUs), and stock options. In 2013, we continued weighting the Relative Measure PSA portion of the program at 50%, to emphasize the program's focus on performance. Below is the weighting of the value of each type of award at the time of grant in 2013:
The relative measure program compares the Company's relative performance over a three-year period against the performance of Russell 2000 Index companies, based on three equally-weighted and independently measured performance measures: total shareholder return, basic EPS growth and operating income before depreciation and amortization growth. The grants made in 2013 cover the 2013 to 2015 performance period. Payouts, if any, under this program will be made in 2016.

Say-on-Pay Vote

The Compensation Committee believes that our executive compensation program is consistent with our pay-for-performance philosophy. As part of our corporate governance system, we evaluate our programs in light of market conditions, stockholder views, and governance considerations, and make changes as appropriate for our business. In May 2013, we held a stockholder advisory vote on the compensation of our NEOs, commonly referred to as a "say-on-pay" vote. We had strong support from our stockholders with respect to the compensation of our NEOs, with over 95% of stockholder votes cast in favor of our say-on-pay resolution. We continue to evaluate our compensation program by taking into account the stockholder vote and other feedback from our stockholders. We hold the stockholder advisory votes on executive compensation annually. Under the Say-on-Pay Proposal (Item 3) in this proxy statement, we are recommending that stockholders cast their advisory vote in favor of approving the compensation for our NEOs as disclosed in this proxy statement.

Summary of Executive Changes for 2013

On February 22, 2013, Mr. Milzcik announced that he would retire effective at the Company's annual meeting on May 3, 2013. During the transition period, between March 1, 2013 and the 2013 annual meeting, Mr. Milzcik served as Executive Vice Chairman of the Company. His main responsibilities included enabling an orderly transition of the CEO role to Mr. Dempsey and also enabling the successful sale of the BDNA business which Mr. Milzcik carefully structured and negotiated, including a favorable cash purchase price, and which was completed timely and successfully on April 22, 2013. As compensation for the successful transition, the value creation attributable to the sale of the BDNA business, and in exchange for restrictive covenants consistent with his prior employment agreement and cooperation covenants, the Compensation Committee modified Mr. Milzcik's long-term compensation to permit all unvested equity previously granted to Mr. Milzcik to continue to vest on the previously scheduled vesting dates and to extend the post-employment exercise period for the outstanding stock options to May 3, 2018.

On March 1, 2013, Mr. Dempsey was promoted to President and Chief Executive Officer. Concurrent with his promotion, his base salary was increased from $450,000 to $750,000 and his annual incentive target was increased from 50% to 75% of base salary. Mr. Dempsey's long-term compensation target was increased from $625,000 to $1,760,000, and he was awarded long-term incentive compensation grants on February 12, 2013 and on March 1, 2013 that in combination are consistent with this target level.

On August 1, 2013, Mr. Barnhart was promoted to Senior Vice President and President, Barnes Aerospace. Concurrent with his promotion, his base salary was increased from $300,000 to $375,000 and his annual incentive target was increased from 30% of base salary to 50% of base salary. Mr. Barnhart's long-term compensation target was increased from $100,000 to $400,000. He was awarded long-term incentive compensation grants in February 2013, at the same time as other NEOs that were consistent with his prior role and an additional promotion and retention grant at the time of his promotion.

Executive Compensation Philosophy

We believe that executive compensation should support and reinforce a pay-for-performance philosophy. Consequently, our NEO compensation is closely aligned with the Company's performance on both a short-term and a long-term basis. We tie a significant portion of the compensation opportunity for our NEOs directly to the Company's stock performance and other objectives that we believe affect stockholder value. As a result, if the Company's performance meets or exceeds pre-established performance targets, including achieving performance levels at or above the 50th percentile compared to Russell 2000 Index companies, and/or our stock price increases, the NEOs have an opportunity to realize significant compensation in the form of annual cash incentive payouts and long-term equity and cash incentive payouts. If the Company's performance does not meet pre-established performance targets, including reaching performance levels below the 50th percentile compared to Russell 2000 Index companies, and/or our stock price declines, the NEOs have significant downside financial risk.

The Company aims to provide our NEOs with the opportunity to earn total direct compensation that is targeted in a range around the median compared to a defined peer group of companies. This is referred to in this proxy statement as the “Peer Group.” Individual executive compensation may be above or below the target range based on the individual's performance, experience, skill set and range of responsibilities. We also use survey data to inform the Compensation Committee about the external market value of our executive roles. We believe that targeting the median range for total direct compensation provides an opportunity for appropriate compensation levels that will attract high quality executives, provide the proper incentives to our NEOs for achievement of our strategic objectives and retain our NEOs over the long-term.

Total Direct Compensation in 2013

Total direct compensation includes the following three elements: annual base salary; annual cash incentive awards; and long-term incentive awards. These elements allow the Compensation Committee to reinforce our pay-for-performance philosophy to address our business needs and goals with appropriate flexibility. The Compensation Committee can vary the performance measures from year to year, consistent with the applicable plans described below. In addition, our NEOs are eligible for change in control and severance benefits; pension, retirement and executive life insurance programs; and certain limited perquisites.

Performance-based compensation in the form of annual and long-term incentives constituted over 75% and over 65% of 2013 total direct compensation for our CEO and other NEOs, respectively. The actual mix of compensation for our CEO and other NEOs is shown below.

________

[1]
CEO information is shown for Mr. Dempsey, who was appointed President and Chief Executive Officer on March 1, 2013. Mr. Dempsey's compensation for the time that he served as President and Chief Executive Officer was annualized for the entire year.

[2]	Mr. Barnhart was appointed an executive officer of the Company on August 1, 2013. Mr. Barnhart's compensation for the time that he served as an executive officer was annualized for the entire year.

The Summary Compensation Table on page 34 provides details regarding the compensation for each NEO.

Executive Compensation General Objectives and Process

Objectives

The primary objective of the Company's executive compensation philosophy is to support our long-term strategic business goals of building lasting stockholder value, achieving profitable sales growth and productivity improvements. To support these goals, our compensation program for our NEOs is designed to:

•	Provide appropriate incentives by linking and balancing significant short- and long-term compensation opportunities to Company performance and total shareholder return;

•	Reward NEOs who contribute meaningfully to achieving our strategic objectives;

•	Require NEOs to hold a significant equity investment in our Company so that they manage the business from the perspective of stockholders;

•
Align our compensation polices with stockholders' long-term interests by assigning a significant portion of potential compensation to performance-based pay elements that depend on achieving the Company's goals, but that do not encourage excessive risk-taking;

•	Attract, retain and engage highly qualified individuals by offering competitive, balanced compensation arrangements based upon clear goals that vest on continued employment; and

•	Maximize the tax effectiveness of the total compensation and benefits package, and minimize potentially adverse tax and accounting consequences, in each case to the extent practicable.

Process of Determining NEO Compensation

The Compensation Committee is responsible for determining the types and amounts of compensation paid to our NEOs. The Compensation Committee uses several tools to make these determinations, including external consultants and peer group analysis.

External Consultants

Company management generally outsources executive compensation analysis services to Frederic W. Cook & Co., Inc. (Cook). As part of these services, Cook annually compiles competitive compensation data regarding each element of compensation provided by our Company and other companies, and reviews the Company's compensation practices in terms of competitiveness, appropriateness and alignment with our performance, as well as the mix of pay.

The Compensation Committee directly retains a consulting firm, Meridian Compensation Partners, LLC (Meridian), to assist in the Compensation Committee's oversight of the executive compensation program, which includes reviewing and assessing information provided by management, including the analysis furnished by Cook. The fees for Meridian are negotiated directly by the Compensation Committee and paid by the Company at the Compensation Committee's request. Meridian did not provide any services to the Company in 2013 other than advice on executive compensation.

Meridian regularly participates in Compensation Committee meetings, both with and without Company management, and advises the Compensation Committee on compensation trends and best practices, plan design, pay and performance alignment and the process used to determine the reasonableness of individual compensation awards. The Compensation Committee believes that the use of a separate consultant reporting directly to it supports the objective that the Company's executive compensation program is reasonable and consistent with Company goals and evolving governance considerations. In addition, the Compensation Committee from time to time directly retains its own outside legal counsel. During 2013, the Compensation Committee retained the law firm Morgan, Lewis & Bockius LLP (Morgan Lewis) as its advisor in connection with the CEO transition.

The Compensation Committee has assessed the independence of both Meridian and Morgan Lewis during 2013 and believes that there is no conflict of interest. In reaching this conclusion, the Compensation Committee considered SEC Rule 10C-1(b)(4) and the corresponding NYSE independence factors regarding compensation advisor independence, and believes that its advisors are able to independently advise the Compensation Committee.

Peer Group Analysis

A primary data source used in setting the NEO compensation is the information publicly disclosed by our Peer Group. The Peer Group is reviewed periodically by Cook and updated as appropriate to take into account changes in the size, scope, financial performance, ownership structure and business focus of the Company and the peer institutions. With the assistance of Cook, management recommends to the Compensation Committee a preliminary Peer Group. At the last review, the factors considered by Cook in making its recommendations included: revenue levels within an approximate range of one-half to two times the Company's annual revenue; companies that operated in one of the same industries as the Company; and companies that used the same distribution channels as the Company. We removed from consideration all companies with a significant concentration of ownership by one party. After considering these recommendations, and receiving advice fro its independent compensation consultant, the Compensation Committee approved the Peer Group, including any changes to the Peer Group as a result of its analysis. In addition, the Compensation Committee periodically requests a separate evaluation of the Peer Group by its own consultant.

The Peer Group used for 2013 was the same as the one established in late 2009 in accordance with the above described process. For 2013, our Peer Group was comprised of the following 17 companies:

2013 Peer Group

Ametek Inc.	Graco Inc.
Applied Industrial Technologies Inc.	Hexcel Corp.
BE Aerospace Inc.	Kaman Corp.
Carpenter Technology Corp.	Kaydon Corp.
Circor International Inc.	Moog Inc.
Crane Co.	Triumph Group Inc.
Curtiss-Wright Inc.	Valmont Industries Inc.
Enpro Industries Inc.	Watsco Inc.
Esterline Technologies Corp.

During 2013, the Compensation Committee requested a complete review of the Peer Group given the changes to our business with the sale of BDNA in 2013 and the acquisition of Synventive Molding Solutions in 2012. Based on this review and the factors considered by Cook in the selection process discussed above, several companies were removed and a number of companies were added to the Peer Group. In addition to the factors described above, Cook utilized these additional specific criteria to review and evaluate potential peer companies:

•	Primarily focused on manufacturing

•	Multiple lines of business

•	Involved with specialty products

•	Similar customer base

•	Derives at least 25% of its revenue from outside the United States

•	Included in the Peer Group assigned to the Company by at least one of the major proxy advisory firms

•	Includes the Company in its peer group

In October 2013, the Compensation Committee approved a new Peer Group for use in evaluating NEO compensation. The 2014 Peer Group, in the aggregate, more closely aligns with the Company's annual sales revenue as well as industry composition. The median revenue of the 2013 Peer Group was $2.098 billion compared to $1.428 billion for the 2014 Peer Group. Other financial criteria used to assess the Company's position relative to the new Peer Group included: Net Income, Return on Assets, Return on Equity, Return on Invested Capital, and Market Cap. Generally, the Company ranked in the mid-range on each measure as compared to the 2014 Peer Group.

The Compensation Committee also reviewed the 1, 3, and 5 year rankings of the Company compared to the new Peer Group companies in Revenue Growth, EBITDA Growth, Net Income Growth, Cumulative Net Income, Basic EPS Growth, Return on Average Assets, Return on Average Invested Capital, and TSR. For the 1 and 3 year rankings, the Company was generally ranked in the mid-range, but below median for Revenue Growth and TSR for 1 year rankings. For the 5 year rankings, the Company ranked in the mid-range for Cumulative Net Income, Return on Average Assets, Return on Average Equity, and Return on Average Invested Capital, but below the median on the other measures. For 2014, our Peer Group will be composed of the following 24 companies:

2014 Peer Group

Actuant	Esterline Technologies *
Altra Holdings	Franklin Electric
BE Aerospace Inc. *	Graco Inc. *
Chart Industries	Hexcel Corp. *
Circor International Inc. *	IDEX
CLARCOR	Kennametal
Columbus McKinnon	Nordson
Crane Co. *	Standex International
Curtiss-Wright Inc. *	Trimas
Donaldson	Valmont Industries Inc. *
Enpro Industries Inc. *	Watts Water Technologies
Esco Technologies	Woodward

* This company is included in both the 2013 and 2014 Peer Groups.

In addition, in connection with our annual compensation review process, in July 2013 the Compensation Committee reviewed tally sheets for each NEO.

The Role of Executive Officers

Our President and Chief Executive Officer provides the Compensation Committee with a performance assessment for each of the other NEOs. Mr. Milzcik provided commentary to the Compensation Committee with respect to NEO performance assessments and actions taken for salary changes, annual equity grants, and special BDNA transaction RSU grants. Mr. Dempsey provided commentary to the Compensation Committee with respect to Mr. Barnhart's compensation package and promotional equity grant. The Compensation Committee utilizes these assessments, along with other information, to determine NEO compensation. Mr. Dempsey and Ms. Edwards, Senior Vice President, Human Resources, regularly attend Compensation Committee meetings at the request of the Compensation Committee, but are not present for any discussion of the individual components of their own compensation. In addition, Mr. Stephens, Senior Vice President, Finance, and Chief Financial Officer, provides financial information used by the Compensation Committee to make decisions regarding incentive compensation targets and related payouts.

Components of Our Executive Compensation Program

For 2013, the compensation for our NEOs consisted of the following elements:

•	Base salary;

•	Annual cash incentive awards;

•	Long-term incentive awards;

•	Change in control and severance benefits;

•	Pension, retirement and executive life insurance programs; and

•	Limited perquisites.

Only base salary, annual cash incentive awards and long-term incentive awards are taken into account to set the target total direct compensation mix for each NEO. Based on competitive compensation data developed by Cook in December 2012, the 2013 target total direct compensation for all NEOs was within the market median range (plus or minus 10% of the median) compared to our Peer Group or available survey data. For Mr. Milzcik, our CEO at the time, the 2013 target total direct compensation was also in the market median range. In setting the target total direct compensation mix for our NEOs, the Compensation Committee may make decisions that vary from the Peer Group data based on NEO experience, retention considerations, range of responsibilities, and the nature and complexity of each NEO's role. The Compensation Committee also uses individual performance as it considers appropriate to determine whether any adjustments should be made to an NEO's total direct compensation, including the targeted long-term incentive grants.

Base Salary

Base salaries are reviewed annually, and are typically increased at periodic intervals, often at the time of a change in position or assumption of new responsibilities. Base salary increases usually take effect on or around April 1st of each year, but may be made at interim dates within the annual cycle if the Compensation Committee deems it appropriate and necessary based on internal and external considerations. In 2013, the Compensation Committee increased Mr. Dempsey's and Mr. Barnhart's base salaries in connection with their promotions and Mr. Stephens' base salary based on the strategic contributions of his role and in order to maintain a market-competitive position. In determining whether to award merit-based salary increases to our NEOs, the Compensation Committee considered a number of factors, including the following:

•	Peer Group data and external market information;

•	Individual performance;

•
The level of responsibility assumed and the nature and complexity of each NEO's role (including the number of years in the position, any recent promotion or change in responsibility or “impact” as a member of management, and the amount, timing and percentage of the last base salary increase);

•
The leadership demonstrated to create and promote a day-to-day working environment of unwavering integrity, compliance with applicable laws and the Company's ethics policies, and global responsibility; and

•	The desire to retain NEOs capable of driving achievement of the Company's strategic objectives and the marketability and criticality of retention of NEOs.

NEO Base Salary Increases During 2013

NEO	Base Salary Effective December 31, 2012	Base Salary Effective December 31, 2013	Change in Annual Base Salary ($)	Change in Annual Base Salary (%)
P. Dempsey	$450,000	$750,000	$300,000	67%
C. Stephens, Jr.	$431,000	$461,000	$30,000	7%
R. Barnhart	$300,000	$375,000	$75,000	25%

Annual Cash Incentive Awards

We pay annual cash incentive awards to reward the performance achievements of our NEOs. Except in circumstances of retirement, death, or disability, or certain instances of involuntary termination by the Company on or after November 1st of an award period, an NEO generally must be employed by us on the payment date to receive an annual cash incentive award. For 2013, the NEOs other than Mr. Barnhart participated in the Performance-Linked Bonus Plan (PLBP). Mr. Barnhart participated in the Management Incentive Compensation Plan (MICP) during 2013. He was not a PLBP participant in 2013 since he was promoted to an eligible position after the February 2013 Compensation Committee meeting where the Compensation Committee determined the participants in the PLBP for 2013.

We refer to the PLBP and MICP plans as our “Annual Incentive Plans.” The MICP is structured to pay annual cash incentive awards on the same terms and conditions as set forth in the PLBP. The difference between the two plans is that the PLBP is structured to pay amounts that meet the qualified performance-based compensation exception for purposes of Section 162(m) of the Internal Revenue Code. The Annual Incentive Plans generally use the same measures, target levels, threshold levels and maximum payout levels.

Under the Annual Incentive Plans, each NEO is assigned an award opportunity expressed as a percentage of his or her base salary, which varies by the NEO's role. Each NEO's annual cash incentive payout is generally determined based on our achievement of Company performance objectives.

The chart below details the cash incentive award opportunities available to each NEO for 2013 under the Annual Incentive Plans expressed as a percentage of base salary. Where performance falls between the threshold, target or maximum performance levels, the cash incentive award opportunity is calculated using straight-line interpolation.

	% of Salary
NEO	Threshold Level	Target Level	Maximum Level

G. Milzcik	18.75%	75%	225%
P. Dempsey (as CEO)	18.75%	75%	225%
P. Dempsey (as COO)	12.5%	50%	150%
C. Stephens, Jr.	12.5%	50%	150%
R. Barnhart (as SVP)	12.5%	50%	150%
R. Barnhart (as VP)	7.5%	30%	90%
C. Toussaint	11.25%	45%	135%
D. Edwards	11.25%	45%	135%

Mr. Milzcik was not eligible for a payout from the PLBP for 2013 based on the terms of his transition and resignation agreement. Payments to Mr. Dempsey and Mr. Barnhart are calculated on a prorated basis based on time served in each of their respective positions during 2013. The targets for the Annual Incentive Plans are intended to be challenging but attainable. The Compensation Committee generally establishes the target for each financial performance measure in December of each year based on review and approval of the Company's annual business plan and budget. We use financial performance objectives as performance measures under the Annual Incentive Plans because they are consistent with our focus of driving strong business performance and increasing long-term stockholder value.

For fiscal year 2013, the performance measures for the Annual Incentive Plans were basic EPS, Revenue and Operating Margin. Basic EPS is used as a measure because we believe it is a principal driver of our stock price. Revenue is used as a measure to drive growth in the size of our business. Operating Margin is used as a measure to drive our sales to meet expected levels of profitability.

For fiscal year 2013, all NEOs except for Mr. Barnhart were evaluated on corporate measures. Mr. Barnhart was evaluated on measures tied to the performance of the Aerospace business segment that were set before his promotion on August 1, 2013 to an executive officer position. We evaluated the NEOs, other than Mr. Barnhart,100% on corporate measures in recognition of the key role that each plays in the overall management of the Company and in recognition of the impact of overall corporate strategies on segment results.

The charts below set forth the Annual Incentive Plans' performance measures and the weighting of each measure for the NEOs for 2013:

Achievement of the financial performance measures under the Annual Incentive Plans are first determined according to GAAP, but then adjusted under the terms of the PLBP and the MICP to include or exclude certain extraordinary, unusual or non-recurring items, discontinued operations and other items, all in accordance with Section 162(m) of the Internal Revenue Code. The Compensation Committee also retains negative discretion in accordance with Section 162(m) of the Internal Revenue Code to further reduce, but not increase, actual awards paid to the NEOs under the Annual Incentive Plans. The adjusted financial performance results certified by the Compensation Committee under the Annual Incentive Plans are non-GAAP financial measures.

The charts below detail results certified by the Compensation Committee compared to the goals:

Corporate Goal	Threshold	Target	Maximum	As Certified 2013 Results	Comparison to Target as a %

Basic EPS	$1.93	$2.10	$2.32	$2.21 [1]	105.2%
Revenue (in millions)	$1,332	$1,432	$1,532	$1,412 [2]	98.6%
Operating Margin	12.0%	12.6%	13.2%	12.5% [3]	99.2%

[1]
"As Certified 2013 Basic EPS" is based on reported Basic EPS, excluding the effects of discontinued operations, CEO transition costs, the U.S. Tax Court Decision costs, costs and revenues related to the effects of acquisitions and acquisition expenses, and costs related to other strategic initiatives, as directed under the Performance-Linked Bonus Plan.

[2]	"As Certified 2013 Revenue" is based on reported Revenue, excluding the effects of discontinued operations.

[3]
"As Certified 2013 Operating Margin" is based on reported Operating Margin, excluding the effects of discontinued operations, CEO transition costs, costs and revenues related to the effects of acquisitions and acquisition expenses, and costs related to other strategic initiatives, as directed under the Performance-Linked Bonus Plan.

Aerospace Segment Goal	Threshold	Target	Maximum	As Certified 2013 Results	Comparison to Target as a %

Operating Profit (in millions)	$40.3	$44.8	$51.6	$30.4 [1]	67.9%
Revenue (in millions)	$375	$395	$423	$365 [2]	92.4%
Operating Margin	10.3%	11.3%	12.3%	8.3% [3]	73.5%

[1]	"As Certified 2013 Operating Profit" is based on operating profit for the Aerospace segment, excluding Barnes Aerospace aftermarket RSPs.

[2]	"As Certified 2013 Revenue" is based on reported revenue for the Aerospace segment, excluding Barnes Aerospace aftermarket RSPs.

[3]	"As Certified 2013 Operating Margin" is based on operating margin for the Aerospace segment, excluding Barnes Aerospace aftermarket RSPs.

The annual cash incentive awards are generally paid in February of the following calendar year, after the results are certified by the Compensation Committee. The following cash incentive awards were paid to NEOs for 2013 performance based on the performance results certified by the Compensation Committee:

NEO	Annual Incentive Earned ($)	Annual Incentive Earned as % of Base Salary

G. Milzcik[1]	$0	0%
P. Dempsey[2]	$881,567	118%
C. Stephens, Jr.	$382,238	83%
R. Barnhart	$0	0%
C. Toussaint	$291,032	75%
D. Edwards	$220,886	75%
________

[1]	Mr. Milzcik was not eligible for an Annual Incentive Award due to his retirement and resignation during 2013 based on the terms of his transition and resignation agreement with the Company.

[2]	Mr. Dempsey's payout is prorated for the number of days as COO and CEO, respectively, based on the different target levels for each role.

Long-Term Incentive Compensation

Long-term incentive award opportunities are potentially the largest component of our NEOs' annual compensation depending upon our long-term performance. We believe that long-term performance is enhanced through the use of awards denominated in share value. These awards reward our NEOs for maximizing stockholder value over time, aligning the interests of our employees and management with those of our stockholders. When coupled with the ownership requirements described below, our long-term incentive awards encourage our NEOs to maintain a continuing stake in our long-term success and provide an effective way to tie a substantial percentage of total direct compensation to any increase or decrease in stockholder value.

In 2013, the Company used a combination of time-based equity awards and performance-based equity awards. Particular emphasis was placed on the Relative Measure PSAs, which comprise 50% of the value of the equity awards at the time of grant. The following types of long-term incentive awards are currently used under the terms of the Barnes Group Inc. Stock and Incentive Award Plan, as amended (the Stock and Incentive Award Plan), which was approved by stockholders in 2010:

Vehicle	Target Portion of Total Long-Term Incentive Compensation		Vesting[1]		Comments

Stock options	20%	•	Time-based vesting; 18, 30, and 42 months from the grant date in equal installments	•	Grants are priced at the fair market value on the grant date
RSUs	30%	•	Time-based vesting; 18, 30, and 42 months from the grant date in equal installments	•	Settled in shares of Common Stock
				•	Pays out dividend equivalents in cash during vesting periods
Relative Measure PSAs	50%	•	Performance-based vesting at the end of a 3-year cycle	•	Settled in shares of Common Stock
				•	Accrued dividends are paid out in cash at the end of the 3-year cycle, adjusted for the number of shares actually earned
				•
Based on three equally weighted performance measures - total shareholder return, basic EPS growth, and operating income before depreciation and amortization growth - with each measure separately evaluated based on a comparison of the Company's performance against that of Russell 2000 Index companies

________

[1]	Assumes continued employment by the NEOs.

Stock options and RSUs are subject to time-based vesting with staggered vesting dates to encourage NEO retention. In addition to the time-vesting requirements, stock options only have value if the Common Stock price at the time of exercise exceeds the fair market value on the grant date.

For 2013, the Compensation Committee continued the relative measure program established in 2011. The relative measure program is designed to increase long-term focus, but also to provide a better link to shareholder returns and reward NEOs based on performance compared to alternative investment opportunities. The program has three equally weighted and independently measured performance measures: total shareholder return, basic EPS growth, and operating income before depreciation and amortization growth. Each measure is compared separately to the Company's relative performance against that of the Russell 2000 Index over the three-year term of the program ending December 31, 2015. Based on the relative performance, following the end of the three-year cycle, a payout, if any, in the form of shares of Common Stock and accrued dividends will be made. A payout may range between zero for performance below the threshold level, to 250% of target for exceptional relative performance at the maximum level or above.

The chart below illustrates potential payouts at various levels of performance. The first payout, if any, under this program, for the 2011 grant of Relative Measure PSAs, is scheduled to occur in 2014 for the period ending December 31, 2013. We will not know the level of this payout until financial results for Russell 2000 companies are available during the second quarter of 2014.

Performance Level[1,2]	2013 Relative Measure Program Payout Level	Category

Performance below 33rd percentile	0%	Below Threshold
Performance at 33rd percentile	33%	Threshold
Performance at 50th percentile	100%	Target
Performance at 60th percentile	150%	Above Target - 60th
Performance at 75th percentile	200%	Above Target - 75th
Performance at or above 85th percentile	250%	Maximum

______________

[1]
Each of the three performance measures, total shareholder return, basic EPS growth, and operating income before depreciation and amortization growth, is evaluated separately as compared to performance of companies in the Russell 2000 Index.

[2]	Results between Performance Levels will result in interpolated payouts.

In 2012, the Company amended the form of PSA agreement for grants under the Stock and Incentive Award Plan to provide for a complete forfeiture of Relative Measure PSAs if the participant's employment is involuntarily terminated by the Company without cause before the first anniversary of the Relative Measure PSA grant date. This change applies to Relative Measure PSA grants made in 2012 and later years. Before this amendment, if a participant's employment was involuntarily terminated by the Company without cause before the first anniversary of the grant date, then a pro-rata portion of the award based on the number of days the participant was employed during the applicable performance period would have been paid based on the Company's actual performance for that performance period.

Since 2011, long-term incentive awards require a “double trigger” for accelerated vesting in the event of a change in control of the Company. In the event of a change in control as defined in the Stock and Incentive Award Plan, stock options, RSUs and Relative Measure PSAs will vest and accelerate only if an NEO's employment is terminated by the Company without cause, or if the NEO resigns for good reason (as defined in the severance agreements) on or within two years following a change in control.

Long-term incentive award opportunities are established by the Compensation Committee according to the NEO's position and responsibilities, and based on a comparison to our Peer Group and competitive compensation data. In 2013, the Compensation Committee differentiated target awards based on individual NEO performance, experience and market positioning.

Except with respect to the timeline for vesting, the Compensation Committee does not take into account existing NEO Common Stock holdings because it believes that doing so would have the effect of penalizing success (to the extent that compensation might be reduced based on the appreciation of past awards) or rewarding underperformance (to the extent that compensation might be awarded to make up for lack of appreciation in stock price).

The Company's practice is to make all equity awards at the first regularly scheduled meeting of the Compensation Committee, which is scheduled well in advance, and typically occurs early in February. The Company makes "off-cycle" equity grants to NEOs in limited circumstances, generally for newly hired executives, promotions or in recognition of special events. During 2013, "off cycle" grants were made to Mr. Dempsey at the time of his promotion to CEO. These grants in combination with the grants made during the annual February time were meant to provide total equity grants commensurate with his role as CEO. Mr. Barnhart received an equity grant at the time of his promotion, in addition to his annual February grant, primarily for the purpose of retention. Mr. Stephens, Ms. Toussaint, and Ms. Edwards received special RSU grants as a reward for their roles in the successful sale of the BDNA business in addition to their annual February grants. Details of these grants are shown in the table below.

In determining the mix of equity grants (e.g., stock options, RSUs, or Relative Measure PSAs), the Compensation Committee receives and reviews recommendations from management, based on analysis prepared by Cook. Generally, the factors considered support the pay-for-performance philosophy at the Company, aligning the interests of stockholders and NEOs, past practice, changes in business strategy, competitive practice (both generally and within the Peer Group), and the strategic impact of equity-based compensation (i.e., cost effectiveness, stockholder dilution, executive retention, a link to Company performance and total stockholder return). All of management's recommendations are reviewed by Cook and Meridian.

As reflected in the above table on page 27, in 2012 the Compensation Committee established a target mix for all NEOs that was designed to create a weighting on types of equity that were more heavily influenced by performance. The same target mix and weighting for equity was utilized in 2013 with the Relative Measure PSAs at 50%, RSUs at 30% and stock options at 20%. This target mix does not take into account potential "off-cycle" grants or supplemental awards, such as those that were made during 2013. The target mix is intended to provide our NEOs with a strong incentive to continue their successful tenures with the Company and to focus on long-term stockholder value.

Annual Long-Term Incentive Compensation1

	Target Values	Annual Stock Option Grants	Annual RSU Grants	Relative Measure PSAs

G. Milzcik	$3,000,000	73,700	39,500	65,800
P. Dempsey	$625,000	15,400	8,200	13,700
C. Stephens, Jr.	$640,000	15,700	8,400	14,000
R. Barnhart	$100,000	0	2,195	2,195
C. Toussaint	$360,000	8,800	4,700	7,900
D. Edwards	$300,000	7,400	3,900	6,600
_____________

[1]	Annual grants made during February are shown.

Promotional and Special Off-Cycle Long-Term Incentive Compensation

	Purpose of Grant	FMV at Time of Grant	Off-Cycle Stock Option Grants	Off-Cycle RSU Grants	Off-Cycle Relative Measure PSAs

P. Dempsey [1]	Promotion	$1,193,838	25,300	13,600	22,600
C. Stephens, Jr. [2]	Special	$266,592		9,600
R. Barnhart [3]	Promotion	$303,121		9,100
C. Toussaint [2]	Special	$266,592		9,600
D. Edwards [2]	Special	$202,721		7,300
_____________
1 Grants made at the time of his promotion on March 1, 2013.

2 Grants made to reward performance associated with the sale of the BDNA business.

3 Grants made at the time of his promotion on August 1, 2013.

NEO Stock Ownership Requirements

All of our NEOs, as well as certain other members of Company leadership, are subject to the following stock ownership requirements:

Position	Multiple of Annual Salary

President and Chief Executive Officer	5x
All Other NEOs	3x

In 2012, the Compensation Committee changed the stock ownership requirements so that 2/3 of the value of unvested RSUs count toward achieving ownership requirements. The Compensation Committee also eliminated the five and/or six year deadline to achieve ownership in favor of a requirement that all net after-tax proceeds from Company equity grants, including stock option exercises, be retained until ownership levels are met. Once ownership levels are met, the requirement is converted to a fixed number of shares. As of the end of 2013, compliance with the requirements were as follows:

NEO	Compliant with Hold Requirement	Fully Met Ownership Requirement	In Process Toward Meeting Ownership Requirement

P. Dempsey	X	X
C. Stephens, Jr.	X	X
R. Barnhart	X		X
C. Toussaint	X	X
D. Edwards	X	X

Clawback Agreements, Hedging and Pledging

•
Clawback Agreements: Beginning in late 2008, we implemented a practice whereby executives hired or promoted into corporate officer positions are required to enter into clawback agreements that permit the Company to recoup or “clawback” certain annual incentive compensation and performance based vesting equity awards paid to those officers in situations where the awards earned by these NEOs are based on the achievement of certain financial performance targets that are later restated and would therefore result in lower awards paid. The Company has entered into agreements with all NEOs, and select other key employees. In addition, all of the Company's equity award agreements provide that awards may be forfeited if an employee engages in activity that is detrimental to the Company, including performing services for a competitor, disclosing confidential information, or otherwise violating the Company's Code of Business Ethics and Conduct. With respect to the NEOs, the Compensation Committee has the discretion to make certain exceptions to the clawback requirements and ultimately determine whether any adjustment will be made.

•
Hedging: The Company prohibits hedging transactions involving the Company's securities for certain members of Company leadership, including all directors and executive officers (which includes our NEOs).

•
Pledging and Margin Accounts: In 2013, the Corporate Governance Committee adopted a new policy that prohibits certain members of Company leadership, including all directors and executive officers, from pledging or margin call arrangements involving the Company's securities that are held to meet the Company's stock ownership requirements. The new policy also places other restrictions on any other pledging or margin call arrangements involving Company securities by such individuals. In addition, the ability of these individuals to engage in such transactions requires pre-approval from the Corporate Governance Committee, and an annual certification to the Corporate Governance Committee that the individual is in compliance with the policy. None of our NEOs have pledged Company securities or have Company securities subject to a margin call arrangement.

Risk

We believe our executive compensation program is designed to motivate and reward our NEOs for their performance during the fiscal year and over the long-term and for taking appropriate business risks consistent with our strategic objectives. The following characteristics of our executive compensation program are designed to mitigate the likelihood that our NEOs would make business decisions that present undue risk:

•
The stock options and RSU components of our long-term incentive award program vest ratably over three or more years. Our Relative Measure PSAs vest based on performance at the end of the three-year performance period.

•	Performance targets are tied to several financial metrics, such as basic EPS, Revenue and Operating Margin, that are quantitative and measurable.

•	The performance periods and vesting schedules for long-term incentives overlap and, therefore, reduce the motivation to maximize performance in any one period.

•	Our stock ownership requirements require our NEOs to own equity representing a significant multiple of their base salary, and to retain this equity throughout their tenures.

•
All NEOs have entered into clawback agreements that allow us to recoup incentive compensation in situations where the awards earned by NEOs are based on the achievement of certain financial performance targets that are later restated and would therefore result in lower awards paid.

•
Payouts under our annual and long-term incentive programs are subject to a cap. Specifically, under our current practices for NEOs, our annual cash incentive award payments are capped (at not greater than 2.25 times base salary for the Chief Executive Officer and less for other NEOs). Performance based payouts under the relative measure program are capped at 2.5 times the target level Relative Measure PSA grant.

Pension and Other Retirement Programs

In addition to our 401(k) plan, our NEOs have the opportunity to participate in one or more of the following additional retirement plans:

Plan		Summary of Features

Salaried Retirement Income Plan (Qualified Plan)	•
A broad-based tax-qualified defined benefit pension plan; vesting upon attaining 5 years of service. Effective December 31, 2012, this plan was closed to employees hired on or after January 1, 2013. In lieu of this benefit, eligible new employees will receive an annual retirement contribution under the Barnes Group Inc. Retirement Savings Plan of 4% of eligible earnings. All currently employed NEOs participate in the Qualified Plan.

Retirement Benefit Equalization Plan (RBEP)	•
Provides benefits on base salary earnings in excess of Internal Revenue Service (IRS) limit on qualified plans to eligible salaried employees, officers and NEOs who do not meet MSSORP/DC Plan vesting requirements; vesting upon attaining 5 years of service.

Modified Supplemental Senior Officer Retirement Plan (MSSORP)	•
Provides a 55% average final pay benefit (base salary and annual incentive); benefit is reduced for offsets from prior employer retirement benefits and other Company retirement benefits; vesting upon attaining age 55 and 10 years of service. This program was closed to new or rehired entrants in 2008. Only Mr. Dempsey participates in the MSSORP. Mr. Milzcik was also a participant in the MSSORP, but did not meet the age and service requirements and forfeited his benefits upon his retirement and resignation.

Plan		Summary of Features

Nonqualified Deferred Compensation Plan (DC Plan)	•
Provides an annual Company contribution based on a percent of base salary and annual incentive in excess of IRS limit on qualified plans; for 2013, the contribution was based on 20% of base salary and annual incentive pay; vesting upon attaining age 55 and 10 years of service. The Company modified the DC Plan to close participation to any employee hired, rehired or promoted into an eligible position on or after April 1, 2012. Mr. Stephens and Ms. Edwards are grandfathered participants in the DC Plan.

The Qualified Plan is a broad-based tax-qualified defined benefit pension plan. The RBEP provides the same level of benefits as the Qualified Plan, but is not limited by IRS pay caps. The MSSORP and the DC Plan are non-tax-qualified supplemental executive retirement plans that provide a higher level of benefits than are available under the Qualified Plan to certain designated employees and senior level officers, including certain NEOs as reflected in the below table. We believe these more generous benefits are an important part of the overall compensation provided to our NEOs and serve as a strong retention incentive.

The chart below summarizes which NEOs participate in each of the qualified and non-qualified pension and retirement plans. A more detailed discussion of the pension benefits payable to our NEOs is described in the “Pension Benefits Table” and the narrative following the table.

NEO	Qualified Plan	RBEP	MSSORP	DC Plan

G. Milzcik[1]	X	X
P. Dempsey[2]	X	X	X
C. Stephens, Jr.	X	X		X
R. Barnhart	X	X
C. Toussaint	X	X
D. Edwards	X	X		X
_____________
1 At the time of his retirement, Mr. Milzcik did not fully meet the age plus service requirements for MSSORP and his interest in this program was forfeited.

[2]	If age and service vesting requirements are not met under the MSSORP, the RBEP benefits apply.

Change in Control and Employment Termination Benefits

The Company provides change in control benefits specifically to retain key executives, including NEOs, during a potential change in control, to provide continuity of management and to provide income continuation for NEOs who are particularly at risk of involuntary termination in the event of a restructuring in connection with a change in control. These benefits were designed to be part of a competitive compensation package and keep our executive officers focused on our business goals and objectives and we believe that these benefits are a necessary part of any total compensation package to attract and retain key executives. In some instances these agreements provide for payments and other benefits if we terminate an NEO's employment without “cause,” or if an NEO terminates employment for “good reason,” either before or after a change in control.

As discussed in more detail on page 33 below, none of the agreements for our NEOs include a gross-up for any taxes as a result of golden parachute payments under Section 280G of the Internal Revenue Code. In addition, we generally do not provide change in control cash compensation benefits in excess of severance compensation equal to two times the executive's base salary plus payments under the annual cash incentive program. Our agreements with our NEOs also provide for continuation of group health, life insurance and other benefits for twenty-four months following the executive's termination and for certain other benefits. The terms of the change in control and incremental termination benefits payable to our NEOs are described in more detail below under “Potential Payments Upon Termination or Change in Control.”

Perquisites

In 2013, the Company provided certain limited perquisites to our NEOs. The perquisites are fully described in the footnotes to the Summary Compensation Table and generally fall in the categories of financial planning and tax preparation services and annual executive physical examination. While CEO, Mr. Milzcik was provided with personal use of the Company-leased aircraft for a value capped at $100,000. This perquisite was not continued post-employment and has not been provided to Mr. Dempsey.

In addition, in June 2013 Mr. Stephens was furnished with a one-time relocation benefit of up to $160,000 for eligible expenses incurred in connection with his relocation to the area where the Company's headquarters are located. Eligible expenses are generally those consistent with the Company's relocation policy and its practices, which includes expenses such as reimbursement for real estate sales commissions and fees and the cost to move household goods. This one-time benefit did not include any home buy-out, and was available only if the relocation was completed by December 31, 2013. All payments made by the Company as part of this benefit must be repaid by Mr. Stephens if his employment is terminated by the Company for cause or if Mr. Stephens terminates his employment voluntarily on or before July 1, 2014. The Compensation Committee determined that despite Mr. Stephens' efforts to complete his relocation by the end of 2013, the typical marketing time for a home is much longer than the period originally allowed. At its February 2014 meeting, the Compensation Committee extended eligibility for this benefit to December 31, 2014, and extended the reimbursement period to July 1, 2015.

Additional Benefits

All current NEOs other than Ms. Toussaint and Mr. Barnhart are eligible to participate in the Company's Senior Executive Enhanced Life Insurance Program (SEELIP), under which the Company pays the premiums for a life insurance policy with a benefit of four times the employee's base salary. While the policy is owned by each NEO, the Company pays the NEO's income tax liability arising from its payment of the premiums and taxes. As previously disclosed, the Company closed participation to any employee hired or promoted into an eligible position after April 1, 2011.

At the time of his promotion, Mr. Barnhart was a grandfathered participant in the Company's Enhanced Life Insurance Program (ELIP) under which the Company pays the premiums for a life insurance policy with a benefit of four times the employee's base salary. The policy is owned by the NEO, but the Company does not pay the NEO's income tax liability arising from payment of the premiums. Mr. Barnhart has continued to participate in this program.

When the SEELIP and ELIP were closed to new or rehired executives, the Company established the Executive Group Term Life Insurance Program (EGTLIP) for new NEOs and other eligible executives who were not already participants in the grandfathered ELIP. The EGTLIP provides premium payments for a term insurance policy with a benefit of four times the employee's base salary. The NEO owns the policy and is responsible for any tax liability (no tax gross-up) resulting from this program. Ms. Toussaint is a participant in the EGTLIP.

Each of our NEOs participates in other employee benefit plans generally available to all U.S. based employees (e.g., health insurance, 401(k) Plan) on the same terms as all other employees.

Tax and Accounting Considerations

Internal Revenue Code Section 162(m)

As discussed above, our Compensation Committee considers the tax and accounting treatment associated with cash and equity awards it makes, although these considerations are not the overriding factor that the Compensation Committee uses in making its decisions. Section 162(m) of the Internal Revenue Code places a limit of $1 million on the compensation that the Company may deduct in any one year with respect to each of its most highly compensated executive officers, unless certain conditions are met. There is an exception to the $1 million limitation for performance-based compensation meeting certain requirements. The Company currently grants awards intended to meet this exception including annual cash incentive awards, stock option awards, and PSAs. Grants of restricted stock or stock units that vest solely on the basis of service do not qualify for the exception. To maintain flexibility in compensating NEOs in a manner designed to promote varying Company goals, our Compensation Committee has not adopted a policy requiring all compensation to be deductible. Our Compensation Committee may approve compensation or changes to plans, programs or awards that may cause the compensation or awards to exceed the limitation under Section 162(m) if it determines that action is appropriate and in our best interests.

Internal Revenue Code Section 280G

The Company also periodically reviews the severance agreements entered into between the Company and the NEOs to assess the impact of Section 280G of the Internal Revenue Code. Currently, the severance agreements do not provide for any gross-up to compensate our NEOs for taxes incurred under Section 4999 of the Internal Revenue Code as a consequence of “golden parachute” payments upon a change-in-control. Nor do they preclude the possibility that, in certain circumstances, the compensation payable in the event of a change in control under the agreements or other plans and arrangements may be non-deductible by the Company under Section 280G of the Internal Revenue Code.

Accounting for Equity Compensation

The Company accounts for its stock-based employee compensation plans at fair value on the grant date and recognizes the related cost in its consolidated statement of income in accordance with accounting standards related to share-based payments. The fair values of stock options are estimated using the Black-Scholes option-pricing model based on certain assumptions. The fair values of RSU awards and Relative Measure PSA awards with a performance condition are estimated based on the fair market value of the Company's stock price on the grant date. The fair values of Relative Measure PSA awards with a market condition are estimated using a Monte Carlo valuation model based on certain assumptions.

Compensation Committee Report

To Our Fellow Stockholders at Barnes Group Inc.

We, the Compensation and Management Development Committee of the Board of Directors of Barnes Group Inc., have reviewed and discussed with management the Compensation Discussion and Analysis contained in this proxy statement and, based on such review and discussion, have recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

The Compensation Committee

Mylle H. Mangum, Chair
Thomas J. Albani
John W. Alden
Gary G. Benanav
Francis J. Kramer

Risk Oversight and Assessment Policies and Practices

Our Audit Committee is ultimately responsible for overall risk oversight for the Company generally. See “Board Role in Risk Oversight” on page 63. The Compensation Committee evaluates and reviews our incentive compensation arrangements annually based on an inventory of all relevant compensation programs prepared by the Human Resources department which includes details of the principal features of the programs, including any key risk mitigation factors such as (i) the mix of equity award instruments used under our long-term incentive program; (ii) the multi-year vesting of our equity awards; (iii) our stock ownership requirements; and (iv) the clawback agreements in place for certain executives. The Compensation Committee also consults with, and makes certain recommendations to, the Board regarding the Company's compensation programs as necessary. Based on its evaluation, the Compensation Committee has concluded that the overall structure of the compensation programs for NEOs and company-wide employees are designed with the appropriate balance of risk and reward in relation to the Company's overall business strategy and are not reasonably likely to have a material adverse effect on the Company.

Summary Compensation Table for 2013, 2012 and 2011
The following table sets forth the compensation earned by our NEOs for the fiscal years ended December 31, 2013, 2012 and 2011:

Name and Principal Position	Year	Salary	Bonus[1]	Stock Awards[2]	Option Awards[3]	Non-Equity Incentive Plan Compensation[4]	Change in Pension Value and Nonqualified Deferred Compensation Earnings[5,6]	All Other Compensation[7]	Total
Patrick J. Dempsey President and Chief Executive Officer	2013	$700,000	—	$1,588,668	$371,030	$881,567	$253,304	$123,261	$3,917,830
	2012	447,783	—	565,484	124,787	250,988	364,266	104,764	1,858,072
	2011	427,250	—	274,901	122,836	646,500	378,554	74,451	1,924,492
Christopher J. Stephens, Jr. Senior Vice President, Finance and Chief Financial Officer	2013	453,585	—	875,508	135,805	382,238	10,912	165,604	2,023,652
	2012	431,000	—	1,339,261	130,546	240,390	49,038	234,870	2,425,105
	2011	427,250	—	340,131	150,549	646,500	36,337	218,575	1,819,342

Claudia S. Toussaint Senior Vice President, General Counsel and Secretary	2013	390,000	100,000	609,225	76,120	291,032	34,224	13,778	1,514,379
	2012	289,270	—	830,098	72,734	146,265	81,302	88,214	1,507,883
	2011	356,250	—	270,241	119,840	486,000	33,721	158,106	1,424,158

Dawn N. Edwards Senior Vice President, Human Resources	2013	296,000	—	488,327	64,010	220,886	—	80,568	1,149,791
	2012	296,000	—	269,177	60,474	148,585	102,683	133,699	1,010,618
	2011	292,250	—	223,648	101,115	399,600	73,928	117,334	1,207,875

Richard R. Barnhart Senior Vice President and President, Barnes Aerospace	2013	334,750	—	419,873	—	—	32,401	30,102	817,126

Gregory F. Milzcik Former President and Chief Executive Officer	2013	306,936	—	10,691,189	5,526,601	—	—	153,891	16,678,617
	2012	890,000	—	2,699,218	599,937	744,596	1,729,195	260,844	6,923,790
	2011	886,250	—	2,040,788	904,792	2,002,500	1,802,030	204,408	7,840,768

_______

[1]
In connection with her rehire on June 19, 2012, Ms. Toussaint received a cash signing bonus in the amount of $100,000. Because this amount was fully reimbursable if Ms. Toussaint voluntarily terminated employment with the Company within twelve months of the signing bonus payment date, it is considered earned in 2013.

[2]
Stock Awards represent the aggregate grant date fair value of RSUs and Relative Measure PSAs granted to NEOs under the Stock and Incentive Award Plan. Relative Measure PSA awards vest upon satisfying established performance and market goals. In addition to the RSU value, the value disclosed in this column for the Relative Measure PSA awards for Messrs. Dempsey, Stephens, Barnhart and Milzcik and Mses. Toussaint and Edwards represents the amount of compensation if target goals are met. The maximum grant date fair value of the Relative Measure PSA awards granted in 2013 was $1,942,218 for Mr. Dempsey, $744,660 for Mr. Stephens, $420,201 for Ms. Toussaint and $351,054 for Ms. Edwards, $116,752 for Mr. Barnhart and $12,060,819 for Mr. Milzcik. All three measures of the Relative Measure PSA awards allow an NEO to receive up to 250% of the target amount, however, only the basic EPS growth and operating income before depreciation and amortization growth measures would increase the compensation awarded under ASC 718 if the award paid out at maximum. The fair value of the performance based portion of the awards was determined based on the market value of Common Stock on the date of grant and the fair value of the market based portion of awards was determined based on a Monte Carlo valuation method; as described in the note on Stock-Based Compensation in the notes to the Company's consolidated financial statements filed with the Annual Report on Form 10-K for the respective year-end. Also included in this column for Mr. Milzcik is the incremental increase of $7,828,799 in fair value of current and prior year grants resulting from a change in service condition that was treated as a modification under ASC 718.

[3]
Option Awards represent the aggregate grant date fair value of stock options granted to NEOs under the Stock and Incentive Award Plan. The fair value was determined by using the Black-Scholes option pricing model applied consistently with the Company's practice, as described in the note on Stock-Based Compensation in the notes to the Company's consolidated financial statements filed with the Annual Report on Form 10-K for the respective year-end. Also included in this column for Mr. Milzcik is the incremental increase of $4,889,096 in fair value of current and prior year grants resulting from a change in service condition that was treated as a modification under ASC 718.

[4]
Non-Equity Incentive Plan Compensation includes amounts earned under the PLBP for Messrs. Dempsey, Stephens, Milzcik and Mses. Toussaint (in 2011 and 2013) and Edwards, and the amount earned under the MICP for Ms. Toussaint in 2012. Mr. Barnhart was a participant in the MICP in 2013 and did not receive non-equity incentive plan compensation.

[5]
The amount listed in Change in Pension Value and Nonqualified Deferred Compensation Earnings represents the annual increase in pension value for all of the Company's defined benefit retirement programs. All assumptions are as detailed in the notes to the Company's consolidated financial statements filed with the Annual Report on Form 10-K for the respective year-end, with the exception of the following: retirement age for all plans is assumed to be the older of the unreduced retirement age, as defined by each plan, or age as of December 31, 2013, December 31, 2012 or December 31, 2011, as applicable, and no pre-retirement mortality, disability, or termination is assumed. The U.S. discount rates of 5.20%, 4.25% and 5.05%, respectively, are detailed in the Management's Discussion & Analysis filed with the Annual Report on Form 10-K for the respective year-end. Since the net change in Pension Value and Nonqualified Deferred

Compensation Earnings for all of the plans nets to a negative amount for Mr. Milzcik and Ms. Edwards in 2013, the net amount is excluded from the table.

[6]	The Change in Pension Value and Nonqualified Deferred Compensation Earnings is segregated by plan in the following table:

Name and Principal Position	Plan Name	Year	Amounts

Patrick J. Dempsey President and Chief Executive Officer	Qualified	2013	$(22,962)
	RBEP	2013	N/A [a]
	MSSORP	2013	276,266
	SERP	2013	N/A
	TOTAL	2013	253,304
	Qualified	2012	$113,309
	RBEP	2012	N/A [a]
	MSSORP	2012	314,096
	SERP	2012	(63,139)
	TOTAL	2012	364,266
	Qualified	2011	$79,898
	RBEP	2011	N/A [a]
	MSSORP	2011	306,626
	SERP	2011	(7,970) [b]
	TOTAL	2011	378,554

Christopher J. Stephens, Jr. Senior Vice President, Finance and Chief Financial Officer	Qualified	2013	$10,912
	RBEP	2013	N/A [a]
	MSSORP	2013	N/A
	SERP	2013	N/A
	TOTAL	2013	10,912
	Qualified	2012	$53,596
	RBEP	2012	N/A [a]
	MSSORP	2012	N/A
	SERP	2012	(4,558)
	TOTAL	2012	49,038
	Qualified	2011	$36,069
	RBEP	2011	N/A [a]
	MSSORP	2011	N/A
	SERP	2011	268 [b]
	TOTAL	2011	36,337

Claudia S. Toussaint Senior Vice President, General Counsel and Secretary	Qualified	2013	$20,954
	RBEP	2013	13,270
	MSSORP	2013	N/A
	SERP	2013	N/A
	TOTAL	2013	34,224
	Qualified	2012	$37,743
	RBEP	2012	44,951
	MSSORP	2012	N/A
	SERP	2012	(1,392)
	TOTAL	2012	81,302
	Qualified	2011	$33,243
	RBEP	2,011	N/A
	MSSORP	2011	N/A
	SERP	2011	478 [b]
	TOTAL	2011	33,721

Name and Principal Position	Plan Name	Year	Amounts

Dawn N. Edwards Senior Vice President, Human Resources	Qualified	2013	$(25,525)
	RBEP	2013	N/A [a]
	MSSORP	2013	N/A
	SERP	2013	N/A
	TOTAL	2013	(25,525)
	Qualified	2012	$120,010
	RBEP	2012	N/A [a]
	MSSORP	2012	N/A
	SERP	2012	(17,327)
	TOTAL	2012	102,683
	Qualified	2011	$77,050
	RBEP	2011	N/A [a]
	MSSORP	2011	N/A
	SERP	2011	(3,122) [b]
	TOTAL	2011	73,928

Richard R. Barnhart Senior Vice President, Barnes Group Inc., and President, Barnes Aerospace	Qualified	2013	$9,002
	RBEP	2013	23,399
	MSSORP	2013	N/A
	SERP	2013	N/A
	TOTAL	2013	32,401

Gregory F. Milzcik Former President and Chief Executive Officer	Qualified	2013	$(164,907)
	RBEP	2013	1,099,547
	MSSORP	2013	(5,760,582) [c]
	SERP	2013	N/A
	TOTAL	2013	(4,825,942)
	Qualified	2012	$152,862
	RBEP	2012	N/A [a]
	MSSORP	2012	1,852,268
	SERP	2012	(275,935)
	TOTAL	2012	1,729,195
	Qualified	2011	$113,672
	RBEP	2011	N/A [a]
	MSSORP	2011	1,692,920
	SERP	2011	(4,562) [b]
	TOTAL	2011	1,802,030
________
Consistent with financial calculations in the notes to the Company's consolidated financial statements filed with the Annual Report on Form 10-K for the fiscal years ending December 31, 2013, December 31, 2012 and December 31, 2011, it is assumed that the form of payment is a life annuity for the Qualified Plan, the RBEP, and the SERP. It is assumed that the form of payment as of December 31, 2013 is 5 year installments (which are actuarially equivalent to the life annuity) for the NEO MSSORP participants. The 2013, 2012 and 2011 qualified plan limits of $255,000, $250,000 and $245,000, respectively, have been incorporated.

[a]
The amounts listed for Mr. Stephens and Ms. Edwards assumes that they will vest under the Barnes Group 2009 Deferred Compensation Plan and therefore would not be eligible to receive benefits under the RBEP. The amounts listed for Messrs. Dempsey and Milzcik assumes that they would vest under the MSSORP and therefore would not be eligible to receive benefits under the RBEP.

[b]
The net reduction in value for the SERP plan benefits in 2011 is a result of changes in qualified plan provisions that updated adjustment factors used to determine optional forms of payment. The optional form factors used now provide a lesser reduction. The overall value to the participant remains unchanged should the participant elect the 50% joint and survivor optional form of payment. The decrease in SERP is directly offset by the increase in the Qualified Plan. The net reduction in value for the SERP plan benefits in 2012 is a result of the elimination of plan eligibility for all participants not age 55 with 10 years of service as of April 1, 2012.

[c]	The amount listed for Mr. Milzcik in 2013 reflects his retirement before he reached the eligible age for benefits under the MSSORP and instead will receive benefits under the RBEP.

[7]	The compensation represented by the amounts for 2013 set forth in the All Other Compensation column for the NEOs is detailed in the following table:

Name and Principal Position	Year	Taxes Paid on All Other Compensation[a]	Personal Usage of Company Aircraft[b]	Life Insurance Premiums[c,d,e]	Deferred Compensation Plan[f]	Other[g]	All Other Perquisites[h]	Total

Patrick J. Dempsey President and Chief Executive Officer	2013	$52,835	$—	$57,072	$—	$7,500	$5,854	$123,261
Christopher J. Stephens, Jr. Senior Vice President, Finance and Chief Financial Officer	2013	32,742	—	35,235	87,795	7,500	2,332	165,604
Claudia S. Toussaint Senior Vice President, General Counsel and Secretary	2013	—	—	2,778	—	7,500	3,500	13,778
Dawn N. Edwards Senior Vice President, Human Resources	2013	14,470	—	19,181	37,917	7,500	1,500	80,568
Richard R. Barnhart Senior Vice President, Barnes Group Inc., and President, Barnes Aerospace	2013	—	—	15,052	—	7,500	7,550	30,102
Gregory F. Milzcik Former President and Chief Executive Officer	2013	39,538	30,727	46,591	—	7,500	29,535	153,891
________

[a]	This column represents the reimbursement of taxes paid on eligible compensation included in the All Other Compensation table for the NEOs in accordance with the Company's policies and practices.

[b]
The value of the personal usage of the Company-leased aircraft is based on the aggregate incremental cost to the Company which is based on actual payments made by the Company for the use of the aircraft for Mr. Milzcik.

[c]
Payments made under the SEELIP for Messrs. Dempsey, Stephens, Milzcik and Ms. Edwards. Under the SEELIP, the Company pays the premiums for the individual life insurance policies that are owned by the participants, with the life insurance coverage equal to four times base salary, and the Company pays the participating NEO's income tax liability arising from its payment of the premiums and taxes, therefore, incurring no out-of-pocket expense for the policies. The Company generally ceases to pay policy premiums on termination of employment, unless the NEO has attained age 62 and 10 years of service, in which case the Company continues to pay premiums and tax gross-ups in retirement.

[d]
Payments made under the EGTLIP for Ms. Toussaint. The SEELIP was closed to new or rehired executives effective April 1, 2011, and the Company established the EGTLIP for new NEOs and other eligible executives. Under the EGTLIP, the Company pays the premiums for individual life insurance policies that are owned by the participants, with the life insurance coverage equal to four times base salary. The employee owns the policy and is responsible for any tax liability (no tax gross-up) resulting from this program. The Company ceases to pay policy premiums on termination of employment.

[e]
Payments made under the ELIP for Mr. Barnhart. Under the ELIP, the Company pays the premiums for individual life insurance policies that are owned by the participants, with the life insurance coverage equal to four times base salary. The employee owns the policy and is responsible for any tax liability (no tax gross-up) resulting from this program. The Company ceases to pay policy premiums on termination of employment.

[f]	The amount listed as deferred compensation for Mr. Stephens and Ms. Edwards includes employer contributions to the Barnes Group 2009 Deferred Compensation Plan.

[g]
Consists of matching contributions made by the Company under the Barnes Group Inc. Retirement Savings Plan which is a plan generally available to most U.S. based employees, including the NEOs. Contributions made by the Company under its health savings account plan which is also a plan generally available to most U.S. based employees, including the NEOs, are not included; the maximum allowable Company contributions under this plan were $1,000 in 2013.

[h]
Included in All Other Perquisites are payments made for financial planning and tax preparation services for Messrs. Dempsey, Stephens, Barnhart and Milzcik and Mses. Toussaint and Edwards; executive physical examinations for Mr. Dempsey; spousal travel to a Company event for Messrs. Dempsey, Stephens and Milzcik; travel for Mr. Milzcik to a Company event; and a car allowance for Mr. Barnhart for the period of time prior to his promotion to an executive officer.

Grants of Plan-Based Awards in 2013

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#) [4]	Exercise or Base Price of Option Awards ($/Sh)[5]	Grant Date Fair Value of Stock and Option Awards ($)

Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

P. Dempsey[3]	2/12/2013								15,400	24.24000	133,210
	3/1/2013								25,300	26.32000	237,820
	2/12/2013							8,200			198,768
	3/1/2013							13,600			332,792
	2/12/2013[2]				4,521	13,700	34,250				396,615
	3/1/2013				7,458	22,600	56,500				660,493
	[1]	132,902	531,609	1,594,827
C. Stephens, Jr.	2/12/2013								15,700	24.24000	135,805
	2/12/2013							8,400			203,616
	5/2/2013[6]							9,600			266,592
	2/12/2013[2]				4,620	14,000	35,000				405,300
	[1]	57,625	230,500	691,500
C. Toussaint	2/12/2013								8,800	24.24000	76,120
	2/12/2013							4,700			113,928
	5/2/2013[6]							9,600			266,592
	2/12/2013[2]				2,607	7,900	19,750				228,705
	[1]	43,875	175,500	526,500
D. Edwards	2/12/2013								7,400	24.24000	64,010
	2/12/2013							3,900			94,536
	5/2/2013[6]							7,300			202,721
	2/12/2013[2]				2,178	6,600	16,500				191,070
	[1]	33,300	133,200	399,600
R. Barnhart	2/12/2013							2,195			53,207
	8/1/2013[7]							9,100			303,121
	2/12/2013[2]				724	2,195	5,488				63,545
	[1]	35,956	143,822	431,466
G. Milzcik[8]	2/12/2013								73,700	24.24000	637,505
	2/21/2013[9]								247,524	20.21000	683,166
	2/21/2013[9]								54,600	22.34000	279,279
	2/21/2013[9]								45,500	26.38000	371,735
	2/21/2013[9]								43,715	24.40000	375,730
	2/21/2013[9]								227,900	11.45000	72,928
	2/21/2013[9]								170,600	15.27000	935,451
	2/21/2013[9]								120,800	20.69000	1,020,755
	2/21/2013[9]								62,500	26.59000	508,125
	2/21/2013[9]								73,700	24.24000	641,927
	2/12/2013							39,500			957,480
	2/21/2013[9]							18,981			464,465
	2/21/2013[9]							43,800			1,071,786
	2/21/2013[9]							33,800			827,086
	2/21/2013[9]							39,500			966,565

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#) [4]	Exercise or Base Price of Option Awards ($/Sh)[5]	Grant Date Fair Value of Stock and Option Awards ($)

Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

G. Milzcik[8]	2/12/2013[2]				21,714	65,800	164,500				1,904,910
	2/21/2013[9]				14,454	43,800	109,500				1,211,664
	2/21/2013[9]				18,612	56,400	141,000				1,364,128
	2/21/2013[9]				21,714	65,800	164,500				1,923,115
	[1]	166,875	667,500	2,002,500
________

[1]	This row sets forth the range of the potential amounts payable under the PLBP for all NEOs other than for Mr. Barnhart, and under the MICP for Mr. Barnhart.

[2]	This row sets forth the range of the number of shares of Common Stock that could be issued under Relative Measure PSAs granted in 2013 under the Stock and Incentive Award Plan.

[3]	Mr. Dempsey was appointed President and Chief Executive Officer on March 1, 2013 and received stock options, Relative Measure PSAs and RSUs at that time.

[4]	Stock options granted under the Stock and Incentive Award Plan are described in the “Outstanding Equity Awards at Fiscal-Year End” table.

[5]
Each option has an exercise price equal to the fair market value of Common Stock at the time of grant, as determined by the last trading price per share of Common Stock during regular trading hours on the grant date of the option.

[6]	Mr. Stephens and Mses. Toussaint and Edwards received supplemental RSUs in 2013 in connection with the successful sale of the BDNA business.

[7]	Mr. Barnhart received RSUs in connection with his promotion to the position of Senior Vice President, Barnes Group Inc. and President, Barnes Aerospace on August 1, 2013.

[8]	Mr. Milzcik retired from the Company effective on May 3, 2013.

[9]
Mr. Milzcik’s outstanding vested and unvested equity awards were modified on February 21, 2013 so that they became non-forfeitable on his retirement date. The grant date fair value represents the incremental fair value received in connection with the modification. Refer to the CD&A section above for further details on Mr. Milzcik’s unvested equity awards.

Discussion Concerning Grants of Plan-Based Awards Table

For a discussion regarding the Performance-Linked Bonus Plan and the Stock and Incentive Award Plan, please see the CD&A. The vesting schedule for outstanding Relative Measure PSAs, RSUs and stock option awards are set forth in the footnotes to the “Outstanding Equity Awards at Fiscal Year-End” table.

Outstanding Equity Awards at Fiscal Year End

The following table summarizes equity awards granted to the Company's NEOs that remain outstanding as of December 31, 2013:

			Option Awards				Stock Awards
Name	Notes	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Options (#) Unexercisable	Option Exercise Price ($)(1)	Option Expiration Date(2)	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

P. Dempsey	4	3/1/2013		25,300	$26.32000	3/1/2023
	4	2/12/2013		15,400	$24.24000	2/12/2023
	4	2/8/2012	4,334	8,666	$26.59000	2/8/2022
	4	2/9/2011	10,934	5,466	$20.69000	2/9/2021
	4	2/8/2010	24,600		$15.26500	2/8/2020
	4	2/10/2009	28,466		$11.45000	2/10/2019
	4	2/14/2007	25,000		$22.33500	2/14/2017
	5	2/14/2007	73,000		$22.33500	2/14/2017
	4	2/15/2006	15,000		$18.62750	2/15/2016
	7	3/1/2013					13,600	$521,016
	18	3/1/2013							22,600	$865,806
	8	2/12/2013					8,200	$314,142
	18	2/12/2013							13,700	$524,847
	9	2/8/2012					4,733	$181,321
	18	2/8/2012							11,800	$452,058
	10	2/9/2011					3,929	$150,520
	18	2/9/2011							5,900	$226,029
	11	2/10/2009					13,080	$501,095

C. Stephens, Jr.	4	2/12/2013		15,700	$24.24000	2/12/2023
	4	2/8/2012	4,534	9,066	$26.59000	2/8/2022
	4	2/9/2011	13,401	6,699	$20.69000	2/9/2021
	12	5/2/2013					9,600	$367,776
	8	2/12/2013					8,400	$321,804
	18	2/12/2013							14,000	$536,340
	9	2/8/2012					4,933	$188,983
	13	2/8/2012					28,200	$1,080,342
	18	2/8/2012							12,300	$471,213
	10	2/9/2011					4,861	$186,225
	18	2/9/2011							7,300	$279,663

C. Toussaint	4	2/12/2013		8,800	$24.24000	2/12/2023
	4	6/19/2012	2,734	5,466	$24.57000	6/19/2022
	12	5/2/2013					9,600	$367,776
	8	2/12/2013					4,700	$180,057
	18	2/12/2013							7,900	$302,649
	14	6/19/2012					2,933	$112,363
	15	6/19/2012					20,500	$785,355
	18	6/19/2012							7,400	$283,494

			Option Awards				Stock Awards
Name	Notes	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Options (#) Unexercisable	Option Exercise Price ($)(1)	Option Expiration Date(16)	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

D. Edwards	4	2/12/2013		7,400	$24.24000	2/12/2023
	4	2/8/2012	2,101	4,199	$26.59000	2/8/2022
	4	2/9/2011	9,001	4,499	$20.69000	2/9/2021
	4	2/8/2010	15,700		$15.26500	2/8/2020
	6	8/3/2009	10,700		$15.02000	8/3/2019
	4	2/10/2009	4,733		$11.45000	2/10/2019
	4	2/13/2008	6,150		$26.38005	2/13/2018
	4	2/14/2007	5,700		$22.33500	2/14/2017
	12	5/2/2013					7,300	$279,663
	8	2/12/2013					3,900	$149,409	6,600	$252,846
	18	2/12/2013
	9	2/8/2012					2,266	$86,810	5,600	$214,536
	18	2/8/2012
	10	2/9/2011					3,196	$122,439
	18	2/9/2011							4,800	$183,888

R. Barnhart	4	2/9/2011	4,734	2,366	$20.69000	2/9/2021
	4	2/8/2010	7,500		$15.26500	2/8/2020
	6	2/10/2009	10,000		$11.45000	2/10/2019
	16	8/1/2013					9,100	$348,621
	8	2/12/2013					2,195	$84,090
	18	2/12/2013							2,195	$84,090
	9	2/8/2012					976	$37,391
	18	2/8/2012							1,465	$56,124
	17	2/25/2010					1,565	$59,955

G. Milzcik	4	2/12/2013		73,700	$24.24000	5/3/2018
	4	2/8/2012	20,834	41,666	$26.59000	5/3/2018
	4	2/9/2011	80,534	40,266	$20.69000	5/3/2018
	4	7/24/2008	43,715		$24.39500	5/3/2018
	4	2/13/2008	45,500		$26.38005	2/13/2018
	4	2/14/2007	54,600		$22.33500	2/14/2017
	4	10/19/2006	247,524		$20.21000	10/19/2016
	8	2/12/2013					39,500	$1,513,245
	18	2/12/2013							65,800	$2,520,798
	9	2/8/2012					22,533	$863,239
	18	2/8/2012							56,400	$2,160,684
	10	2/9/2011					29,170	$1,117,503
	18	2/9/2011							43,800	$1,677,978
________

[1]
Stock option grants awarded from 2006 to 2010 represent the mean between the highest and the lowest stock price of a share of Common Stock on the grant date. Stock option grants awarded from 2011 to 2013 represent the last trading price during regular trading hours per share of Common Stock on the grant date.

[2]	The options terminate 10 years after the grant date, except for Mr. Milzcik whose options expire no later than May 3, 2018, which is five years from the date of his retirement.

[3]	On December 31, 2013, the last trading day of the fiscal year, the closing market value of the Common Stock was $38.31 per share.

[4]	The option vests at 33.34% on the eighteenth month and 33.33% on each of the thirtieth and forty-second month anniversaries of the grant date.

[5]	The option vests at 33.334% on August 14, 2009 and 33.333% on August 14, 2010 and August 14, 2011.

[6]	The option vests at 33.334% on August 10, 2010 and 33.333% on August 10, 2011 and August 10, 2012.

[7]	The restricted stock unit award vests one-third on September 1, 2014, September 1, 2015 and September 1, 2016.

[8]	The restricted stock unit award vests one-third on August 12, 2014, August 12, 2015 and August 12, 2016.

[9]	The restricted stock unit award vests one-third on August 8, 2013, August 8, 2014 and August 8, 2015.

[10]	The restricted stock unit award vests one-third on August 9, 2013, August 9, 2014 and August 9, 2015.

[11]	The restricted stock unit award vests at 20% on February 10, 2012 and February 10, 2013 and 60% on February 10, 2014.

[12]	The restricted stock unit award vests at 50% on May 2, 2014 and 50% on May 2, 2015.

[13]	The restricted stock unit award vests one-third on February 8, 2014, February 8, 2015 and February 8, 2016.

[14]	The restricted stock unit award vests at 33.4% on December 19, 2013 and 33.3% on December 19, 2014 and December 19, 2015.

[15]	The restricted stock unit award vests at 25% on June 19, 2014 and June 19, 2015 and 50% on June 19, 2016.

[16]	The restricted stock unit award vests one-third on February 1, 2015, February 1, 2016 and February 1, 2017.

[17]	The restricted stock unit award vests one-third on August 25, 2012, August 25, 2013 and August 25, 2014.

[18]	The Relative Measure PSA vests on the third anniversary of the grant date subject to the achievement of performance goals.

Option Exercises and Stock Vested

The following table provides information on the value realized by each of the NEOs as a result of the exercise of stock options and stock awards that vested during fiscal year 2013:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)[1]	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)[2]

P. Dempsey	0	$—	18,188	$506,715
C. Stephens, Jr.	22,400	465,821	12,397	358,985
C. Toussaint	0	__	1,467	54,352
D. Edwards	0	__	7,433	210,513
R. Barnhart	11,100	106,753	11,531	301,478
G. Milzcik	398,500	7,904,202	77,967	2,263,611
________

[1]	Amount reflects the difference between the exercise price of the option and the market value at the time of exercise.

[2]	Amount reflects the market value of the stock on the day the stock vested.

Pension Benefits

The following table sets forth pension or other benefits providing for payment at, following, or in connection with retirement granted or accrued to the Company's NEOs in 2013:

Pension Benefits Table

Name and Principal Position	Plan Name	Number of Years of Credited Service (12/31/2013)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year

Patrick J. Dempsey President and Chief Executive Officer	Qualified	13.167	$387,156	$—
	RBEP	13.167	N/A	$—
	MSSORP	13.167	1,363,766	$—
	SERP	13.167	N/A	$—
Christopher J. Stephens, Jr. Senior Vice President, Finance and Chief Financial Officer	Qualified	4.917	$141,773	$—
	RBEP	4.917	N/A	$—
	MSSORP	4.917	N/A	$—
	SERP	4.917	N/A	$—
Claudia S. Toussaint Senior Vice President, General Counsel and Secretary	Qualified	3.333	$108,341	$—
	RBEP	3.333	58,221	$—
	MSSORP	3.333	N/A	$—
	SERP	3.333	N/A	$—
Dawn N. Edwards Senior Vice President, Human Resources	Qualified	15.250	$341,982	$—
	RBEP	15.250	N/A	$—
	MSSORP	15.250	N/A	$—
	SERP	15.250	N/A	$—
Richard R. Barnhart Senior Vice President, Barnes Group Inc. and President, Barnes Aerospace	Qualified	8.667	$324,101	$—
	RBEP	8.667	36,774	$—
	MSSORP	8.667	N/A	$—
	SERP	8.667	N/A	$—
Gregory F. Milzcik Former President and Chief Executive Officer	Qualified	13.833	$459,627	$—
	RBEP	13.833	1,099,547	$—
	MSSORP	13.833	N/A	$—
	SERP	13.833	N/A	$—
________

[1]
All assumptions are as detailed in the notes to the consolidated financial statements for the fiscal year ended December 31, 2013, including a discount rate of 5.20% with the exception of the following:

•	Retirement age for all plans is assumed to be the later of unreduced retirement age, as defined by each plan, or age as of December 31, 2013.

•	No pre-retirement mortality, disability, or termination is assumed.

[2]
Consistent with financial disclosure calculations, it is assumed that the form of payment is a life annuity for the Qualified Plan, the RBEP and the SERP. It is assumed that the form of payment is a 50% Joint and Survivor annuity for the MSSORP for married participants.

[3]	The 2013 qualified plan compensation limit of $255,000 has been incorporated.

[4]
The terms of the RBEP plan document, as amended and restated effective February 8, 2010, the terms of the MSSORP plan document, as amended and restated effective January 1, 2009, and the terms of the SERP plan document, as restated effective February 8, 2010 and as amended and restated effective April 1, 2012, have been reflected in the December 31, 2013 SEC disclosure tables. Subsequent amendments as of December 30, 2009 to the MSSORP plan document are likewise reflected in the December 31, 2013 SEC disclosure tables.

[5]	Internal Revenue Code Section 415 limits are not reflected for these calculations. Note that the limits would only affect the distribution of amounts between the qualified and non-qualified plans.

Discussion Concerning Pension Benefits Table

We provide benefits to our NEOs under the following four pension plans:

•	Salaried Retirement Income Plan (Qualified Plan);

•	Supplemental Executive Retirement Plan (SERP);

•	Retirement Benefit Equalization Plan (RBEP); and

•	Modified Supplemental Senior Officer Retirement Plan (MSSORP).

The Qualified Plan is a broad-based tax-qualified defined benefit pension plan. The SERP, the RBEP and the MSSORP are non-tax-qualified supplemental executive retirement plans that provide more generous benefits than are available under the Qualified Plan to certain designated employees and senior level officers, including certain of our NEOs as described below.

Salaried Retirement Income Plan

The Qualified Plan is a defined benefit pension plan designed to provide income after retirement to eligible employees and their beneficiaries. All NEOs participate in the Qualified Plan.

Under the Qualified Plan, each eligible employee receives credit for benefit accrual and vesting purposes equal to the number of full months elapsed from the date the employee becomes a participant until the date the participant is no longer employed by the Company. The formula for benefit purposes ranges from 0.5% to 2.5% of a participant's highest five consecutive years of covered compensation (which generally includes base salary). A participant is 100% vested after five years of service. Benefits are generally structured to be paid upon retirement.

The normal retirement date under the Qualified Plan is the first day of the month following (1) a participant's 65th birthday or (2) if hired after age 60, the month the participant achieves five years of service. Participants are eligible for early retirement if they have completed 10 years of vesting service and have reached age 55. A participant whose employment terminates before he or she is eligible to retire on account of normal or early retirement but who has otherwise met the vesting requirements of the Qualified Plan is entitled to a deferred vested retirement benefit.

In 2006, the benefit formula for calculating benefits under the Qualified Plan was changed for credited service earned on and after January 1, 2007. The following table shows the calculation of the basic retirement benefit for credited service earned as of December 31, 2006 under the prior formula, and for credited service earned on and after January 1, 2007:

	Benefit Accrual Rate
	For Credited Service Earned as of 12/31/2006	For Credited Service Earned on and after 1/1/2007
Final Average Earnings up to Covered Compensation times Credited Service up to 25 years times	1.85%	1.5%
Plus
Final Average Earnings above Covered Compensation times Credited Service up to 25 years times	2.45%	2.0%
Plus
Final Average Earnings times Credited Service over 25 years times	0.5%	0.5%

“Final Average Earnings” is the average of a participant's highest 5 consecutive years' compensation within the 10 years before retirement or termination of employment with the Company. Compensation includes all earnings paid to the participant as reported to the IRS on the participant's Form W-2, but excludes overtime pay, bonuses, director's fees, reimbursed expenses and any other additional form of earnings, including contributions made to or under any other form of benefit plan (e.g., a 401(k) or profit sharing plan). The 2013 qualified plan compensation limit is $255,000.

“Covered Compensation” is the average annual earnings used to calculate a participant's Social Security benefit. Covered Compensation is based on the year in which a participant reaches his or her Social Security retirement age. It assumes that the participant will earn the maximum amount taxable by Social Security up to that time. Covered Compensation for a participant who reached age 65 and retired in 2013 was $69,000.

“Credited Service” is the total time a participant spends working at the Company that counts toward his or her pension benefit. Credited Service most often is the number of months the participant works for the Company.

The basic retirement benefit is reduced by the monthly amount of income payable to the participant attributable to employer contributions under any other tax-qualified defined benefit pension plan under which the participant receives credit for service which also constitutes credited service under the Qualified Plan.

The normal retirement benefit of a participant will be his or her basic retirement benefit as determined above multiplied by 100% (minus any percentage attributable to the cost of a pre-retirement survivor annuity, if applicable) and multiplied by (a) the actuarial equivalent factor of the normal form of benefit for the participant or (b) the actuarial equivalent factor of any optional form of retirement benefit provided for under the Qualified Plan that the participant elects to receive instead of the normal form. Optional forms of benefit include Contingent Annuity of 25%, 50%, 75% or 100%, 120 Months Certain and Life Option, Level Income Option, and Level Income and Contingent Annuity Option. As noted above, all NEOs participate in the Qualified Plan. The Qualified Plan was closed to employees hired on or after January 1, 2013, with no impact to the benefits of existing participants. Certain salaried employees hired on or after January 1, 2013 will receive an annual retirement contribution of 4% of eligible earnings through the Barnes Group Inc. Retirement Savings Plan.

Supplemental Executive Retirement Plan

The SERP provides supplemental pension benefits to select employees and certain officers of the Company.  Participants must have both attained age 55 and completed 10 years of credited service to be vested in the SERP. The SERP was amended to terminate participation for all individuals who are not receiving benefits under the SERP or vested thereunder as of April 1, 2012. None of our NEOs were retirement eligible as of April 1, 2012 and therefore none of them will receive SERP benefits upon retirement.

The benefit payable under the SERP is a monthly supplemental annuity equal to (a) minus (b), where:

(a)
equals the sum of: (i) the monthly retirement income payable to the participant if he or she elected a straight life annuity under the Qualified Plan, and (ii) if the participant is also a participant in the MSSORP, the monthly retirement income payable to the participant if he or she elected a straight life annuity under the MSSORP; or if the participant is also a participant in the RBEP, the monthly retirement income payable to the participant if he or she elected a straight life annuity under the RBEP; and

(b)
equals the sum of: (i) the monthly pension benefits to which the participant is entitled pursuant to the Qualified Plan were he or she to elect the 50% contingent pensioner form of annuity, naming such spouse or former spouse as contingent pensioner, and irrespective of whether or not the participant in fact elects the 50% contingent pensioner form of annuity under the Qualified Plan, and (ii) if the participant is also a participant in the MSSORP or RBEP, the monthly pension benefits to which the participant is entitled pursuant to the MSSORP or RBEP, as applicable, were he or she to elect the 50% contingent pensioner form of annuity, naming such spouse or former spouse as contingent pensioner, and irrespective of whether or not the participant in fact elects the 50% contingent pensioner form of annuity under the MSSORP or RBEP.

The SERP takes into account base salary for purposes of determining the benefits accrued under the plan. For purposes of the SERP, a contingent pensioner is a person who will receive annuity payments under the Qualified Plan after the death of the applicable participant.

Retirement Benefit Equalization Plan

The RBEP provides supplemental benefits for participants in the Qualified Plan whose benefits are limited by statute or the Internal Revenue Code. For example, the Internal Revenue Code Section 415 limit (i.e. the annual contribution limit to a defined contribution plan ($51,000 through December 31, 2013) and the annual benefits payable from defined benefit plans ($205,000 through December 31, 2013)) and the Internal Revenue Code Section 401(a)(17) limit (i.e., earnings taken into account for tax-qualified plan purposes ($255,000 through December 31, 2013)). All NEOs are eligible to participate in the RBEP. Generally, the RBEP is structured to pay the participants the difference between the benefits paid under the Qualified Plan and what the participant would have received but for the statutory limitations described in the Qualified Plan. The RBEP takes into account base salary for purposes of determining the benefits accrued under the plan. All NEOs participate in the RBEP. The defined benefit RBEP was closed to new participants effective December 31, 2012, with no impact to the benefits of existing participants, and replaced with the defined contribution RBEP effective January 1, 2013.

Modified Supplemental Senior Officer Retirement Plan

The MSSORP provides supplemental retirement benefits to selected employees of the Company including Mr. Dempsey. Mr. Milzcik was also a participant in the MSSORP, but did not meet the age and service requirements and forfeited his benefits upon his retirement and resignation. The MSSORP was closed to new participants on December 31, 2008 and replaced by the 2009 Deferred Compensation Plan.

The MSSORP provides certain early or normal retirement benefits to participants as follows. The normal retirement benefits under the MSSORP are equal to (a) minus the sum of (b), (c) and (d), where:

(a)	equals 55% of the participant's final average compensation multiplied by the ratio (not to exceed 1.0) of his or her credited service to 15;

(b)	equals the participant's Qualified Plan benefit;

(c)	equals the participant's Social Security benefit; and

(d)	equals the participant's prior employer benefit.

The early retirement benefits under the MSSORP are equal to (a) minus the sum of (b), (c) and (d), where:

(a)
equals 55% of the participant's final average compensation (which generally includes base salary and annual incentive compensation) multiplied by the ratio (not to exceed 1.0) of his or her credited service to the greater of 15 years or the credited service the participant would have completed had credited service continued to age 62 multiplied by a percentage factor (less than 100%) based on the participant's age at the time that benefits commence;

(b)	equals the participant's Qualified Plan benefit as of such date;

(c)	equals the participant's Social Security benefit; and

(d)	equals the participant's prior employer benefit multiplied by the same percentage factor based on the participant's age used in the calculation of (a).

The MSSORP is structured to cover any gaps of coverage under the Qualified Plan, SERP and RBEP up to 55% of a participant's final average compensation. This is because when an individual becomes eligible for the MSSORP, a portion of the benefits are based on amounts earned and vested under the Qualified Plan, SERP and RBEP, which all vest prior to the MSSORP benefits.

“Final average compensation” has the same meaning as Final Average Earnings under the Qualified Plan except that “final average compensation” is not subject to the IRS qualified plan compensation limits. In addition, “final average compensation” includes annual cash incentive awards. The “Qualified Plan benefit” is the annual pension benefit payable as a single life annuity upon the participant's actual retirement date, excluding any portion of such annual pension benefit attributable to any period after, or any compensation earned after, the participant has a “separation from service” within the meaning of Internal Revenue Code Section 409A. “Social Security benefit” means the participant's annual Social Security benefit. “Prior employer benefit” means any benefit paid or payable by any prior employer of the participant.

For participants who had attained age 55 as of January 1, 2009, distributions are made in the form of an annuity. For participants who had not attained age 55 as of January 1, 2009 (currently, all NEOs that participate in the plan), distributions generally are made in 5 installments over a 4-year period following retirement; provided, however, that if the participant terminates employment before attaining age 55, the participant is instead entitled to benefits under the RBEP.

Nonqualified Deferred Compensation

The following table sets forth information with regard to defined contribution or other plans that provide for the deferral of compensation on a basis that is not tax qualified by the Company's NEOs in 2013:

Nonqualified Deferred Compensation Table for 2013

Name	Aggregate Beginning Balance in Last Fiscal Year	Executive Contributions in Last Fiscal Year	Registrant Contributions in Last Fiscal Year	Aggregate Earnings in Last Fiscal Year	Aggregate Withdrawals / Distributions	Aggregate Balance at Last Fiscal Year-End
Patrick J. Dempsey President and Chief Executive Officer	$—	$—	$—	$—	$—	$—

Christopher J. Stephens, Jr. Senior Vice President, Finance and Chief Financial Officer	408,505	—	87,795	61,132	—	557,432

Claudia S. Toussaint Senior Vice President, General Counsel and Secretary	—	—	—	—	—	—

Dawn N. Edwards Senior Vice President, Human Resources	184,444	—	37,917	36,396	—	258,757

Richard R. Barnhart Senior Vice President, Barnes Group Inc., and President, Barnes Aerospace	—	—	—	—	—	—

Gregory F. Milzcik Former President and Chief Executive Officer	—	—	—	—	—	—

_______

The Barnes Group 2009 Deferred Compensation Plan (DC Plan) was authorized by the Board in July 2009 effective September 1, 2009. Officers of the Company who were elected or appointed on or after January 1, 2009 until April 1, 2012 when the DC Plan was closed to any new or rehired otherwise eligible executive, were eligible to participate in the DC Plan at the Board's discretion. The DC Plan replaced the MSSORP which was closed to new participants as of December 31, 2008. Mr. Stephens and Ms. Edwards are the only NEOs that participate in the DC Plan.

There are no participant contributions to the DC Plan; rather, for each DC Plan participant, the Company credits an annual hypothetical contribution equal to 20% of the compensation above the Internal Revenue Code Section 401(a)(17) limit (i.e., earnings taken into account for tax-qualified plan purposes, currently $255,000) or such other amount determined by the Compensation Committee. The hypothetical contributions credited are adjusted according to the performance of investment options provided under the DC Plan. Each participant in the DC Plan determines from the investment options available how his or her fund will be invested. The DC Plan provides most of the same investment options as the Barnes Group Inc. Retirement Savings Plan. Subject to the Company's amendment and termination rights and other DC Plan and trust provisions, participants generally vest upon attaining the age of 55 and 10 years of service; provided that the Board may reduce the required years of service to five years for any given participant; and provided further that, for death and defined disabilities, vesting occurs if a participant is at least 55 with five years of service. Distributions under the DC Plan generally are made in five installments over a four-year period. If, at separation from service or death, a participant has satisfied the age and service conditions for the payment of a benefit under the DC Plan, a benefit under the RBEP will not be paid to the participant.

As of December 31, 2013 if Mr. Stephens was not a participant in the DC Plan, the present value of his accumulated benefit under the RBEP would be $113,601. As of December 31, 2013 if Ms. Edwards was not a participant in the DC Plan, the present value of her accumulated benefit under the RBEP would be $51,865. The amount that the Company contributes under the DC Plan is also included in the "All Other Compensation" column of the Summary Compensation Table for Mr. Stephens and Ms. Edwards.

Termination Provisions of Employment and Severance Arrangements

The Company has entered into certain agreements and maintains certain plans that will require the Company to provide compensation to the NEOs in the event of a termination of employment or a change in control of the Company. The key provisions of those arrangements are described below, and then the values of potential payments that would be due if termination of employment or a change in control occurred on December 31, 2013 are set forth in the tables following the description. Following these tables is a summary of the benefits that Mr. Milzcik received in connection with his retirement on May 3, 2013.

Severance Agreement

All of our NEOs are eligible for certain severance benefits in connection with a change in control or a separation from service following a change in control under the terms of a severance agreement. Generally, our severance agreements are based on the same form agreement. The term of each severance agreement is one year with an automatic annual extension commencing on each January 1, unless the Company or the NEO provides written notice not later than September 30 of the preceding year of a determination not to extend the severance agreement. However, if a change in control occurs during the term of the severance agreement, the term will expire no earlier than 24 months after the month in which the change in control occurs. The Compensation Committee believes that the Company's severance agreements for its NEOs help assure that the NEOs will act in the best interest of the stockholders in any proposed merger or acquisition transaction, even if they might face possible termination of employment as a result of such a transaction.

The severance agreements provide, among other things, that upon the occurrence of a change in control, NEOs are entitled to a cash payment equal to a prorated target annual bonus for the year in which the change in control occurs which will be credited against any annual bonus or incentive award that each NEO is otherwise entitled to receive with respect to such year. Also, upon the occurrence of a change in control, each NEO will become fully vested in all options and other stock-based awards granted up through the 2010 fiscal year.

In addition, if, following a change in control and during the applicable term of the severance agreement, an NEO's employment is involuntarily terminated other than for cause or if the NEO voluntarily terminates employment for good reason, then each NEO is entitled to certain severance payments and benefits conditioned upon executing a release. These payments and benefits generally consist of the following:

•
An amount equal to two times the most recent base salary and two times the highest of (i) the annualized average bonus for up to three years prior (or such annualized year if applicable) to the (a) separation from service; or (b) change in control; or (ii) the target bonus for the year in which the separation from service occurs;

•	Cash payment equal to a prorated target bonus for the year in which the separation from service occurs (less any pro rata bonus previously paid for the same period);

•
Twenty-four months of additional age credit, benefit accruals and vesting credit under the Company's non-qualified and qualified retirement plans, with the resulting benefits payable either at the times provided by such plans or in an actuarially equivalent lump sum on March 1 of the year following the year in which the date of termination occurs;

•	Twenty-four months of continued financial planning assistance at the Company's expense;

•
Twenty-four months continued participation in any welfare plans of the Company (including medical, dental, death, disability, and the Company's SEELIP, if applicable) in which the NEO was participating at the time of termination of employment or change in control; and

•	An additional payment each month during the 24 month period to gross-up the NEO for all taxes due on the medical and dental benefits payable under the severance agreement.

For purposes of the severance agreements, “good reason” generally includes a termination by an NEO, subject to an applicable cure period, for: (i) the assignment of any duties materially inconsistent with the NEO's status as an executive officer or a material adverse alteration in the nature or status of the NEO's responsibilities from such responsibilities in effect prior to the change in control, (ii) a reduction in the annual base salary of more than 5% or $20,000, (iii) greater than a 50-mile change in the location of Company executive offices, and (iv) the failure to follow procedures in the event of a termination for “cause.”

If, during the term of the severance agreement following a change in control, the Company disputes that an NEO's employment has been involuntarily terminated other than for cause or that the NEO terminated employment for good reason, the Company may be obligated under the severance agreement to continue to pay the executive salary, bonus, benefits and perquisites as described above for the balance of the term of the severance agreement, in addition to the payments and benefits described above.

If an NEO becomes entitled to health, welfare, pension and other benefits of the same type as referred to above during the 24-month period following employment termination, the Company will stop providing these benefits and the NEO may be obligated to repay a portion of any benefits that were previously paid as described above in a lump sum.

The severance agreement also provides that, if any payment or benefit would be subject to the excise tax imposed under Section 4999 of the Internal Revenue Code, the severance payments and benefits to the executive will be reduced if and to the extent that reducing the payments and benefits would result in the executive retaining a larger amount, on an after-tax basis, than if he or she received the entire amount of such payments and benefits and paid the applicable excise tax (i.e. the Company does not provide a tax gross-up for any excise taxes as a result of change in control benefits).

The severance (change in control) agreement supersedes any other agreements and plans that apply in the event that the executive's employment with us is terminated following a change in control without cause or by the executive for good reason. The superseded agreements include the Barnes Group Inc. Executive Separation Pay Plan described below.

Barnes Group Inc. Executive Separation Pay Plan

During 2013, Messrs. Dempsey, Stephens and Barnhart and Mses. Toussaint and Edwards were each covered by the Executive Separation Pay Plan. The Executive Separation Pay Plan provides for severance payments and benefits to an eligible executive who experiences an involuntary separation from service without cause provided that, after December 31, 2008, such separation is not covered by a severance agreement. No payments or benefits are made to an executive whose employment is terminated due to misconduct of any type, including, but not limited to, violation of Company rules or policies or any activity which results in conviction of a felony or if the employment termination is a result of the sale of a business unit of the Company and the employee is offered employment by the purchaser within 30 days after the closing of the sale, in a comparable position and for substantially equivalent compensation and benefits as before the sale.

Under the Executive Separation Pay Plan, a terminated eligible NEO is entitled to minimum severance of one month's base salary or the amount of accrued vacation pay, whichever is greater. In order to receive the higher severance benefit of 12 months' salary continuation plus accrued vacation pay, the eligible NEO must execute a release of claims acceptable to us. The salary portion is to be paid on regular payroll dates but payments may be delayed until six months after separation from service if necessary to comply with Internal Revenue Code Section 409A. The vacation pay portion is to be paid in a lump sum. During the severance period, benefits will continue to be provided pursuant to medical, dental, flexible benefit and premium payments and benefits under the SEELIP, ELIP or EGTLIP will be continued for NEOs.

Retirement Plans

The amount and form of pension benefits that would be paid upon a qualifying retirement under our Qualified Plan, the SERP, the RBEP and the MSSORP are disclosed in the Pension Table above and the accompanying discussion. Any additional retirement benefits that would be payable in the event of termination of employment or a change in control are shown in the “Potential Payments Upon Termination or Change in Control” tables below.

Stock Options

The following is a discussion of the standard terms of stock options with respect to various types of termination of employment and in the event of a change in control, although these terms do vary by agreement and by person.

If the holder's employment terminates other than by reason of death, disability or retirement or for cause, (i) the portion of the stock options that are exercisable as of the termination date will terminate; provided, however, if the employee is terminated by the Company without cause, the stock options that were exercisable as of the termination date will remain exercisable for one year from the date of termination and (ii) the portion of the stock options that have not become exercisable will be forfeited. If the holder's employment terminates due to death or disability, the portion of the stock options that are not exercisable will immediately become exercisable and the stock options will be exercisable for a year after the termination date. If the holder's employment terminates by reason of retirement at the age of 62 or later with a minimum of five years of service, the portion of the stock options that are not yet exercisable on the retirement date will continue to become exercisable for up to one year after the retirement date so long as the holder executes a covenant not to compete, and up to five years if the holder also executes a release of claims. If the holder's employment is terminated for cause, all outstanding stock options will terminate. Upon a change in control, all stock options granted through 2013 will vest.

Restricted Stock Unit Awards

The following is a discussion of the standard terms of RSUs with respect to various types of termination of employment and in the event of a change in control, although these terms do vary by agreement and by person.

If the holder's employment terminates, other than due to death or disability or retirement, the unvested portion of the award terminates. If the holder's employment is terminated due to death or disability, the unvested portion of the award vests in full. For RSUs granted prior to 2011, if the holder's employment terminates by reason of retirement, the unvested portion of the award may continue to vest if the holder executes a covenant not to compete and release of claims. For RSUs granted in 2011 or later, if the holder's employment terminates by reason of retirement (so long as there is no cause), and if at least two years have passed since the grant date, then the portion of any RSUs that did not become non-forfeitable before the date of separation from service by retirement will become non-forfeitable on that date. If the holder's employment is terminated for cause, the unvested portion of the award terminates. If there is a change in control, any unvested RSUs granted through 2010 will accelerate and become vested. For any grants made in 2011 or later, if termination occurs within two years of the change in control and, in addition, there is a termination by the Company without cause, termination by the employee with good reason,or termination on account of death, disability or retirement, then any unvested RSUs will become vested.

Performance Share Awards

The following is a discussion of the standard terms of Relative Measure PSA awards with respect to the various types of termination of employment and in the event of a change in control, although these terms may vary by agreement and by person.

If a holder's employment terminates due to death or disability before the completion of a three-year performance cycle, a prorated payout will be made at the target level as soon as administratively feasible. In the event of involuntary termination not for cause, for grants made during 2011, a prorated number of shares earned on the basis of plan performance will be made at the end of the three-year cycle. In the event of involuntary termination not for cause, for grants made in 2012 or later, a prorated number of shares earned on the basis of plan performance will be made at the end of the three-year cycle only if at least one-year of employment has occurred from the grant date until the termination date. If a holder's employment terminates for any other reason, then all Relative Measure PSAs not earned as of the termination date terminate.

If there is a change in control during the three year performance cycle, vesting of Relative Measure PSAs based on actual performance will occur for full years that have been completed. Payout will be at target for any remaining period. Payout in advance of the normally scheduled interval would be accelerated after a change in control only if a loss of employment not for cause or good reason termination occurred subsequent to the change in control.

Annual Incentive Plans

Participants in the PLBP for any year whose employment is involuntarily terminated by the Company other than for cause on or after November 1 and before awards are paid for such year are eligible to receive prorated awards for such year based on actual performance, as are participants who retire, die or become permanently disabled before awards are paid for such year. A participant whose employment terminates for any other reason before awards are paid for a year is not eligible to receive an award. The MICP is structured on the same terms and conditions as set forth in the PLBP.

Potential Payments Upon Termination or Change in Control1

The amount of compensation payable to each NEO if termination of employment or a change in control occurs, assuming a December 31, 2013 triggering event, is listed in the table below.

P. Dempsey	Voluntary Termination($) [7]	For Cause Termination($) [8]	Without Cause/Good Reason Termination($) [9]	Death($) [10]	Disability($) [10,11]	Change in Control($)[12]	Change in Control With Termination($) [12]	Retirement($) [13]
Cash Compensation/Severance	__	__	$1,631,567	$881,567	$881,567	__	$2,446,661	__
Additional Retirement Benefits [2]	__	__	__	__	__	__	$261,291	__
Continuation of Other Benefits [3]	__	__	$129,452	__	__	__	$258,905	__
Stock Options [4]	__	__	__	$717,901	$717,901	__	$717,901	__
Restricted Stock Units [5]	__	__	__	$1,668,094	$1,668,094	$501,095	$1,668,094	__
Performance Share Awards [6]	__	__	$527,401	$990,952	$990,952		$2,068,740	__
TOTAL	$__	$__	$2,288,420	$4,258,514	$4,258,514	$501,095	$7,421,592	$__

C. Stephens, Jr.	Voluntary Termination($) [7]	For Cause Termination($) [8]	Without Cause/Good Reason Termination($) [9]	Death($) [10]	Disability($) [10,11]	Change in Control($)[12]	Change in Control With Termination($) [12]	Retirement($) [13]
Cash Compensation/Severance	__	__	$843,238	$382,238	$382,238	__	$1,910,394	__
Additional Retirement Benefits [2]	__	__	__	__	__	__	$84,666	__
Continuation of Other Benefits [3]	__	__	$88,578	__	__	__	$177,155	__
Stock Options [4]	__	__	__	$445,189	$445,189	__	$445,189	__
Restricted Stock Units [5]	__	__	__	$2,145,130	$2,145,130	__	$2,145,130	__
Performance Share Awards [6]	__	__	$593,805	$772,585	$772,585	__	$1,287,216	__
TOTAL	$__	$__	$1,525,621	$3,745,142	$3,745,142	$__	$6,049,750	$__

C. Toussaint	Voluntary Termination($) [7]	For Cause Termination($) [8]	Without Cause/Good Reason Termination($) [9]	Death($) [10]	Disability($) [10,11]	Change in Control($)[12]	Change in Control With Termination($) [12]	Retirement($) [13]
Cash Compensation/Severance	__	__	$681,032	$291,032	$291,032	__	$1,667,757	__
Additional Retirement Benefits [2]	__	__	__	__	__	__	$73,754	__
Continuation of Other Benefits [3]	__	__	$23,474	__	__	__	$46,949	__
Stock Options [4]	__	__	__	$198,919	$198,919	__	$198,919	__
Restricted Stock Units [5]	__	__	__	$1,445,551	$1,445,551	__	$1,445,551	__
Performance Share Awards [6]	__	__	$171,629	$272,512	$272,512	__	$586,143	__
TOTAL	$__	$__	$876,135	$2,208,014	$2,208,014	$__	$4,019,073	$__

D. Edwards	Voluntary Termination($) [7]	For Cause Termination($) [8]	Without Cause/Good Reason Termination($) [9]	Death($) [10]	Disability($) [10,11]	Change in Control($)[12]	Change in Control With Termination($) [12]	Retirement($) [13]
Cash Compensation/Severance	__	__	$516,886	$220,886	$220,886	__	$1,183,121	__
Additional Retirement Benefits [2]	__	__	__	__	__	__	$48,633	__
Continuation of Other Benefits [3]	__	__	$49,148	__	__	__	$98,296	__
Stock Options [4]	__	__	__	$232,603	$232,603	__	$232,603	__
Restricted Stock Units [5]	__	__	__	$638,321	$638,321	__	$638,321	__
Performance Share Awards [6]	__	__	$326,912	$411,194	$411,194	__	$651,270	__
TOTAL	$__	$__	$892,946	$1,503,004	$1,503,004	$__	$2,852,244	$__

R. Barnhart	Voluntary Termination($) [7]	For Cause Termination($) [8]	Without Cause/Good Reason Termination($) [9]	Death($) [10]	Disability($) [10,11]	Change in Control($)[12]	Change in Control With Termination($) [12]	Retirement($) [13]
Cash Compensation/Severance	__	__	$375,000	__	__	__	$881,141	__
Additional Retirement Benefits [2]	__	__	__	__	__	__	$123,438	__
Continuation of Other Benefits [3]	__	__	$23,296	__	__	__	$46,592	__
Stock Options [4]	__	__	__	$41,689	$41,689	__	$41,689	__
Restricted Stock Units [5]	__	__	__	$530,057	$530,057	$59,955	$530,057	__
Performance Share Awards [6]	__	__	$37,416	$65,446	$65,446	__	$140,215	__
TOTAL	$__	$__	$435,712	$637,192	$637,192	$59,955	$1,763,132	$__

________

[1]
Value of equity awards vesting upon a change in control, death or disability are equal to the grant's intrinsic value as of December 31, 2013 based on the closing market price of $38.31. Equity awards and non-equity incentive plan compensation that were fully vested by their terms as of December 31, 2013 are not included in the numbers shown above. For information on any outstanding fully-vested awards, see the “Outstanding Equity Awards at Fiscal Year End” table.

[2]
The value of these benefits is based upon provisions of the change in control severance agreements with our NEOs whereby the executives are entitled to the value of additional retirement benefits that would have been earned had they continued employment for two additional years after employment termination.

[3]
The value of these benefits is based upon the Executive Separation Pay Plan and the change in control severance agreements with our NEOs whereby the executives are entitled to continued participation in the Company's welfare and fringe benefit plans for 12 or 24 months upon covered terminations of employment, and continuation of premium payments and benefits under the Senior Executive Enhanced Life Insurance Program. Although continued participation may cease to the extent the NEO subsequently has coverage elsewhere, the numbers set forth in the table above reflect an estimate of coverage for the maximum applicable time period.

[4]
Amounts reflect the difference between the exercise price of the option and the closing market price of $38.31 as of December 31, 2013. Options with a strike price greater than $38.31 are shown as $0. Equity awards that were fully vested by their terms as of December 31, 2013 are not included in the numbers shown above. For information on any outstanding fully-vested awards, see the “Outstanding Equity Awards at Fiscal Year End" table.

[5]
Amounts reflect the market value of the shares underlying the awards as of December 31, 2013 at the closing market price of $38.31 and do not include any value for that portion of the award with respect to which the participants accrued a vested interest by or on December 31, 2013. For Messrs. Dempsey and Barnhart, the amount includes a payment upon a Change in Control for the RSU awarded in 2009 and 2010, respectively. For information on any outstanding fully-vested awards, see the “Outstanding Equity Awards at Fiscal Year End” table.

[6]
Amounts reflect the market value of the shares underlying the awards as of December 31, 2013 at the closing market price of $38.31 and assume target level performance and do not include any value for that portion of the award with respect to which the participants accrued a vested interest by or on December 31, 2013. No value is included in the Change in Control column because performance is unknown at December 31, 2013.

[7]
Relative to the Cash Compensation/Severance row of the table, no additional payment is due under the Annual Incentive Plans; participants must be employed on the date of payment to receive an award; so no award is payable.

[8]
Relative to the Cash Compensation/Severance row of the table, the Executive Separation Pay Plan stipulates no separation benefits are due if the executive is terminated for misconduct. Under the Annual Incentive Plans, the officer generally must be employed on the date of payment to receive an award. A retirement-eligible officer also gets no bonus under the Annual Incentive Plans if terminated for Cause.

[9]
The amount in the Cash Compensation/Severance row of the table equals one year's salary and includes a pro-rated award under the Annual Incentive Plans for all executives. Under the Annual Incentive Plans, an executive terminated other than for cause after October 31, 2013 is entitled to a pro-rated award. The amounts shown in the table assume performance at target levels for 2013 and future years.

[10]
Relative to the Cash Compensation/Severance row of the table, no additional salary is due upon death or disability. But, under the Annual Incentive Plans, the participant would be entitled to a pro-rated award for a death or disability on December 31, 2013. Participants' beneficiaries would also be entitled to life insurance benefits as well as certain pension plan death benefits not shown on this table. Equity awards (other than performance shares) vest at date of death. No incremental value is shown for death because the table assumes death occurred on the last day of the year; the awards would then have already been earned.

[11]
Participants would be able to receive short-term disability and long-term disability payments available to all salaried employees which amounts are not shown in the table above. Participants would also accrue service under some of the pension plans during a period of disability. Equity awards (other than performance shares) vest upon the occurrence of a qualifying disability event. No incremental value is shown for disability because the table assumes disability occurred on the last day of the year; the awards would then have already been earned.

[12]
Executives are entitled to a pro-rated target bonus upon a change in control. This is netted against the amount paid for termination following a change in control when such termination occurs in the same year. The table reflects a December 31, 2013 event. Since a portion of the 2013 bonus is earned as of December 31, 2013, the Cash Compensation/Severance row includes the excess (if any) of the full-year target bonus over the amount actually awarded for the year. Pro-rated bonus is based on target for all NEOs. Agreements separately provide for a bonus component of the severance benefit. For all NEOs, this is based on 3-year average bonus for post-change in control termination, rather than the target bonus if this is more favorable. The severance benefits shown for Messrs. Dempsey, Stephens, Barnhart and Ms. Edwards for a post-change in control termination have been reduced by $998,124, $327,354, $297,325 and $203,287, respectively, to the largest after-tax payment.

[13]
Equity awards only allow for retirement treatment if an executive retires at or after attaining age 62 with at least five years of service. No amounts are shown in this column as none of the NEOs was eligible to retire on December 31, 2013.

Transition and Resignation Agreement - Mr. Milzcik

In connection with the announcement by Mr. Milzcik of his decision to retire and resign from the position of President and Chief Executive Officer of the Company, Mr. Milzcik and the Company entered into a transition and resignation agreement (the “Agreement”) dated February 22, 2013, which, effective March 1, 2013, superseded and replaced the employment agreement between Mr. Milzcik and the Company dated October 19, 2006, as amended and restated December 31, 2008. Mr. Milzcik remained employed by the Company as Executive Vice Chairman, and continued to serve as a member of the Board until the Company's 2013 Annual Meeting of Stockholders on May 3, 2013 (the “Retirement Date”). While serving as Executive Vice Chairman, Mr. Milzcik continued to receive his current rate of base salary and participated in the Company benefit plans, but was not eligible to earn a 2013 cash bonus or receive any equity awards following March 1, 2013.

Mr. Milzcik's participation in the MSSORP program was not vested at the time of his retirement and any potential future benefits were canceled. In consideration of signing a release of claims in favor of the Company and its affiliates, his adherence to certain restrictive covenants, and complying with the terms of the Agreement, including the successful provision of transition services including with regard to the BDNA divestiture, Mr. Milzcik's outstanding equity awards were modified as follows:

•
Outstanding equity awards granted prior to January 1, 2013 became non-forfeitable on the Retirement Date, but there were no other changes such that awards will become exercisable, in the case of outstanding stock options, or will be paid, in the case of outstanding RSUs and Relative Measure PSAs, in accordance with the exercisability and payment schedules, respectively, set forth in the applicable award agreements.

•
Outstanding equity awards granted in February 2013 became non-forfeitable on the closing of the sale of the BDNA business. Except for the accelerated vesting described in the previous sentence, there were no other changes such that awards will become exercisable, in the case of outstanding stock options, or will be paid, in the case of outstanding RSUs and Relative Measure PSAs, in accordance with the exercisability and payment schedules, respectively, set forth in the applicable award agreements.

•	Outstanding stock options will remain exercisable until the earlier of (i) ten years from the date of grant, or (ii) five years from the Retirement Date.

A summary of Mr. Milzcik’s transition and resignation arrangements and a copy of the Agreement was filed in a Form 8-K with the SEC on February 27, 2013. See the Summary Compensation Table for more details regarding the amounts paid and payable to Mr. Milzcik in connection with the Agreement.

Director Compensation in 2013

The Corporate Governance Committee reviews and makes recommendations to the Board regarding the form and amount of compensation for non-employee directors. As part of its review, the Corporate Governance Committee periodically obtains competitive market data. The Company’s director compensation program is designed to attract and retain highly qualified directors and to reward the time, effort, expertise and accountability required of active Board membership. In general, the Corporate Governance Committee and the Board believe that annual compensation for non-employee directors should consist of both a cash component, designed to compensate members for their service on the Board and its Committees, and an equity component, designed to align the interests of directors and stockholders and, by vesting over time, to create an incentive for continued service on the Board.

The following table describes the components of our non-employee director compensation program for 2013:

Compensation Element		Description

Annual Retainer	•	$51,000
Annual Equity Retainer*	•	RSUs valued at approximately $81,000 that vest one year after grant date

Accelerated vesting in the event of a change in control, service terminates as a result of death or disability, or retirement before the 1st anniversary of the grant date and after attaining age 72 provided the director signs a covenant not to compete and release of claims

		Dividend equivalents equal to the dividend per share are paid on each RSU on each dividend payment date
Annual Chair Retainer	•	Audit Committee	$12,000
	•	Compensation Committee	$5,000
	•	Corporate Governance Committee	$5,000
	•	Finance Committee	$5,000
	•	Executive Committee	$2,500
		All annual retainers are paid quarterly, other than the Executive Committee Chair retainer, which is payable in full only at the first meeting in any year in which the Executive Committee meets
Board and Committee Meeting Fees	•	In-person	$1,500
	•	Telephonic	$1,000
Actions in Writing	•	None
Other Fees	•	Eligible to earn fees in similar amounts to meeting fees for:
		•	Serving on or chairing ad hoc or special committees of the Board
		•	Participating in specific Board projects, such as attending meetings with the Company's senior management and interviewing prospective director or senior officer candidates
Other Benefits	•	Business travel accident insurance
	•	Matching charitable gifts up to $4,000
	•	Life insurance and accidental death and dismemberment insurance (only grandfathered for directors who joined before January 1, 2012)
New Director Award (one-time grant)	•	RSUs valued at approximately $50,000 that vest three years after grant date
Non-Management Director Stock Ownership Requirements	•	Ownership of five times the annual cash retainer (see below for more details)
		Each of our non-management directors met this requirement as of December 31, 2013, with the exception of our newest director, Mr. Kramer, who joined the Board in December 2012

*	As reflected below, our Chairman, Mr. Barnes, who is an employee and non-management director, received the same RSU grant that the non-employee directors received in 2013.

Deferred Compensation

Under the Non-Employee Director Deferred Stock Plan, as amended and restated, each non-employee director who joined the Board before December 15, 2005 was granted at the time of joining the right to receive 12,000 shares of Common Stock when his or her membership on the Board terminates or, if sooner, when a change in control occurs. The plan also provides for the payment of dividend equivalents equal to one dividend per share for each dividend payment date. Only Messrs. Alden, Barnes, Benanav, and Bristow and Ms. Mangum are eligible for the Non-Employee Director Deferred Stock Plan. Mr. Barnes became a participant in the plan when it was initially adopted in 1987. He became an employee in 1993 and continues to participate in the plan. The Board froze the plan on December 15, 2005.

Under the Directors' Deferred Compensation Plan, as amended and restated, each non-employee director may defer all or a portion of his or her Board retainer and meeting fees, and/or the dividend equivalents paid under this plan. Directors may elect to credit such deferred compensation to a cash account, a phantom stock account, or a combination of the two.

Non-Management Director Stock Ownership Requirements

As reflected above, under our stock ownership requirements, each of our non-management directors is required to accumulate an ownership position in Company Common Stock equal in value to five times the annual cash retainer. Two-thirds of the value of unvested RSUs count toward achieving ownership requirements. Directors are required to retain all net after-tax proceeds from Company equity grants, including stock option exercises, until ownership levels are met. Once ownership levels are met, the requirement is converted to a fixed number of shares, subject to increases based on increases to the annual cash retainer.

Chairman of the Board Compensation

The Corporate Governance Committee periodically reviews the compensation of the Chairman of the Board. Since April 1, 2011 and continuing in 2013, Mr. Barnes received an annual base salary of $280,000. Below is a summary of his duties:

•	Performing his duties as Chairman of the Board
•	Working with the executive officers of the Company to develop relationships with possible strategic partners
•	Engaging in various operational corporate activities when requested
•	Chairing Barnes Group Foundation, Inc.
•	Maintaining an active role in community affairs in the Bristol and Hartford, Connecticut areas
•	Performing various other duties as a non-executive employee of the Company

Mr. Barnes does not report to any executive officer and is not compensated based on the Company's performance as are other executive officers. As noted in the above table, Mr. Barnes received the same RSU grant that the non-employee directors received on February 12, 2013.

Director Compensation Table

The following table sets forth the aggregate amounts of compensation information for the year ended December 31, 2013 for non-executive directors.

Name	Year	Fees Earned or Paid in Cash	Stock Awards[1]	Option Awards[2]	Changes in Pension Value and Nonqualified Deferred Compensation Earnings[3,4]	All Other Compensation[5]	Total
Thomas J. Albani	2013	$82,000	86,125	$—	$—	15,013	183,138
John W. Alden	2013	88,000	86,125	—	—	13,137	187,262
Thomas O. Barnes	2013	—	86,125	—	—	397,045	483,170
Gary G. Benanav	2013	97,000	86,125	—	2,355	4,317	189,797
William S. Bristow, Jr.	2013	72,000	86,125	—	—	317	158,442
George T. Carpenter	2013	33,911	86,125	—	—	317	120,353
Francis J. Kramer	2013	70,500	86,125	—	—	—	156,625
Mylle H. Mangum	2013	103,000	86,125	—	—	4,317	193,442
William J. Morgan	2013	101,500	86,125	—	—	2,317	189,942
Hassell H. McClellan	2013	85,500	86,125	—	—	317	171,942
________

[1]	Stock Awards represent the aggregate grant date fair value of RSUs granted to directors under the Barnes Group Inc. Stock and Incentive Award Plan.

[a]
Stock awards outstanding at December 31, 2013 were 15,553 for Messrs. Alden, Barnes, Benanav and Bristow and Ms. Mangum, 9,600 for Mr. Carpenter, 3,553 for Messrs. Albani, Morgan and McClellan, and 5,918 for Mr. Kramer.

[2]	There were no Option Awards outstanding at December 31, 2013 for any of the directors.

[3]
At December 31, 2013, the Change in Pension Value and Nonqualified Deferred Compensation Earnings for Mr. Barnes relates to the Qualified Plan, the RBEP, the SERP and the MSSORP. The change in the pension value for the Qualified Plan, RBEP, SERP and MSSORP was ($59,703), $84,084, ($107,447) and $24, respectively. Since the net change in Pension Value and Nonqualified Deferred Compensation Earnings for all of the plans nets to a negative amount, the net amount is excluded from the table.

[4]
Mr. Benanav participates in the Barnes Group Inc. Directors' Deferred Compensation Plan, as amended and restated. Interest is credited each quarter, on the amount of deferred director fees and dividends, based upon the rate of interest for prime commercial loans on the first business day of each quarter. Any preferential amount would be determined by calculating the difference between the actual interest credited to Mr. Benanav and the interest that would have been earned using 120% of a ten-year Treasury bill rate. During 2013, there was $2,355 of preferential interest earned and the aggregate balance of this deferred compensation at December 31, 2013 was $1,410,696.

[5]	The compensation represented by the amounts for 2013 set forth in the All Other Compensation column for the directors is detailed in the following table:

Name	Year	Taxes Paid on All Other Compensation[a]	Life Insurance Premium[b]	All Other Perquisites[c]	Salary[d]	Other[e]	Total
Thomas J. Albani	2013	$—	$—	$—	$—	$15,013	$15,013
John W. Alden	2013	—	—	—	—	13,137	13,137
Thomas O. Barnes	2013	39,467	58,681	4,000	280,000	14,897	397,045
Gary G. Benanav	2013	—	—	—	—	4,317	4,317
William S. Bristow, Jr.	2013	—	—	—	—	317	317
George T. Carpenter	2013	—	—	—	—	317	317
Francis J. Kramer	2013	—	—	—	—	—	—
Mylle H. Mangum	2013	—	—	—	—	4,317	4,317
William J. Morgan	2013	—	—	—	—	2,317	2,317
Hassell H. McClellan	2013	—	—	—	—	317	317
________

[a]	Taxes paid on All Other Compensation were based on the maximum tax rates of the director's jurisdiction.

[b]
At December 31, 2013, the aggregate balance included $40,548 of life insurance premiums paid on behalf of Mr. Barnes under the SEELIP and $18,133 of income related to a split dollar life insurance policy. The compensation associated with the split dollar life insurance agreement was calculated by determining Mr. Barnes's current share in the policy and multiplying that by an estimated term life insurance rate based upon certain factors such as the age of the insured and the amount of the policy.

[c]	Included in All Other Perquisites are payments made for financial planning services.

[d]	Mr. Barnes received an annual salary of $280,000 as an employee of the Company in 2013.

[e]
Included in Other are matching contributions made by the Company under the Barnes Group Inc. Retirement Savings Plan for Mr. Barnes, life and accidental death and dismemberment insurance premiums paid by the Company for the benefit of Messrs. Albani, Alden, Benanav, Bristow, Carpenter, McClellan and Morgan and Ms. Mangum; matching charitable contributions under the Barnes Group Foundation, Inc. matching gifts program for the benefit of Messrs. Albani, Alden, Barnes, Benanav and Morgan and Ms. Mangum; and spousal travel to Company events for Messrs. Albani, Alden and Barnes.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets forth information regarding securities authorized for issuance under the Company's equity compensation plans as of December 31, 2013.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders:
1991 Barnes Group Stock Incentive Plan (1991 Plan)	$5,850		$14.77		—
Barnes Group Inc. Stock and Incentive Award Plan (2004 Plan), As Amended	2,454,884	[1]	$20.67	[2]	1,541,914
Employee Stock Purchase Plan (ESPP)	—		—		321,225
Non-Employee Director Deferred Stock Plan, As Further Amended	69,600		—		—
Total	2,530,334		—		1,863,139
________

[1]
Included in this amount are 448,976 shares reserved for RSU awards, 336,816 shares reserved for Relative Measure PSAs assuming target performance, and 118,601 shares reserved for Relative Measure PSAs assuming above target performance.

[2]	Weighted-average exercise price excludes 944,393 shares for restricted stock awards with a zero exercise price.

RELATED PERSON TRANSACTIONS

Policies and Procedures for Related Person Transactions

We have a written policy regarding related person transactions. The policy covers all related person transactions or series of similar transactions. All related person transactions are to be in the best interests of the Company and its stockholders and, unless different terms are specifically approved or ratified by the Corporate Governance Committee, must be on terms that are no less favorable to us than would be obtained in a similar transaction with an unaffiliated third party under the same or similar circumstances. The Corporate Governance Committee may consider the following: (i) the extent of the related person's interest in the transaction; (ii) whether the transaction would create an actual or apparent conflict of interest; (iii) the availability of other sources or comparable products or services, if applicable; (iv) whether the item is generally available to substantially all employees, if applicable; (v) the benefit to the Company; and (vi) the aggregate value of the transaction. Our General Counsel is responsible for reviewing all related person transactions and taking all reasonable steps to ensure that all “material” related person transactions (those required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC) are presented to the Corporate Governance Committee for pre-approval or ratification in its discretion. Each director and executive officer is responsible for promptly notifying our General Counsel of any related person transaction in which such director or executive officer may be directly or indirectly involved as soon he or she becomes aware of a possible transaction.

For related person transactions that are not material, our General Counsel is to determine whether the transaction is in compliance with the policy. If a non-material related person transaction involves the General Counsel, the Chief Financial Officer assumes the responsibilities of the General Counsel with respect to the policy.

Transactions with Related Persons

In 1999, the Company entered into collateral assignment split dollar life insurance agreements (Agreements), which replaced similar agreements that had been entered into in 1985, with our current Chairman of the Board and his sister. The insured under the policies is the father of our current Chairman of the Board. The current beneficiaries under the policies are our current Chairman and his sister. The Agreements were originally entered into when our current Chairman’s father was the Company’s chief executive officer and chairman of the board, and such agreements were customary at the time. Both the Company and the insured chief executive officer expected the agreements to continue into the insured chief executive officer's retirement. Since 1985, the Company has paid an annual premium of $49,500 for each policy as required under the Agreements. Upon termination of the Agreements or death of the insured, the Company is entitled to the greater of the aggregate premiums paid or the cash value of the policies. As of December 31, 2013, the death benefit of each policy was $3,087,620, the aggregate premiums paid by the Company for each policy was $1,435,500, and the cash value of each policy was $1,811,532.

STOCK OWNERSHIP

Security Ownership of Certain Beneficial Owners

As of February 14, 2014, the individuals and institutions set forth below are the only persons known by us to be beneficial owners of more than 5% of the outstanding shares of Common Stock:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Common Stock

Bank of America Corporation and Affiliates[1] 100 N. Tryon Street Bank of America Corporate Center Charlotte, NC 28255	5,362,130	10.1%
BlackRock, Inc.[2] 40 East 52nd Street New York, NY 10022	4,510,320	8.6%
Mr. Thomas O. Barnes[3] 123 Main Street Bristol, CT 06010	3,172,757	5.9%
Vanguard Group Inc.[4] 100 Vanguard Boulevard Malvern, PA 19355	2,810,444	5.3%
Wellington Management Company, LLP[5] 280 Congress Street Boston, MA 02210	2,761,518	5.2%
Barnes Group Inc. Retirement Savings Plan[6] 123 Main Street Bristol, CT 06010	1,870,301	3.5%

________

[1]
This information is based on a Schedule 13G/A filed by Bank of America Corporation (BoA) on February 14, 2014 with the SEC. As of December 31, 2013, BoA had shared voting power with respect to 5,222,766 shares and shared investment power with respect to 5,361,611 shares.

[2]
This information is based on a Schedule 13G/A filed by BlackRock, Inc. on January 28, 2014 with the SEC. As of December 30, 2013, BlackRock, Inc., together with affiliates identified in the Schedule 13G/A, had sole voting power with respect to 4,315,120 shares and sole investment power with respect to an aggregate of 4,510,320 shares.

[3]
As of February 1, 2014, based on Company records, Mr. Barnes had sole voting and sole investment power with respect to 620,186 shares and sole voting and shared investment power with respect to 2,126,670 shares.

[4]
This information is based on a Schedule 13G filed by Vanguard Group Inc. on February 11, 2014 with the SEC. As of December 31, 2013, Vanguard Group Inc., together with affiliates identified in the Schedule 13G, had sole voting power with respect to 76,096 shares, sole investment power with respect to 2,737,648 shares and shared investment power with respect to 72,796 shares.

5
This information is based on a Schedule 13G filed by Wellington Management Company, LLP on February 14, 2014 with the SEC. As of December 31, 2013, Wellington Management Company, LLP had shared voting power with respect to 2,284,660 shares and shared investment power with respect to an aggregate of 2,761,518 shares.

[6]
This information is based on a Schedule 13G/A filed by the Barnes Group Inc. Retirement Savings Plan on January 31, 2014 with the SEC. As of December 31, 2013, the Barnes Group Inc. Retirement Savings Plan had shared investment power with respect to 1,870,301 shares.

Security Ownership of Directors and Executive Officers

As of February 1, 2014, each of our directors and NEOs, and all directors and executive officers as a group beneficially owned the number of shares of Common Stock shown below. The number of shares reported as beneficially owned has been determined in accordance with Rule 13d-3 under the Exchange Act.

Name of Person or Group	Amount and Nature of Beneficial Ownership[1]	Percent of Common Stock

Thomas J. Albani	21,397	*
John W. Alden	55,324	*
Thomas O. Barnes	3,172,757	5.9%
Richard R. Barnhart	34,378	*
Gary G. Benanav	71,906	*
William S. Bristow, Jr.	451,791	*
George T. Carpenter	118,047	*
Patrick J. Dempsey	285,082	*
Dawn N. Edwards	86,136	*
Francis J. Kramer	0	*
Mylle H. Mangum	35,523	*
Hassell H. McClellan	10,341	*
Gregory F. Milzcik	255,183	*
William J. Morgan	27,734	*
Christopher J. Stephens, Jr.	61,201	*
Claudia S. Toussaint	11,414	*
Current directors & executive officers as a group (18 persons)	4,753,520	8.7%
________

*	Less than 1% of Common Stock beneficially owned.

[1]	The named person or group has sole voting and investment power with respect to the shares listed in this column, except as set forth in this note.

As discussed above, Messrs. Albani and Alden will both retire at the 2014 Annual Meeting. Mr. Barnes has sole voting and sole investment power with respect to 620,186 shares and sole voting and shared investment power with respect to 2,126,670 shares. Of the shares of Common Stock owned by Mr. Barnes, 100,000 shares are pledged. Mr. Bristow has shared voting and shared investment power with respect to 30,418 shares which are held in an irrevocable trust. Of the shares of Common Stock owned by Mr. Bristow, 379,949 shares are held in a margin account and may be pledged from time to time in this account. Included in the total for Mr. Carpenter, who retired as a director on May 3, 2013, are 131,353 shares held by corporations through which he has voting control. Of the shares of Common Stock owned by Mr. Carpenter, 90,886 shares are pledged.

The shares listed for Messrs. Albani, Alden, Barnes, Barnhart, Benanav, Bristow, Carpenter, Dempsey, Kramer, McClellan, Milzcik, Morgan and Stephens, Mses. Edwards, Mangum and Toussaint, and all directors and executive officers as a group include 0; 0; 0; 22,234; 0; 0; 0; 181,334; 0; 0; 245,183; 0; 17,935; 54,085; 0; 2,734; and 538,440 shares, respectively, which they have the right to acquire within 60 days after February 1, 2014. The shares listed for Messrs. Barnes, Barnhart, Dempsey, Milzcik and Stephens, Ms. Edwards, and all directors and executive officers as a group include 33,905; 2,389; 4,074; 17,712; 1,361; 12,460 and 80,921 shares, respectively, over which they have shared investment power. These shares are held under the Company's Retirement Savings Plan. The shares listed for Messrs. Alden, Barnes, Benanav, Bristow and Carpenter and Ms. Mangum include 12,000 shares that each of them has the right to receive under the Non-Employee Director Deferred Stock Plan described above under the heading “Director Compensation in 2013.”

The shares listed for Messrs. Barnhart, Dempsey, Milzcik and Stephens, Mses. Edwards and Toussaint, and all directors and executive officers as a group do not include 17,496; 78,562; 213,403; 72,894; 28,862; 53,033; and 483,178 shares of Common Stock, respectively, that the holders may have the right to receive on a future date (beyond 60 days from February 1, 2014) pursuant to RSU and performance share awards. The shares listed also do not include 2,365 shares of Common Stock that Mr. Kramer may have the right to receive on a future date (beyond February 1, 2014) pursuant to an RSU award.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires that our directors, executive officers and beneficial owners of 10% or more of our Common Stock file reports with the SEC concerning their ownership, and changes in their ownership, of our Common Stock. Based on our review of reports filed with the SEC and written representations from our directors and executive officers, we believe that these filing requirements were met during 2013.

CORPORATE GOVERNANCE

The Company is committed to good corporate governance, which promotes the long-term interests of stockholders. Our Board and senior management devote considerable time and attention to corporate governance matters and we maintain a comprehensive set of policies and procedures to enable effective corporate governance. We regularly review best practices in corporate governance and modify our policies and procedures as warranted. We also solicit feedback from stockholders on governance and executive compensation practices and engage in discussions with various groups and individuals on governance matters.

Our Corporate Governance Guidelines, our Code of Business Ethics and Conduct, our Code of Ethics Applicable to Senior Executives, and the charters of the Audit Committee, Compensation Committee and Corporate Governance Committee are available on our website at www.BGInc.com. These documents will also be provided without charge to any stockholder upon written request to Manager, Stockholder Relations and Corporate Governance Services, Barnes Group Inc., 123 Main Street, Bristol, Connecticut 06010.

Corporate Governance Highlights

Board of Directors

•	Substantial majority of independent directors (currently 8 of 10)
•	Declassified Board phase-in begins -- directors elected in 2014 to serve one-year terms
•	Majority voting policy - directors who receive more “withhold” than “for” votes in uncontested elections must offer to resign
•	Lead independent director with clearly established authority and responsibility over Board governance and operations
•	Independent Audit, Compensation and Corporate Governance Committees
•	Average Board and committee meeting attendance of 93% in 2013
•	Annual evaluation processes for the Board and each of the standing committees
•	Regular executive sessions of Board and Committees without management present
•	A requirement in our Corporate Governance Guidelines that our directors attend director education programs and briefing sessions
•
Regular consideration of rotation of committee chairs and members, with a view towards balancing the benefits derived from continuity against the benefits derived from diversity of experience and viewpoints.

•	Committee oversight and disclosure regarding political activities
•	Board risk management oversight with a focus on the most significant risks facing the Company
•	A requirement in our Corporate Governance Guidelines that a director may not simultaneously serve on the audit committees of more than three public companies, including that of the Company

Other Stockholder Interests

•	Eliminated certain supermajority voting provisions in 2013
•	Regular succession planning -- Board oversaw successful transition of CEO in 2013 with promotion of strong internal candidate that enabled leadership continuity
•	Long-standing executive and director stock ownership requirements
•	Stockholders hold right to call special meetings
•	Annual advisory vote to ratify independent auditor
•	Best practices in our executive compensation program noted above, including a clawback policy that applies to all NEOs and an annual advisory vote to approve executive compensation
•	The use by the Compensation Committee of a compensation consultant that does not provide services to management
•	Stockholder engagement and outreach to ensure that management and the Board understand and consider issues that matter most to our stockholders and enable us to address them effectively
•	A policy applicable to all executive officers that requires Corporate Governance Committee approval before accepting outside board membership with for-profit entities
•	A compliance helpline through which employees and other interested parties may communicate with the Board or raise concerns
•	Hedging transactions involving Company securities prohibited for directors and executive officers
•
Policy that prohibits Company leadership, including all directors and executive officers, from pledging or margin arrangements involving Company securities that are held to meet the Company's stock ownership requirements; other restrictions apply to pledging/margin arrangements for such individuals (see page 30); none of our NEOs has any pledging/margin arrangements involving Company securities

•
Regular reviews of our Corporate Governance Guidelines by our Corporate Governance Committee and periodic updates in response to changing regulatory requirements, evolving practices, and issues raised by our stockholders and other stakeholders

Director Independence

The Board has adopted categorical standards to guide it in determining director independence. Under these standards, which are part of our Corporate Governance Guidelines and listed below, an “independent” director must meet the independence requirements in the NYSE listing standards, including the requirement that the Board must have affirmatively determined that the director has no material relationships with the Company, either directly or as a partner, stockholder, or officer of an organization that has a relationship with the Company.

a.
A director will not be independent if (i) the director is, or was within the preceding three years, employed by the Company; (ii) an immediate family member of the director is, or was within the preceding three years, employed by the Company as an “executive officer” (as such term is defined by the NYSE) other than on an interim basis; (iii) the director or any immediate family member has received from the Company, during any 12 consecutive months within the preceding three years, more than $120,000 in direct compensation from the Company, other than compensation received by an immediate family member of a director for service as a non-executive employee of the Company and director and committee fees and deferred compensation for prior service, provided, that such deferred compensation is not contingent on continued service; (iv) the director is employed by the Company's independent auditor; (v) an immediate family member of the director is employed by the Company's independent auditor (I) as a partner or (II) otherwise as an employee who personally works on the Company's audit; (vi) the director or an immediate family member was within the last three years a partner or employee of the Company's independent auditor and personally worked on the Company's audit within that time; or (vii) a Company executive officer is, or was within the preceding three years, on the board of directors of a company which, at the same time, employed the Company director or an immediate family member of the director as an executive officer.

b.
The following commercial and charitable relationships will not be considered material relationships that would impair a director's independence: (i) if a Company director is an employee, or an immediate family member is an executive officer, of another company that does business with the Company and, within any of the last three fiscal years, the annual sales to, or purchases from, the Company are less than 1% of the annual revenues of the other company; (ii) if a Company director is an employee, or an immediate family member is an executive officer, of another company that is indebted to the Company, or to which the Company is indebted, and the total amount of either company's indebtedness to the other is less than 1% of the total consolidated assets of the other company; and (iii) if a Company director serves as an officer, director or trustee of a charitable organization, and the Company's discretionary charitable contributions to the organization are less than 1% of such organization's total annual charitable receipts, provided, that the amount of the Company's contributions shall not include the matching of charitable contributions by Barnes Group Foundation, Inc. pursuant to the Matching Gifts Program.

c.
For relationships not covered by b. above, the directors who are independent under the Corporate Governance Guidelines in a. and b. above will determine whether the relationship is material and, therefore, whether the director is "independent." The Company will explain in the next proxy statement the basis of any Board determination that a relationship was immaterial despite the fact that it did not meet the categorical standards of immateriality in b. above.

The Board has determined that all director nominees and the other six non-employee directors is independent under the listing standards of the NYSE and the above categorical standards. In the case of Mr. Benanav, the Board considered the commercial contract between the Company and Express Scripts Holding Company, where Mr. Benanav serves as a director. The contract, which terminated on December 31, 2013, was for a pharmacy benefit program for the Company's employees and was in the ordinary course of business. The Board determined that the relationship is not material.

The Board has further determined that each of the members of the Audit Committee, Compensation Committee and Corporate Governance Committee are independent within the meaning of the NYSE listing standards and the above categorical standards, and that the members of both the Audit Committee and the Compensation Committee meet the additional independence requirements of the NYSE listing standards that are applicable to members of such committees.

Board Leadership

The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management and a highly engaged and high-functioning Board. The Company’s Corporate Governance Guidelines provide the Board with flexibility to select the appropriate leadership structure for the Company. In making leadership structure determinations, the Board considers many factors, including the specific needs of the business and what is in the best interests of the Company’s stockholders. Our Board has determined that if the Chairman is not an independent director, then there should be a Lead Independent

Director elected by our independent directors. Currently, Mr. Barnes, a non-executive employee, serves as Chairman of the Board and Mr. Morgan serves as Lead Independent Director.

Responsibilities of the Lead Independent Director

•	Preside at all meetings of the Board at which the Chairman of the Board is not present	•	Approve meeting schedules to assure that there is sufficient time for discussion of all agenda items
•	Preside at executive sessions of the independent directors	•	Has the authority to call meetings of the independent directors
•	Serve as a liaison between the Chairman of the Board and the independent directors	•	If requested by major stockholders, ensure that he is available for consultation and direct communication
•	Together with the Chairman of the Board, determine the nature and scope of the information sent to the Board	•	Perform such other duties as requested by the independent directors
•	Approve the final meeting agendas for the Board following review by the Chairman of the Board

The Board believes that the current structure is appropriate for the Company and provides for effective independent Board leadership and engagement. A strong, independent oversight function is a critical aspect of effective corporate governance; accordingly, our Corporate Governance Guidelines require that the independent directors annually elect an independent director to serve as Lead Independent Director if the Chairman is not an independent director. This oversight function is enhanced by the fact that the Board’s Audit, Compensation and Corporate Governance Committees are comprised entirely of independent directors. Further, the Company's non-management directors meet in regularly scheduled executive sessions, and the independent directors also periodically meet in executive sessions.

Board Role in Risk Oversight

While risk management is the responsibility of the Company's management team, the Board is responsible for the oversight of the Company's risk management activities. The Audit Committee has been designated by the Board to take the lead in overseeing risk management at the Board level. By its charter, the Audit Committee is required to discuss policies and guidelines that govern the risk assessment and risk management process, including assigning responsibility with respect to particular risks to other committees of the Board, and that it meet periodically with management to review and assess the Company's major financial risk exposures and the manner in which they are being monitored and controlled. Accordingly, the Audit Committee periodically reviews risk assessment and management, including in the areas of legal compliance, internal audit and financial controls, litigation, and environmental, health and safety. In doing so, the Audit Committee considers the nature of the material risks the Company faces and the adequacy of the Company's policies and procedures designed to respond to and mitigate these risks, and receives reports from management and other advisors, including periodic risk assessments by the Company's Internal Audit department.

Although the Board's primary risk oversight has been assigned to the Audit Committee, the full Board also periodically receives information about the Company's risk management and the most significant risks that the Company faces. This is principally accomplished through regular attendance at Audit Committee meetings by the other Board members.

Additionally, as described above in "Risk Oversight and Assessment Policies and Practices", the Compensation Committee oversees our compensation programs so that they are designed with the appropriate balance of risk and reward in relation to the Company's overall business strategy and are not reasonably likely to have a material adverse effect on the Company.

Process for Selecting Directors; Stockholder Recommended Director Candidates

The Corporate Governance Guidelines provide that nominees for directors are to be selected based on, among other things, their character, wisdom, judgment, ability to make independent analytical inquiries, business experiences and skills. In addition, consideration will be given to a nominee's understanding of our business environment, time commitment, acumen and ability to act on behalf of the Company's stockholders. Under the Process and Procedure for Identifying Director Candidates adopted by the Corporate Governance Committee (Director Candidates Process), the Corporate Governance Committee considers how a candidate represents, in combination with the other directors, a diversity of viewpoints, backgrounds, experiences and other demographics.

The Corporate Governance Committee will, as stated in the Director Candidates Process, consider director candidates recommended by stockholders of the Company, directors, officers and third-party search firms. When utilizing a third-party search firm, the search firm is instructed to identify candidates based on criteria specified by the Corporate Governance Committee, perform initial screenings of the candidates' resumes, and conduct initial interviews.

The Corporate Governance Committee evaluates stockholder-recommended candidates in the same manner as all other candidates. Any stockholder wishing to submit a recommendation should do so in writing addressed to:

Chairperson, Corporate Governance Committee
c/o Senior Vice President, General Counsel and Secretary
Barnes Group Inc.
123 Main Street
Bristol, Connecticut 06010

Stockholder recommendations must comply with the information requirements of the notice provisions contained in the Company's Bylaws in order to be considered. Letters recommending a director candidate must include, among other things, the stockholder's name, address, and stock ownership information (if the stockholder is not the registered holder of shares, a written statement from the record holder of shares (e.g., a broker or bank) verifying the stockholder's beneficial ownership must be provided); the stockholder's opinion as to whether the recommended candidate meets the definition of “independent” under the Company's Corporate Governance Guidelines and is “financially literate” as contemplated by the NYSE rules; a description of all agreements, arrangements and understandings between the nominee and any other person regarding the nomination by such stockholder, and any direct or indirect interest of such stockholder in any contract with the Company, any affiliate of the Company or any principal competitor of the Company; and the other disclosure requirements set forth in Section 7 of Article II of the Bylaws. The recommendation letter must also include similar information regarding the director candidate and other information, if any, that would be required to be disclosed with regard to a nominee for director in the solicitation of proxies for election of directors under federal securities laws, and the stockholder must include a completed questionnaire, representation and agreement signed by the candidate (which are provided by the Secretary of the Company upon written request). Stockholder nominations must also comply with the deadlines for submitting director nominations set forth in the Company's Bylaws. A summary of these procedures is set forth below under the caption “Stockholder Proposals for 2015 Annual Meeting.”

Communication with the Board

We have posted our Policy Regarding Reporting of Complaints and Concerns on our website. The policy provides that stockholders and other interested parties may communicate with the Board, a committee of the Board, the independent directors or with an individual director, by any of the following methods:

By telephone:	1-800-300-1560
By internet:	https://www.compliance-helpline.com/welcomepagebarnesgroup.jsp
By regular mail:	Barnes Group Corporate Compliance Hotline
P.O. Box PMB 3667
13950 Ballantyne Corporate Place, Ste. 300
Charlotte, NC 28277-2712

All complaints and concerns reported by the above methods will be received by a third-party provider, who will forward each complaint or concern to the Office of the General Counsel which is responsible for relaying communications for the Board to them. The Audit Committee Chair receives regular monthly summary reports of all complaints and concerns so reported.

Board of Directors and Committees

Director Attendance

Directors are expected to attend our annual meeting of stockholder and all Board meetings and meetings of the Committees on which they serve. Our Board held six regular meetings and four special meetings during 2013. Each director attended at least 75% of the meetings of the Board and committees on which the member served while the Director was a member. Overall attendance at Board and committee meetings during 2013 averaged 99% for our current directors as a group. All directors attended the 2013 Annual Meeting of Stockholders.

Our Corporate Governance Guidelines also provide that the Board should generally have no fewer than six and no more than twelve directors. The Board currently has ten directors. Following the 2014 Annual Meeting there are expected to be nine directors as a result of the retirement of Merss. Albani and Alden and the election of Ms. Sohovich to fill one of the two vacancies created by these retirements. Each director is required to resign from the Board no later than the annual meeting of stockholders following his or her 72nd birthday. Each director is also required to advise the Chairman of the Board of any change in his or her status, including a change in employment or service on other boards of directors, or retirement from his or her principal occupation or another board of directors. Mr. Barnes, Chairman of the Board, is designated to preside at executive sessions of non-management directors. Mr. Morgan, the Lead Independent Director, is designated to preside at executive sessions of the independent directors.

Board Committees

We have a standing Audit Committee, Compensation Committee and Corporate Governance Committee. The current charter for each of these committees is available on the Company's website, www.BGInc.com. We also have a Finance Committee and an Executive Committee.

Compensation and Management Development Committee

The Compensation Committee acts on behalf of the Board to establish the compensation of executive officers and other key officers and provides oversight of the Company's compensation philosophy, and of compensation policies and practices as they relate to risk management. The Compensation Committee also acts as the oversight committee with respect to the Performance-Linked Bonus Plan, the Stock and Incentive Award Plan, and other arrangements covering executive officers and other senior management. The Compensation Committee's processes for establishing and overseeing executive compensation can be found in the CD&A section above. In overseeing those plans and programs, the Compensation Committee may delegate authority for day-to-day administration and interpretation of the plans, including selection of participants, determination of award levels within plan parameters, and approval of award documents, to officers of the Company or the Benefits Committee. However, the Compensation Committee may not delegate any authority under those plans for matters affecting the compensation and benefits of the key officers.

The Compensation Committee also oversees management succession planning programs, including succession plans for the Chief Executive Officer, and reports to the Board at least annually regarding the strengths and weaknesses of the Company's processes for management development and succession planning. Compensation Committee agendas are established in consultation with the Compensation Committee Chair and its independent compensation consultant. The Compensation Committee has sole authority to retain outside advisors to assist in evaluating executive officer compensation, and approve the terms of engagement including the fees of such advisors. The Compensation Committee typically meets in executive session without management present during each meeting.
Number of Meetings in 2013:
5
Committee Members:
Mylle H. Mangum, Chair
Thomas J. Albani
John W. Alden
Gary G. Benanav
Francis J. Kramer
Independence:
The Board has determined that all committee members are independent within the meaning of the NYSE listing standards and the Company's standards

Corporate Governance Committee

The Corporate Governance Committee makes recommendations concerning Board membership, functions and compensation and the Company's overall corporate governance policies and practices. The Corporate Governance Committee serves as the nominating committee for the Board. The process by which the Corporate Governance Committee considers nominees to the Board is described in "Process for Selecting Directors; Stockholder Recommended Director Candidates" above. Additional responsibilities include board succession matters, the annual performance review of the Chairman of the Board, reviewing matters relating to potential director conflicts of interest, overseeing the Company's practices related to political activities, and administering the Company's related person transactions policy.
Number of Meetings in 2013:
3
Committee Members:
Gary G. Benanav, Chair
Thomas J. Albani
John W. Alden
Francis J. Kramer
William J. Morgan
Independence:
The Board has determined that all committee members are independent within the meaning of the NYSE listing standards and the Company's standards

Audit Committee

The Audit Committee is responsible for overseeing accounting policies and practices, financial reporting and the internal controls structure. The Audit Committee also has responsibility for overseeing legal and regulatory compliance and our independent auditor's qualifications, performance and independence, and for risk oversight of the Company generally. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Board has determined that Mr. Morgan, who qualifies as an independent director under the NYSE listing standards and the Company's Corporate Governance Guidelines, is an “audit committee financial expert” as defined by the SEC. For additional information about the Audit Committee's oversight of the risks faced by the Company, see "Board Role in Risk Oversight" above.
Number of Meetings in 2013:
11
Committee Members:
William J. Morgan, Chair
Gary G. Benanav
Mylle H. Mangum
Hassell H. McClellan
Independence:
The Board has determined that all committee members are independent within the meaning of the NYSE listing standards and the Company's standards

AUDIT COMMITTEE MATTERS

Audit Committee Report

The Audit Committee has reviewed and discussed with management and the Company's independent registered public accounting firm the Company's audited financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2013. The Audit Committee has discussed with the Company's independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board (PCAOB) Auditing Standard (AS) No. 16, Communications with Audit Committees. The Audit Committee has received from the independent registered public accounting firm written disclosures and the letter required by the PCAOB's Rule 3526, Communication with Audit Committees Concerning Independence, and has discussed with the independent registered public accounting firm its independence.

Based on the review and discussions described above, the Audit Committee recommended to the Board that the year-end audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the SEC.

As specified in the Audit Committee Charter, it is not the duty of the Audit Committee to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles or to plan or conduct an audit in accordance with the standards of the PCAOB. That is the responsibility of management and the Company's independent registered public accounting firm, respectively. In giving our recommendation to the Board, we have relied on (i) management's representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles, and (ii) the report of the Company's independent registered public accounting firm with respect to such financial statements.

The Audit Committee

William J. Morgan, Chair
Gary G. Benanav
Mylle H. Mangum
Hassell H. McClellan

Principal Accountant Fees and Services

Fees paid to PricewaterhouseCoopers LLP during 2013 and 2012 are set forth below:

Type of Fees	2013	2012

Audit Fees[1]	$3,411,000	$2,035,782
Audit-Related Fees[2]	$600,725	$691,549
Tax Fees[3]	$1,385,150	$1,312,159
All Other Fees[4]	$1,818	$3,636
Total Fees	$5,398,693	$4,043,126

________

[1]
Audit Fees consist of fees for professional services provided in connection with the integrated audit of the Company's financial statements and internal controls over financial reporting, and review of financial statements included in Forms 10-Q, and includes statutory audits, attest services, consents and assistance with and review of documents filed with the SEC. Fees included in these balances related to the acquisition of the Männer business, which was integrated into the Company's Industrial segment in 2013, were $170,000. Fees included in these balances related to the divestiture of the BDNA business were $949,704.

[2]
Audit-Related Fees consist primarily of fees for transactional and due diligence reviews and benefit plan audits. Due diligence fees included in these balances related to the acquisition of the Männer business in 2013 were $398,000. Due diligence fees included in these balances related to the divestiture of the BDNA business were $137,500.

[3]
Tax Fees include fees for tax compliance, tax consulting and expatriate tax services. Tax consulting fees and compliance fees included in these balances related to the acquisition of the Männer business and the divestiture of the BDNA business in 2013 were $446,475 and $144,934, respectively.

[4]	All Other Fees include license fees for PricewaterhouseCoopers LLP's publication Comperio.

Pre-Approval Policy and Procedures

The Audit Committee has adopted policies and procedures for the pre-approval of audit and non-audit services for the purpose of maintaining the independence of independent registered public accounting firms that we engage. The policy applies to all external auditors, other than external auditors that have not prepared or issued, and are not reasonably expected in the foreseeable future to prepare or issue, any audit report or perform other audit, review or attestation services for the Company or any of its subsidiaries. The Audit Committee does not delegate its responsibilities to pre-approve services performed by an external auditor to management.

All services by external auditors covered by the policy must be pre-approved in accordance with the following procedures:

•
Annually, management shall present to the Audit Committee its best estimate of the particular services for audit, audit-related, tax and other non-audit services, and the estimated fees therefor, to be performed by an external auditor during the audit engagement period for the then-current fiscal year. The external auditor shall provide such back-up documentation for each such service in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and as the Audit Committee deems necessary or desirable to assess the impact of such service on the external auditor's independence. Prior to the engagement of an external auditor for such services and except as provided by the following described procedure, the Audit Committee shall, by resolution, pre-approve each such service to a maximum amount of estimated fees therefor.

•
For any audit, audit-related, tax or other non-audit service to be obtained by the Company from an external auditor and not pre-approved in accordance with the above described procedure, the Audit Committee Chairperson is authorized to approve prior to the engagement of the external auditor for such service, any such service and expenditures therefor to a maximum of $100,000; provided, that said Chairperson has been determined to be an independent director by the Board. The Chief Financial Officer shall obtain written confirmation of any such pre-approval by the delegatee and each such pre-approval by the Chairperson shall be reported to the Audit Committee at its next meeting.

•
All audit, audit related, tax or other non-audit services to be obtained from an external auditor that are not pre-approved by the Audit Committee pursuant to the procedures described above shall be pre-approved by resolution of the Audit Committee prior to the engagement of the external auditor for such services. Further, any engagement for tax and other non-audit services that qualify for the SEC regulations' “de minimis” exception (i.e., they were not recognized as being non-audit services at the time of the engagement and in the aggregate do not exceed the amount specified in SEC rules) to the pre-approval requirement of the procedures described above, shall be promptly brought to the attention of the Audit Committee and approved by the Audit Committee or its Chairperson prior to the completion of the annual audit of the Company's consolidated financial statements.

•	The Chief Financial Officer will provide a quarterly report of external auditor services, by category, to the Audit Committee.

The policy provides that it shall be reviewed by the Audit Committee periodically and updated when required and to assure its continued suitability to the needs of the Company. The policy also sets forth services our independent registered public accounting firm is explicitly prohibited from providing under SEC regulations and the Sarbanes-Oxley Act. The policy provides that prior to the engagement of any external auditor covered by the policy, the external auditor will confirm that the services it proposes to provide are not prohibited by such law or regulations.

STOCKHOLDER PROPOSALS FOR 2015 ANNUAL MEETING

A proposal for action to be presented by any stockholder at the 2015 Annual Meeting of Stockholders will be acted upon only:

•	If the proposal is to be included in the proxy statement and form of proxy, the proposal is received at the Company's Office of the Secretary at the address below on or before November 27, 2014; or

•
If the proposal is not to be included in the proxy statement, or to nominate candidates for election as directors, it must be in accordance with our Bylaws, which provide that they may be made only by a stockholder of record as of the date such notice is given and as of the date for determination of stockholders entitled to vote at such meeting, who shall have given notice of the proposed business or nomination which is received by us between January 9, 2015 and February 8, 2015. The notice must contain, among other things, the name and address of the stockholder, a brief description of the business desired to be brought before the Annual Meeting, the reasons for conducting the business at the Annual Meeting, and the stockholder's ownership of the Company's capital stock. The requirements for the notice are set forth in the Bylaws, which are available on the Company's website, www.BGInc.com. Stockholders may also obtain a copy by writing to the Company at:

Manager, Stockholder Relations & Corporate Governance Services
Barnes Group Inc.
123 Main Street
Bristol, Connecticut 06010

March 27, 2014

Annex A

Proposed 2014 Barnes Group Inc. Stock and Incentive Award Plan

***
2014 BARNES GROUP INC.
STOCK AND INCENTIVE AWARD PLAN

Preamble

Effective as of the Effective Date, this 2014 Barnes Group Inc. Stock and Incentive Award Plan (this “Plan”) is hereby established as the successor plan to the Barnes Group Inc. Stock and Incentive Award Plan, as amended on March 15, 2010 (the “Prior Plan”). The Prior Plan is hereby merged with and into this Plan effective as of the Effective Date, and no additional Awards shall be made thereafter under the Prior Plan. Outstanding Awards under the Prior Plan shall continue in effect according to their terms as in effect before the merger of the Prior Plan with and into this Plan (subject to such amendments as the Committee determines, consistent with the Prior Plan, as applicable), and the shares with respect to outstanding Awards under the Prior Plan shall be issued or transferred under this Plan.

1.Purposes. The purposes of this Plan are to (a) provide competitive incentives that will enable the Company to attract, retain, motivate and reward persons who render services that benefit the Company or its Subsidiaries, and (b) align the interests of such persons with the interests of the Company’s stockholders generally.

2.Definitions. Unless otherwise required by the context, the following terms, when used in this Plan, shall have the meanings set forth in this Section 2.

(a)“Appreciation-Only Award” means (i) Options and Stock Appreciation Rights the exercise price of which is not less than 100% of Fair Market Value on the date on which the Options or Stock Appreciation Rights are granted, and (ii) Linked Stock Appreciation Rights that are granted as an alternative to the related Option after the date of grant of such Option or Free-Standing Stock Appreciation Rights, the exercise price of which Stock Appreciation Rights is not less than 100% of Fair Market Value on the date on which such Option was granted.

(b)“Award” means an award granted under this Plan in one of the forms provided for in Section 3(a).

(c)“Beneficiary” means a person or entity (including but not limited to a trust or estate), designated in writing by a Service Provider or other rightful holder of an Award, on such forms and in accordance with such terms and conditions as the Committee may prescribe, to whom such Service Provider’s or other rightful holder’s rights under this Plan shall pass in the event of the death of such Service Provider or other rightful holder. In the event that the person or entity so designated is not living or in existence at the time of the death of the Service Provider or other rightful holder of the Award, or in the event that no such person or entity has been so designated or such designation is not valid under applicable law, the “Beneficiary” shall mean the legal representative of the estate of the Service Provider or other rightful holder, or the person or entity to whom the Service Provider’s or other rightful holder’s rights with respect to the Award pass by will or the laws of descent and distribution.

(d)“Board” or “Board of Directors” means the Board of Directors of the Company, as constituted from time to time.

(e)“Change in Control” means that any of the following events has occurred:

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(i)any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 25% or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph (iii) below; or

(ii)the following individuals cease for any reason to constitute a majority of the number of directors serving on the Board: individuals who, at the beginning of any period of two consecutive years (not including any period prior to the Effective Date), constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of such period or whose appointment, election or nomination for election was previously so approved or recommended; or

(iii)there is consummated a merger or consolidation of the Company or any Subsidiary with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, at least 60% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 25% or more of the combined voting power of the Company's then outstanding securities; or

(iv)the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding the foregoing, for any Awards subject to the requirements of Section 409A that will be paid on a Change in Control, the transaction constituting a “Change in Control” must also constitute a “change in control event” for purposes of section 409A(a)(2)(A)(v) of the Code.

For purposes of the foregoing provisions of this Section 2(e),

(A)the term “Affiliate” shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act;

(B)the term “Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act; and

(C)the term “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) any member of the Barnes family (by blood or marriage) or any entity for the benefit of, or controlled by, a member of the Barnes family (by blood or marriage), (ii) the Company or any of its subsidiaries, (iii) a trustee or other fiduciary holding securities under an employee benefit

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plan of the Company or any of its Affiliates, (iv) an underwriter temporarily holding securities pursuant to an offering of such securities, or (v) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

(f)“Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time. References to a particular section of the Code shall include references to any related Treasury Regulations and to successor provisions of the Code.

(g)“Committee” means the committee appointed by the Board of Directors to administer this Plan pursuant to the provisions of Section 12(a) below.

(h)“Common Stock” means common stock of the Company, par value $.01 per share.

(i)“Company” means Barnes Group Inc., a Delaware corporation, and, except for purposes of determining whether or not a Change in Control has occurred under Section 2(e) hereof, shall include its successors.

(j)“Disability” or “Disabled” means, except as otherwise set forth in an Award agreement or a written agreement between the Company and a Service Provider, a Service Provider becoming disabled within the meaning of Section 22(e)(3) of the Code, within the meaning of the Company’s long-term disability plan applicable to the Service Provider, or as otherwise determined by the Committee.

(k)“Dividend Equivalents” means a right granted subject to and in accordance with the provisions of Section 5(c) and the other applicable provisions of this Plan.

(l)“Effective Date” means May 9, 2014, provided that this Plan is approved by the stockholders of the Company on that date.

(m)“Employee” means any person who is employed by the Company or a Subsidiary on a full-time or part-time basis, including an officer or director if he is so employed.

(n)“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(o)“Fair Market Value” of Common Stock means, unless the Committee determines otherwise with respect to a particular Award, (i) if the principal trading market for the Common Stock is a national securities exchange, the last reported sale price of Common Stock during regular trading hours on the relevant date or (if there were no trades on that date) the last reported sale price of Common Stock during regular trading hours on the latest preceding date upon which a sale was reported, (ii) if the Common Stock is not principally traded on such exchange, the mean between the last reported “bid” and “asked” prices of Common Stock on the relevant date, as reported on the OTC Bulletin Board, or (iii) if the Common Stock is not publicly traded or, if publicly traded, is not so reported, the Fair Market Value per share shall be as determined by the Committee.

(p)“General Counsel” means the General Counsel of the Company serving from time to time.

(q)“Incentive Award” means an amount of money that is paid or a number of shares of Common Stock that are issued, or a right to be paid an amount of money or to be issued a number of shares of Common Stock that is granted, subject to and in accordance with Section 5 and the other applicable provisions of this Plan. The term “Incentive Award” does not include Options or Stock Appreciation Rights.

(r)“Incentive Stock Option” means an option, including an Option as the context may require, intended to meet the requirements of Section 422 of the Code.

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(s)“Non-Statutory Stock Option” means an option, including an Option as the context may require, which is not intended to be an Incentive Stock Option.

(t)“Option” means an option granted under this Plan to purchase shares of Common Stock. Options may be Incentive Stock Options or Non-Statutory Stock Options.

(u)“Other Stock-Based Awards” means a right granted subject to and in accordance with Section 5(d) and the other applicable provisions of this Plan.

(v)“Performance-Based Compensation” means compensation that is intended to satisfy the requirements applicable to “qualified performance-based compensation” under Section 162(m) of the Code.

(w)“Performance Share Award” means a right granted subject to and in accordance with Section 5 and the other applicable provisions of this Plan to receive a specified number of shares of Common Stock, and/or an amount of money determined by reference to the Fair Market Value of a specified number of shares of Common Stock, at a future time or times if a specified performance goal or goals are attained and any other terms and conditions set forth in the written instrument documenting the Performance Share Award are satisfied.

(x)“Performance Unit Award” means a right granted subject to and in accordance with Section 5 and the other applicable provisions of this Plan to receive a specified amount of money, or shares of Common Stock having a Fair Market Value equal to such specified amount of money, at a future time or times if a specified performance goal or goals are attained and any other terms and conditions set forth in the written instrument documenting the Performance Unit Award are satisfied.

(y)“Plan” means the 2014 Barnes Group Inc. Stock and Incentive Award Plan as set forth herein and as amended from time to time.

(z)“Prior Plan” means the Barnes Group Stock Incentive Plan, as amended on March 15, 2010 and all prior plans previously merged into the Barnes Group Stock Incentive Plan.

(aa) “Restricted Stock Award” means shares of Common Stock which are issued to a Service Provider in accordance with Section 5(a) and the other applicable provisions of this Plan subject to restrictions and/or forfeiture provisions specified by the Committee that will cease to apply at a future time or times if continued employment conditions and/or other terms and conditions set forth in the written instrument documenting the Restricted Stock Award are satisfied.

(bb) “Restricted Stock Unit Award” means shares of Common Stock that will be issued to a Service Provider at a future time or times subject to and in accordance with Section 5(a) below and the other applicable provisions of this Plan if continued employment conditions and/or other terms and conditions set forth in the written instrument documenting the Restricted Stock Unit Award are satisfied.

(cc) “SEC Rule 16b-3” means Rule 16b-3 of the Securities and Exchange Commission promulgated under the Exchange Act, as such rule or any successor rule may be in effect from time to time.

(dd) “Section 16 Person” means a person subject to Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

(ee) “Section 409A” means Section 409A of the Code.

(ff) “Service Provider” means a person who renders or has rendered services that benefit or will benefit the Company or a Subsidiary, in the capacity of an employee, director, independent contractor, agent, advisor, consultant, representative or otherwise, provided, that, the consultants and advisors must perform bona fide services for the Company or a Subsidiary.

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(gg) “Stock Appreciation Right” means a right granted subject to and in accordance with Section 8 and the other applicable provisions of this Plan.

(hh) “Subsidiary” means a corporation or other form of business association of which shares (or other ownership interests) having more than 50% of the voting power are owned or controlled, directly or indirectly, by the Company; provided, however, that in the case of an Incentive Stock Option, the term “Subsidiary” shall mean a Subsidiary (as defined by the preceding clause) which is also a “subsidiary corporation” as defined in Section 424(f) of the Code.

3.Grants of Awards

(a)Subject to the provisions of this Plan, the Committee may at any time, and from time to time, grant the following types of awards to any Service Provider:

(i)Incentive Awards, which may but need not be in the form of Dividend Equivalents, Performance Share Awards, Performance Unit Awards, Restricted Stock Awards, Restricted Stock Unit Awards or Other Stock-Based Awards;

(ii)Options; and

(iii)Stock Appreciation Rights.
Notwithstanding any provision of this Section 3(a) to the contrary, the Committee may grant Incentive Stock Options only to Service Providers who are Employees.

(b)	After an Award has been granted:

(i)the Committee may waive any term or condition thereof that could have been excluded from such Award when it was granted; and

(ii)subject to Section 14, the Committee may amend any Award after it has been granted to include (or exclude) any provision which could have been included in (or excluded from) such Award when it was granted pursuant to the terms of the Plan.

(c)The Committee may (but need not) grant any Award linked to another Award, including, without limitation, Options linked to Stock Appreciation Rights, Dividend Equivalents linked to Options or Stock Appreciation Rights, and Dividend Equivalents linked to other Incentive Awards. Linked Awards may be granted as either alternatives or supplements to one another. The terms and conditions of any such linked Awards shall be determined by the Committee, subject to the provisions of this Plan.

(d)No Service Provider may exercise any rights in or to or with respect to any Award unless and until a written instrument (in paper or electronic form) approved by a duly authorized officer of the Company and setting forth the terms and conditions of the Award is delivered or made available to the Service Provider by the Company and is returned to the designated Company representative subscribed by the Service Provider within the time, if any, prescribed therefor by the Committee or its delegate. Any such instrument shall be consistent with this Plan and incorporate it by reference. Subscribing such instrument and returning it to the Company, or accepting any benefits under the Award, shall constitute the Service Provider’s irrevocable agreement to and acceptance of the terms and conditions of the Award set forth in such instrument and the terms and conditions of this Plan applicable to such Award. Awards made to newly hired Service Providers cannot be effective until the Service Provider’s hire date.

(e)The Committee may grant Awards that qualify as Performance-Based Compensation, as well as Awards that do not qualify as Performance-Based Compensation. Notwithstanding any provision of this Plan to the contrary, this Plan shall be interpreted, administered and construed to permit the Committee to grant

5

Awards that qualify as Performance-Based Compensation as well as Awards that do not so qualify, in its sole and absolute discretion, and any provision of this Plan that cannot be so interpreted, administered or construed shall to that extent be disregarded.

(f)This Plan is intended to enable the Committee to grant Options that qualify for the tax treatment applicable to incentive stock options under Section 422 of the Code, as well as Options and other Awards that do not qualify for such tax treatment. Notwithstanding any provision of this Plan to the contrary, this Plan shall be interpreted, administered and construed to enable the Committee to grant Options that qualify for the tax treatment applicable to incentive stock options under Section 422 of the Code as well as Options and other Awards that do not qualify for such tax treatment, and any provision of this Plan that cannot be so interpreted, administered or construed shall to that extent be disregarded.

4.Stock Subject to this Plan; Award Limits

(a)Subject to Section 4 and Section 10 below, the maximum aggregate number of shares of Common Stock which may be granted pursuant to Awards is 7,616,477, reduced (i) for each share of Common Stock subject to a stock option or stock appreciation right granted after December 31, 2013 under the Prior Plan, on the basis of a fixed ratio of 1:1, and (ii) for each share of Common Stock subject to a stock-based award (other than an option or stock appreciation right) granted after December 31, 2013 under the Prior Plan, on the basis of a fixed ratio of 2.84:1. The number of shares of Common Stock reserved for Awards under this Plan shall be reduced by a fixed ratio of 1:1 shares of Common Stock for each share of Common Stock subject to an Appreciation-Only Award and shall be reduced by a fixed ratio of 2.84:1 shares of Common Stock for each share of Common Stock subject to a Performance Share Award, Performance Unit Award, Restricted Stock Award, Restricted Stock Unit Award, Dividend Equivalent or Other Stock-Based awards granted under this Plan.

(b)The maximum aggregate number of shares of Common Stock with respect to which all Awards may be granted under this Plan to any individual Service Provider during any calendar year shall be 1,000,000 shares, subject to adjustment as described in Section 10 below. The foregoing individual share limit of this subsection shall apply without regard to whether the Award is to be paid in Common Stock or cash and will be applied to Awards using a fixed ratio of 1:1. All payments in cash (other than with respect to Dividend Equivalents) on a Common Stock denominated Award shall not exceed the Fair Market Value of the underlying shares of Common Stock as of the applicable vesting date. The maximum amount that may be paid to a Service Provider during any calendar year pursuant to a cash denominated Incentive Award, including Performance-Based Compensation, is $5,000,000 or, if such Award is settled in shares of Common Stock, the Fair Market Value of the Common Stock as of the applicable vesting date. The maximum aggregate number of shares of Common Stock with respect to which all Awards of Incentive Stock Options that may be made under this Plan shall be 3,000,000 shares, subject to adjustment as described in Section 10.

(c)If, in connection with an acquisition of another company or all or part of the assets of another company by the Company or a Subsidiary, or in connection with a merger or other combination of another company with the Company or a Subsidiary, the Company either (A) assumes stock options or other stock incentive obligations of such other company, or (B) grants stock options or other stock incentives in substitution for stock options or other stock incentive obligations of such other company, then the stock options or other stock incentive obligations so assumed or granted in substitution by the Company shall not be granted (or be deemed granted) under this Plan and therefore none of the shares of Common Stock that are issuable or transferable pursuant to such stock options or other stock incentives that are assumed or granted in substitution by the Company shall be charged against the limitations set forth in Section 4(a) above.

(d)Shares which may be issued pursuant to Awards may be authorized but unissued shares of Common Stock, shares of Common Stock held in the treasury, whether acquired by the Company specifically for use under this Plan or otherwise, or shares issued or transferred to, or otherwise acquired by, a trust or other legal entity pursuant to Section 13(d) below, as the Committee may from time to time determine, provided, however, that any shares acquired or held by the Company for the purposes of this Plan shall, unless and

6

until issued or transferred to a trust or other legal entity pursuant to Section 13(d) below or to a Service Provider or other rightful holder of an Award in accordance with the terms and conditions of such Award, be and at all times remain treasury shares of the Company, irrespective of whether such shares are entered in a special account for purposes of this Plan, and shall be available for any corporate purpose.

(e)If and to the extent Awards granted under this Plan (or, after December 31, 2013, awards under the Prior Plan) terminate, expire, are canceled or are forfeited, the shares reserved for such Awards shall, to the extent of such termination, expiration, cancellation or forfeiture, again be available for Awards under this Plan in accordance with Section 4(g).

(f)If shares of Common Stock otherwise issuable under this Plan (or the Prior Plan) are tendered by the Service Provider or withheld by the Company in satisfaction of the withholding taxes incurred in connection with the issuance, vesting or exercise of any Award other than an Option or Stock Appreciation Right (or, after December 31, 2013, any stock-based award other than an option or a stock appreciation right under the Prior Plan), then such number of tendered or withheld shares of Common Stock shall again be available for Awards under this Plan in accordance with Section 4(g). To the extent that any Awards are paid in money (including awards under the Prior Plan), and not in shares of Common Stock, such Awards shall not count against the share limits in subsection 4(a).

(g)Any Shares that again become available for Awards under the Plan pursuant to this Section shall be added to the shares authorized for grant under subsection 4(a): (i) at a fixed ratio of 1:1 for each share of Common Stock subject to an Appreciation-Only Award (or options or stock appreciation rights granted under the Prior Plan) and (ii) at a fixed ratio of 2.84:1 shares of Common Stock for each share of Common Stock subject to a Performance Share Award, Performance Unit Award, Restricted Stock Award, Restricted Stock Unit Award, Dividend Equivalent or Other Stock-Based awards granted under this Plan (or similar stock-based awards under the Prior Plan).

(h)Notwithstanding anything to the contrary contained herein, the following shares of Common Stock shall not be added to the shares authorized for grant under subsection 4(a): (i) shares tendered by the Service Provider or withheld by the Company in payment of the purchase price of an Option or, after December 31, 2013, an option under the Prior Plan, (ii) shares tendered by the Service Provider or withheld by the Company to satisfy any tax withholding obligation with respect to Options or Stock Appreciation Rights or, after December 31, 2013, options or stock appreciation rights under the Prior Plan, (iii) shares subject to a Stock Appreciation Right or, after December 31, 2013, a stock appreciation right under the Prior Plan that are not issued in connection with its stock settlement on exercise thereof, and (iv) shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options or, after December 31, 2013, options under the Prior Plan.

5.Incentive Awards

(a)Generally. Incentive Awards shall be subject to the following provisions and such other terms and conditions as the Committee may provide in the instrument evidencing the Incentive Awards that are not inconsistent with this Plan:

(i)Incentive Awards may be granted in lieu of, or as a supplement to, any other compensation that may have been earned by the Service Provider prior to the date on which the Incentive Award is granted. The amount of an Incentive Award may be based upon (i) a specified number of shares of Common Stock or the Fair Market Value of a specified number of shares of Common Stock, or (ii) an amount of money not determined by reference to the Fair Market Value of a specified number of shares of Common Stock. Any Incentive Award may be paid in the form of money or shares of Common Stock valued at their Fair Market Value on the payment date, or a combination of money and such shares, as the Committee may provide. Dividend Equivalents, Performance Share Awards, Performance Unit Awards, Restricted Stock Awards and Restricted Stock Unit Awards are specific forms of Incentive Awards, but are not the only forms in which Incentive Awards may be made.

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(ii)Any shares of Common Stock that are to be issued pursuant to an Incentive Award, and any money to be paid in respect of an Incentive Award, may be issued or paid to the Service Provider at the time such Award is granted, or at any time subsequent thereto, or in installments from time to time, as the Committee shall determine when it grants the Award. In the event that any such issuance or payment shall not be made to the Service Provider at the time an Incentive Award is granted, the Committee may but need not grant Dividend Equivalents in respect of the Award, or may provide that, until such shares are issued or money is paid in respect of the Award or until the Award is forfeited, and subject to such terms and conditions as the Committee may impose, the Award shall earn amounts equivalent to interest or another investment return specified by the Committee, which amounts may be paid as earned or deferred and reinvested, and which amounts may be paid either in money or shares of Common Stock, all as the Committee may provide when it grants the Award.

(iii)Incentive Awards shall be subject to such terms and conditions, including, without limitation, restrictions on the sale or other disposition of the shares issued or transferred pursuant to such Award, and conditions calling for forfeiture of the Award or the shares issued pursuant thereto in designated circumstances, as the Committee may determine when it grants the Award; provided, however, that upon the issuance of shares pursuant to any such Award, the recipient shall, with respect to such shares, be and become a stockholder of the Company fully entitled to receive dividends, to vote and to exercise all other rights of a stockholder except to the extent otherwise provided in the Award. In the case of a Restricted Stock Award, the recipient shall pay the par value of the shares to be issued pursuant to the Award unless such payment is not required by applicable law.

(b)Performance Share Awards and Performance Unit Awards

(i)Subject to the terms and conditions of this Plan, the Committee may grant any Service Provider a Performance Share Award and/or a Performance Unit Award. The Committee may but need not provide that a specified portion of the Performance Share Award or Performance Unit Award will be earned if the specified performance goal applicable to the Award is partially attained.

(ii)Subject to Section 6(b) below, the specified performance goal applicable to a Performance Share Award or Performance Unit Award may but need not consist, without limitation, of any one or more of the following: completion of a specified period of employment with or other service that benefits the Company or a Subsidiary, achievement of financial or operational goals, and/or the occurrence of a specified circumstance or event. The performance goal or goals applicable to Performance Share Awards and Performance Unit Awards, and the other terms and conditions of such awards, need not be the same for each award or each Service Provider to whom an award is granted. A Service Provider may (but need not) be granted Performance Share Awards and Performance Unit Awards each year, and the performance period applicable to any such Award may overlap with one or more years included in the performance period applicable to any earlier- or later-granted Award. Subject to Section 6(d) below, the Committee may retain discretion to adjust the determinations of the degree of attainment of the performance objectives applicable to Performance Share Awards and Performance Unit Awards.

(iii)Subject to Section 6(e) below, when it grants the Award the Committee may but need not provide that, if the Service Provider’s death or Disability or another circumstance or event specified by the Committee occurs before the performance goal applicable to a Performance Share Award or Performance Unit Award is attained, and irrespective of whether the performance goal is thereafter attained, the Performance Share Award or Performance Unit Award will be earned in whole or in part (as the Committee may specify).

(iv)The Committee may but need not provide for a Service Provider’s Performance Share Award or Performance Unit Award to be forfeited in whole or in part if such Participant’s employment by or other service that benefits the Company or a Subsidiary terminates for any reason before shares are

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issued or money is paid (as applicable) in full settlement of such Performance Share Award or Performance Unit Award.

(v)Except as otherwise provided in the instrument evidencing a Performance Share Award or Performance Unit Award, Performance Share Awards and Performance Unit Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or to a Beneficiary.

(c)Dividend Equivalents. The Committee may grant any Service Provider the right to be paid, subject to such terms and conditions as the Committee may specify when it grants the right an amount of money equal to the dividends paid from time to time on a specified number of shares of Common Stock (which may but need not be based on the number of shares that are subject to another Award, whether or not such other Award is vested or exercisable). When it grants the right, the Committee may provide for such amount of money to be paid on each date on which such dividends are paid or at a subsequent future time or times. If it is not paid on each such date, then, if so provided by the Committee when it grants the right, and subject to such terms and conditions as the Committee may impose, until such money is paid or forfeited, it shall be credited to the Service Provider on the books of the Company and may earn amounts equivalent to interest or another investment return specified by the Committee, or may earn amounts equivalent to the dividends that would be paid on a number of shares of Common Stock having a Fair Market Value on its dividend payment date equal to such amount. Any such equivalent amounts may be paid as earned or may be deferred and reinvested until a future date or dates, as the Committee may specify when it grants the right, provided that any dividends deemed reinvested in shares of Common Stock shall be deemed reinvested at Fair Market Value on the applicable dividend payment date. Dividend Equivalents may be paid in the form of money or shares of Common Stock based on their Fair Market Value on the payment date, or in a combination of money and such shares, as the Committee may provide. To the extent Dividend Equivalents are paid on a Performance Share Award or Performance Unit Award, the Dividend Equivalent will not be paid until the applicable performance goals are achieved. Notwithstanding any provision of this Plan to the contrary, no Dividend Equivalents will be paid with respect to the grant of Appreciation-Only Awards.

(d)Other Stock-Based Awards. The Committee may grant other Awards that are based on or measured by Common Stock to any Service Provider, on such terms and conditions as the Committee deems appropriate. Other Stock-Based Awards may be granted subject to achievement of performance goals or other conditions and may be payable in the form of money or shares of Common Stock, or a combination of the two, as determined by the Committee in the Award agreement.

6.Performance Measures and Other Provisions Applicable to Performance-Based Compensation Awards

(a)Awards that the Committee intends to qualify as Performance-Based Compensation shall be granted and administered in a manner that will enable such Awards to qualify as Performance-Based Compensation. To the extent Dividend Equivalents are paid on performance-based Other-Stock Awards, the Dividend Equivalent will not be paid until the applicable performance goals are achieved.

(b)The performance goals applicable to any Award (other than an Appreciation-Only Award) that the Committee intends to qualify as Performance-Based Compensation shall be based on a relative comparison of entity performance to the performance of a comparator group, index or other external measure, targeted levels of, targeted levels of return on, or targeted levels of growth for, without limitation, any one or more of the following performance measures on a consolidated Company, consolidated group, Subsidiary, segment, business unit or divisional level, as the Committee may specify: earnings per share; earnings before taxes; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; net income; operating income; performance profit (operating income minus an allocated charge approximating the Company’s cost of capital, before or after tax); gross margin; operating margin and statistics; improvement in or attainment of expense levels; cost reduction; debt reduction; revenue; working capital; total assets; net assets; stockholders’ equity; debt to capital; cash flow; return on equity; return on capital; return on assets;

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return on invested capital; return on capital employed; ratio of operating earnings to capital spending; internal rate of return; liquidity measurements; leverage; financing and other capital raising transactions; cost of capital; customer satisfaction; employee satisfaction; customer growth; attainment of strategic or operating initiatives; operating efficiencies; comparison with various stock market indices; stock price; market share; and total stockholder return. When it grants the Award or at such other time as complies with Section 162(m), the Committee shall select the performance measure or measures on which the performance goal applicable to any such Award shall be based and shall establish the levels of performance at which such Award is to be earned in whole or in part. Any such performance measure or combination of such performance measures may apply to the Service Provider’s Award in its entirety or to any designated portion or portions of the Award, as the Committee may specify. No provision of this Plan shall preclude the Committee from exercising negative discretion with respect to any Performance-Based Compensation hereunder, within the meaning of Treasury Regulation Section 1.162-27(e)(2)(iii)(A).

(c)Notwithstanding any provision of this Plan to the contrary, but subject to Section 6(e), Section 9 and Section 10 below, Awards to which Section 6(b) above apply shall (i) “be paid solely on account of the attainment of one or more pre-established, objective performance goals” (within the meaning of Treasury Regulation Section 1.162-27(e)(2) or its successor), which performance goals shall be based upon one or more of the performance measures set forth in Section 6(b) above, and (ii) be subject to such other terms and conditions as the Committee may impose when it grants the Award or at such other time as complies with Section 162(m). A performance goal is considered pre-established if it is established in writing not later than 90 days after the commencement of the period of service to which the performance goal relates, provided that the outcome is substantially uncertain at the time the Committee actually established the goal. However, in no event will a performance goal be considered pre-established if it is established after 25% of the period of service (as scheduled in good faith at the time the goal is established) has elapsed. The Committee shall certify the performance results for the performance period after the performance period ends.

(d)The terms of the performance goal applicable to any Award to which Section 6(b) above applies shall preclude discretion to increase the amount of compensation that would otherwise be due upon attainment of the goal.

(e)An Award to which Section 6(b) above applies may be earned in whole or in part if the Service Provider’s death or Disability or a Change in Control or another circumstance or event specified by the Committee occurs before the performance goal applicable to the Award is attained, and irrespective of whether the performance goal applicable to the Award is thereafter attained, but only if and to the extent that (i) the Committee so provides with respect to such Award when it grants the Award or at such other time as complies with Section 162(m), and (ii) the Award will nevertheless qualify as Performance-Based Compensation if the performance goal applicable to such Award is attained and the Service Provider’s death or Disability, a Change in Control or any such other circumstance or event specified by the Committee does not occur.

7.Options. Options shall be subject to the following provisions and such other terms and conditions as the Committee may provide in the instrument evidencing the Options that are not inconsistent with this Plan:

(a)Subject to the provisions of Section 10, the purchase price per share shall be, in the case of an Incentive Stock Option, not less than 100% of the Fair Market Value of a share of Common Stock on the date the Incentive Stock Option is granted (or in the case of any Employee who, at the time such Incentive Stock Option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporation, not less than 110% of the Fair Market Value of a share of Common Stock on the date the Incentive Stock Option is granted) and, in the case of a Non-Statutory Stock Option, not less than 100% of the Fair Market Value of a share of Common Stock on the date the Non-Statutory Stock Option is granted.

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(b)The purchase price of shares subject to an Option may be paid in whole or in part (i) in money, (ii) by bank-certified, cashier's or personal check subject to collection, (iii) if so provided in the Option and subject to Section 402 of the Sarbanes-Oxley Act of 2002 as amended from time to time and subject to such terms and conditions as the Committee may impose, by delivering to the Company a properly executed exercise notice together with a copy of irrevocable instructions to a stockbroker to sell immediately some or all of the shares acquired by exercise of the Option and to deliver promptly to the Company an amount of sale proceeds (or, in lieu of or pending a sale, loan proceeds) sufficient to pay the purchase price, (iv) if so provided in the Option and subject to such terms and conditions as may be specified in the Option, in shares of Common Stock which have been owned by the optionee or which were acquired on the open market and which are surrendered to the Company actually or by attestation, (v) if so provided in the Option and subject to such terms and conditions as may be specified in the Option, by electing to have the Company retain some of the shares of Common Stock that would otherwise be issued pursuant to the Option exercise, or (vi) by such other method as the Committee may approve, to the extent permitted by applicable law. Any shares of Common Stock thus surrendered to or retained by the Company shall be valued at their Fair Market Value on the date of exercise.

(c)Options may be granted for such lawful consideration, including but not limited to money or other property, tangible or intangible, or labor or services received or to be received by the Company, as the Committee may determine when the Option is granted. Property for purposes of the preceding sentence shall include an obligation of the Company unless prohibited by applicable law. Subject to the foregoing and the other provisions of this Section 7, each Option may be exercisable in full at the time of grant or may become exercisable in one or more installments and at such time or times and subject to such terms and conditions, as the Committee may determine when it grants the Option. Without limiting the foregoing, an Option may (but need not) provide by its terms that it will become exercisable in whole or in part upon the completion of specified periods of service or earlier achievement of one or more performance objectives specified therein, or that it will become exercisable only if one or more performance goals specified therein are achieved. To the extent permitted by applicable law, the Committee may at any time accelerate the date on which an Option becomes exercisable and no additional consideration need be received by the Company in exchange for such acceleration. Unless otherwise provided in the instrument evidencing the Option, an Option, to the extent it becomes exercisable, may be exercised at any time in whole or in part until the expiration or termination of the Option.

(d)Subject to Section 13(a) below, each Option shall be exercisable during the life of the Service Provider only by him or his guardian or legal representative, and after death only by his Beneficiary. Notwithstanding any other provision of this Plan, (i) no Option shall be exercisable after the tenth anniversary of the date on which the Option was granted, and (ii) no Incentive Stock Option which is granted to any Employee who, at the time such Option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporation, shall be exercisable after the expiration of five (5) years from the date such Option is granted. Subject to the requirements of Section 409A, if an Option is granted for a term of less than ten years, the Committee may, at any time prior to the expiration of the Option, extend its term for a period ending not later than on the tenth anniversary of the date on which the Option was granted, and no additional consideration need be received by the Company in exchange for such extension. Subject to the foregoing provisions of this Section 7(d), the Committee may but need not provide for an Option to be exercisable after termination of the Service Provider’s employment or other service for any period and subject to any terms and conditions that the Committee may determine.

(e)An Option may, but need not, be an Incentive Stock Option; provided that the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which Incentive Stock Options may be exercisable for the first time by any Employee during any calendar year (under all plans, including this Plan, of his employer corporation and its parent and subsidiary corporations) shall not exceed $100,000 unless the Code is amended to allow a higher dollar amount.

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(f)Shares purchased pursuant to the exercise of an Option shall be issued to the person exercising the Option when the Option is properly exercised. No person exercising an Option shall acquire any rights of a stockholder unless and until the shares purchased pursuant to the exercise of the Option are issued to him or her. If so provided in the instrument evidencing the Option, the shares issued pursuant to the exercise of the Option may be non-transferable and forfeitable to the Company in designated circumstances and for specified periods of time.

(g)No Option shall be exercisable unless and until the Company (i) obtains the approval of all regulatory bodies whose approval the Committee may deem necessary or desirable, and (ii) complies with all legal requirements deemed applicable by the Committee.

(h)An Option shall be considered exercised if and when written notice, signed by the person exercising the Option and stating the number of shares with respect to which the Option is being exercised, is received by the designated representative of the Company on a properly completed form approved for this purpose by the Committee, accompanied by full payment of the Option exercise price in one or more of the forms authorized in the instrument evidencing such Option and described in Section 7(b) above for the number of shares to be purchased. No Option may at any time be exercised with respect to a fractional share unless the instrument evidencing such Option expressly provides otherwise.

8.Stock Appreciation Rights. Stock Appreciation Rights shall be subject to the following provisions and such other terms and conditions as the Committee may provide in the instrument evidencing the Stock Appreciation Rights that are not inconsistent with this Plan:

(a)Stock Appreciation Rights may be granted without any linkage to an Option (“Free-Standing Stock Appreciation Rights”) or that are granted as an alternative or a supplement to an Option (“Linked Stock Appreciation Rights”). Stock Appreciation Rights may be granted on the date of grant of the related Option or on any date thereafter, as the Committee may determine. The exercise price of Stock Appreciation Rights, the number of Stock Appreciation Rights granted, and, in the case of Linked Stock Appreciation Rights, whether the Stock Appreciation Rights are being granted as an alternative or a supplement to the Option to which they are linked, shall be determined on the date of grant of the Stock Appreciation Rights.

(b)Linked Stock Appreciation Rights may be granted either as an alternative or a supplement to the Option to which they are linked (the “related” Option). Linked Stock Appreciation Rights that are granted as an alternative to the related Option may only be exercised when the related Option is exercisable, and at no time may a number of such Linked Stock Appreciation Rights be exercised that exceeds the number of shares with respect to which the related Option is then exercisable. Upon exercise of Linked Stock Appreciation Rights that are granted as an alternative to an Option, the holder shall be entitled to receive the amount determined pursuant to Section 8(e) below. Exercise of each such Linked Stock Appreciation Right shall cancel the related Option with respect to one share of Common Stock purchaseable under the Option. Linked Stock Appreciation Rights that are granted as a supplement to the related Option shall entitle the holder to receive the amount determined pursuant to Section 8(e) below if and when the holder purchases shares under the related Option or at any subsequent time specified in the instrument evidencing such Stock Appreciation Rights.

(c)Stock Appreciation Rights may be granted for such lawful consideration, including but not limited to money or other property, tangible or intangible, or labor or services received or to be received by the Company, as the Committee may determine when the Stock Appreciation Rights are granted. Property for purposes of the preceding sentence shall include an obligation of the Company unless prohibited by applicable law. Subject to the foregoing and the other provisions of this Section 8, Stock Appreciation Rights may be exercisable in full at the time of grant or may become exercisable in one or more installments and at such time or times and subject to such terms and conditions, as the Committee may determine when it grants the Stock Appreciation Rights. Without limiting the foregoing, Stock Appreciation Rights may (but need not) provide by their terms that they will become exercisable in whole or in part upon the completion of specified periods of service or earlier achievement of one or more specified performance objectives, or that they will

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become exercisable only if one or more specified performance goals are achieved. To the extent permitted by applicable law, the Committee may at any time accelerate the date on which Stock Appreciation Rights become exercisable, and no additional consideration need be received by the Company in exchange for such acceleration. Unless otherwise provided in this Plan or the instrument evidencing the Stock Appreciation Rights, Stock Appreciation Rights, to the extent they become exercisable, may be exercised at any time in whole or in part until they expire or terminate.

(d)No Free-Standing Stock Appreciation Rights or Linked Stock Appreciation Rights shall be exercisable after the tenth anniversary of the date on which the Stock Appreciation Rights were granted, and no Linked Stock Appreciation Rights shall be exercisable after the related Option ceases to be exercisable. Subject to the requirements of Section 409A, if the Committee grants Stock Appreciation Rights for a lesser term than that permitted by the preceding sentence, the Committee may, at any time prior to expiration of the Stock Appreciation Rights, extend their term to the maximum term permitted by the preceding sentence, and no additional consideration need be received by the Company in exchange for such extension. Subject to the foregoing provisions of this Section 8(d), the Committee may but need not provide for Stock Appreciation Rights to be exercisable after termination of the Service Provider’s employment or other service for any period and subject to any terms and conditions that the Committee may determine.

(e)Upon exercise of Stock Appreciation Rights, the holder thereof shall be entitled to receive an amount of money, or a number shares of Common Stock that have a Fair Market Value on the date of exercise of such Stock Appreciation Rights, or a combination of money and shares valued at Fair Market Value on such date, as the Committee may determine, equal to the amount by which the Fair Market Value of a share of Common Stock on the date of such exercise exceeds the exercise price of the Stock Appreciation Rights, multiplied by the number of Stock Appreciation Rights exercised; provided that the exercise price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Stock Appreciation Right is granted.

(f)Subject to Section 13(a) below, Stock Appreciation Rights shall be exercisable during the life of the Service Provider only by him or his guardian or legal representative, and after death only by his Beneficiary.

9.Consequences of a Change in Control. In the event of a Change in Control, the Committee may take one or more of the following actions with respect to any or all outstanding Awards: the Committee may (i) provide that all outstanding Options and Stock Appreciation Rights shall automatically accelerate and become fully exercisable, (ii) provide that the restrictions and conditions on all outstanding Incentive Awards shall immediately lapse and become fully vested and shall be paid at their target values, or in such greater amounts as the Committee may determine, (iii) require that the Service Provider surrender outstanding Options and Stock Appreciation Rights in exchange for one or more payments by the Company, in cash or Common Stock as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Common Stock subject to the Service Provider’s unexercised Options and Stock Appreciation Rights exceeds the Exercise Price of the Options or the base amount of the Stock Appreciation Rights, as applicable, (iv) after giving the Service Provider an opportunity to exercise outstanding Options and Stock Appreciation Rights, terminate any or all unexercised Options and Stock Appreciation Rights at such time as the Committee deems appropriate, including cancelling out-of-the-money Options and Stock Appreciation Rights for no consideration, or (v) determine that outstanding Options and Stock Appreciation Rights that are not exercised shall be assumed by, or replaced with comparable options or rights by, the surviving corporation, (or a parent or subsidiary of the surviving corporation), and other outstanding Awards that remain in effect after the Change in Control shall be converted to similar awards of the surviving corporation (or a parent or subsidiary of the surviving corporation). Such surrender or termination shall take place as of the date of the Change in Control or such other date as the Committee may specify.

10. Adjustment Provisions. In the event that any recapitalization, or reclassification, split-up, reverse split, or consolidation of shares of Common Stock shall be effected, or the outstanding shares of Common Stock shall be, in connection with a merger or consolidation of the Company or a sale by the Company of all or a part of its assets, exchanged for a different number or class of shares of stock or other securities or

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property of the Company or any other entity or person, or a spin-off or a record date for determination of holders of Common Stock entitled to receive a dividend or other distribution payable in Common Stock or other property (other than normal cash dividends) shall occur, (a) the maximum aggregate number and class of shares or other securities or property that may be issued in accordance with Section 4(a) above pursuant to Awards thereafter granted, (b) the maximum number and class of shares or other securities or property that may be issued in accordance with Section 4(b) above pursuant to Awards thereafter granted, (c) the number and class of shares or other securities or property that may be issued under outstanding Awards, (d) the exercise price or purchase price to be paid per share under outstanding and future Awards, and (e) the price to be paid per share by the Company or a Subsidiary for shares or other securities or property issued pursuant to Awards which are subject to a right of the Company or a Subsidiary to reacquire such shares or other securities or property, shall in each case be equitably adjusted; provided that with respect to Incentive Stock Options any such adjustments shall comply with Sections 422, 424 and 409A of the Code.

11. Effective Date and Duration of this Plan; Effect on the Prior Plan. This Plan shall become effective on the Effective Date, if approved by the Company’s stockholders on such date. No Awards shall be granted under the Prior Plan on or after the Effective Date. If this Plan is approved by stockholders of the Company, Awards may be granted within ten years after the Effective Date, but not thereafter. In no event shall an Incentive Stock Option be granted under this Plan more than ten years from the Effective Date.

12. Administration.

(a)This Plan shall be administered by a committee of the Board consisting of two or more directors appointed from time to time by the Board. No person shall be appointed to or shall serve as a member of such committee unless at the time of such appointment and service he shall be an “independent director” as defined in applicable rules or listing standards of the New York Stock Exchange and a “non-employee director” as defined in SEC Rule 16b-3. Unless the Board determines otherwise, such committee shall be comprised solely of “outside directors” within the meaning of Section 162(m)(4)(C)(i) of the Code and Treasury Regulation Section 1.162-27(e)(3). Notwithstanding the foregoing, if and to the maximum extent permissible under applicable laws and regulations, any or all of the authority and responsibility of the Committee under this Plan may be exercised with respect to Service Providers who at the time any such authority or responsibility is exercised are not and have never been (i) Section 16 Persons, or (ii) “covered employees” within the meaning of Section 162(m)(3) of the Code, by (A) another committee of the Board to which the Board delegates such authority or responsibility, (B) a Chief Executive Officer of the Company and/or a chairperson of the Committee to whom the Board or the Committee delegates such authority or responsibility, or (C) the General Counsel or their designee as it relates to specific legal requirements and interpretations under this Plan. To the extent that the Board or the Committee (as applicable) delegates the authority and responsibility of the Committee pursuant to the foregoing, all references to the Committee in this Plan shall be deemed to refer to the committee to which, or the person to whom, such authority and responsibility is so delegated.

(b)The Committee may establish such rules and regulations, not inconsistent with the provisions of this Plan, as it may deem necessary or appropriate for the proper administration of this Plan, and may amend or revoke any rule or regulation so established. The Committee shall, subject to the provisions of this Plan, have full power and discretion to interpret, administer and construe this Plan and full authority to make all determinations and decisions hereunder including without limitation the authority and discretion to (i) determine the persons who are Service Providers and select the Service Providers who are to participate in this Plan, (ii) determine when Awards shall be granted, (iii) determine the number of shares and/or amount of money to be made subject to each Award, (iv) determine the type of Award to grant, (v) determine the terms and conditions of each Award, including the exercise price, in the case of an Option or Stock Appreciation Rights, and whether specific Awards shall be linked to one another and if so whether they shall be alternative to or supplement one another, (vi) make any adjustments pursuant to Section 10 of this Plan, and (vii) determine whether or not a specific Award is intended to qualify as Performance-Based Compensation. Without limiting the generality of the foregoing, the Committee shall have the authority to establish and administer performance goals applicable to Awards, and the authority to certify that such

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performance goals are attained, within the meaning of Treasury Regulation Section 1.162-27(c)(4). The interpretation by the Committee of the terms and provisions of this Plan and any instrument issued hereunder, and its administration thereof, and all action taken by the Committee, shall be final, binding and conclusive on the Company, its stockholders, Subsidiaries, all participants and Service Providers, and upon their respective Beneficiaries, successors and assigns, and upon all other persons claiming under or through any of them.

13. General Provisions.

(a)Unless the Committee determines otherwise, no Award, including without limitation any Option or Stock Appreciation Rights, shall be transferable by the Service Provider or other rightful holder of such Award other than by will or the laws of descent and distribution or to a Beneficiary. For the avoidance of doubt, any transfer of an Award will be for no consideration.

(b)Nothing in this Plan or in any instrument executed pursuant hereto shall confer upon any person any right to continue in the employment or other service of the Company or a Subsidiary, or shall affect the right of the Company or a Subsidiary to terminate the employment or other service of any person at any time with or without cause or assigning a reason therefor, to the extent permitted by applicable laws.

(c)No shares of Common Stock shall be issued or transferred pursuant to an Award unless and until all legal requirements applicable to the issuance or transfer of such shares have been satisfied. Any such issuance or transfer shall be contingent upon the person acquiring the shares giving the Company any assurances the Committee may deem necessary or desirable to assure compliance with all applicable legal requirements.

(d)No person (individually or as a member of a group) and no Beneficiary or other person claiming under or through him or her, shall have any right, title or interest in or to any shares of Common Stock (i) issued or transferred to, or acquired by, a trust or other legal entity pursuant to the next sentence of this Section 13(d), (ii) allocated, or (iii) reserved for the purposes of this Plan, or subject to any Award, except as to such shares of Common Stock, if any, as shall have been issued to him or her.

(e)In the event the laws of a foreign country, in which the Company or a Subsidiary has Service Providers, prescribe certain requirements in connection with Awards under this Plan and/or for Awards under this Plan to qualify for advantageous legal, regulatory or tax treatment under the laws of that country (including, without limitation, laws establishing options analogous to Incentive Stock Options), the Board of Directors, may restate or supplement (including by adoption of one or more subplans), in whole or in part, this Plan and may include in such restatement or supplement additional provisions for the purpose of satisfying applicable foreign laws or for qualifying the restated plan or subplan and Awards thereunder under such laws; provided, however, that (i) all shares allocated to or utilized for the purposes of such restated plan shall be subject to the limitations of Section 4, and (ii) the provisions of the restated plan may give the Board less but not more discretion to amend or terminate such restated plan than is provided with respect to this Plan by the provisions of Section 14 hereof.

(f)The Company and its Subsidiaries may make such provisions as they may deem appropriate for the withholding of any taxes or other amounts which they determine they are required to withhold, collect or account for in connection with any Award. Without limiting the foregoing, the Committee may, subject to such terms and conditions as it may impose, permit or require any withholding obligation arising in connection with any Award or the grant, exercise, vesting, distribution or payment of any Award, up to the minimum required federal, state, local and foreign withholding taxes, including payroll taxes (or other amounts required to be withheld), to be satisfied in whole or in part, with or without the consent of the Service Provider or other rightful holder of the Award, by having the Company withhold all or any part of the shares of Common Stock that vest or would otherwise be issued or distributed at such time; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law. Any shares so withheld shall be valued at their Fair Market Value on the date of such withholding.

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(g)Nothing in this Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other plan, practice or arrangement for the payment of compensation or fringe benefits to directors, officers, employees, consultants or Service Providers generally, or to any class or group of such persons, which the Company or any Subsidiary now has or may hereafter lawfully put into effect, including, without limitation, any incentive compensation, retirement, pension, group insurance, stock purchase, stock bonus or stock option plan. A Service Provider may be granted an Award whether or not he is eligible to receive similar or dissimilar incentive compensation under any other plan or arrangement of the Company or any Subsidiary.

(h)By accepting an Award or any other benefits under this Plan, each Service Provider, and each person claiming under or through him, shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, all provisions of this Plan and any action or decision under this Plan by the Company, its agents and employees, and the Board of Directors and the Committee.

(i)The validity, construction, interpretation and administration of this Plan and of any determinations or decisions made thereunder, and the rights of all persons having or claiming to have any interest therein or thereunder, shall be governed by, and determined exclusively in accordance with, the laws of the State of Delaware, but without giving effect to the principles of conflicts of laws thereof. A Service Provider’s acceptance of any Award shall constitute his irrevocable and unconditional waiver of the right to a jury trial in any action or proceeding concerning the Award, this Plan or any rights or obligations of the Service Provider or the Company under or with respect to the Award or this Plan.

(j)The use of the masculine gender shall also include within its meaning the feminine. The use of the singular shall include within its meaning the plural and vice versa.

(k)Notwithstanding anything in this Plan to the contrary, except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or Stock Appreciation Rights or cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other awards, or Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Options or Stock Appreciation Rights without stockholder approval.

(l)No fractional shares of Common Stock shall be issued or delivered pursuant to this Plan or any Award. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(m)All Awards under this Plan will be subject to any compensation, clawback and recoupment policies that may be applicable to the Service Providers of the Company, as in effect from time to time and as approved by the Board or Committee, whether or not approved before or after the Effective Date of this Plan.

(n)Any written notice or other writings required by this Plan will be in such form as the Committee determines and may be in electronic form.

14. Amendment and Termination. Subject to any applicable stockholder approval requirements of Delaware or federal law, the New York Stock Exchange or the Code, this Plan may be amended by the Board of Directors at any time and in any respect, including without limitation to permit or facilitate qualification of Options theretofore or thereafter granted (a) as Incentive Stock Options under the Code, or (b) for such other special tax treatment as may be enacted on or after the date on which this Plan is approved by the Board, provided that, without stockholder approval, no amendment shall increase the aggregate number of shares which may be issued under this Plan, or shall permit the exercise price of outstanding Options or Stock

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Appreciation Rights to be reduced, except as permitted by Section 13(k). This Plan may also be terminated at any time by the Board of Directors. No amendment or termination of this Plan shall materially adversely affect any Award granted prior to the date of such amendment or termination without the written consent of the holder of such Award.

15. Compliance with Section 409A.

(a)This Plan is intended to comply with the requirements of Section 409A, to the extent applicable. Each Award shall be construed and administered such that the Award either (A) qualifies for an exemption from the requirements of Section 409A or (B) satisfies the requirements of Section 409A. If an Award is subject to Section 409A, (i) distributions shall only be made in a manner and upon an event permitted under Section 409A, (ii) payments to be made upon a termination of employment shall only be made upon a “separation from service” under Section 409A, (iii) unless the Award specifies otherwise, each installment payment shall be treated as a separate payment for purposes of Section 409A, and (iv) in no event shall a Service Provider, directly or indirectly, designate the calendar year in which a distribution is made except in accordance with Section 409A.

(b)Any Award that is subject to Section 409A and that is to be paid or distributed to a Key Employee (as defined below) upon separation from service shall be administered so that any payment or distribution with respect to such Award shall be postponed for six months following the date of the Service Provider’s separation from service, if required by Section 409A. If a payment or distribution is delayed pursuant to Section 409A, the payment or distribution shall be paid within 15 days after the end of the six-month period. If the Service Provider dies during such six-month period, any postponed payment or distribution shall be paid within 90 days of the Service Provider’s death. The determination of Key Employees, including the number and identity of persons considered Key Employees and the identification date, shall be made by the Committee or its delegate each year in accordance with section 416(i) of the Code and the “specified employee” requirements of Section 409A.

(c)Notwithstanding anything in this Plan or any Award agreement to the contrary, each Service Provider shall be solely responsible for the tax consequences of Awards under this Plan, and in no event shall the Company have any responsibility or liability if an Award does not meet any applicable requirements of Section 409A. Although the Company intends to administer this Plan to prevent taxation under Section 409A, the Company does not represent or warrant that this Plan or any Award complies with any provision of federal, state, local or other tax law.
***

17

Barnes Group Inc.
123 Main Street
Bristol, Connecticut 06010 U.S.A.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day prior to the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

123 MAIN STREET BRISTOL, CT 06010
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until
11:59 P.M. Eastern Time the day prior to the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M40972-P18306-Z56770	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BARNES GROUP INC.	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends you vote FOR all of the following:

Vote on Directors	☐	☐	☐
1. Election of directors:
Nominees
01) William S. Bristow, Jr.
02) Patrick J. Dempsey
03) Hassell H. McClellan
04) JoAnna Sohovich
Vote on Proposals					For	Against	Abstain
The Board of Directors recommends you vote FOR proposals 2, 3 and 4:
2. Ratify the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2014.					☐	☐	☐
3. Advisory (non-binding) resolution to approve the Company's executive compensation.					☐	☐	☐
4. Approve the 2014 Barnes Group Inc. Stock and Incentive Award Plan.					☐	☐	☐

NOTE: To conduct such other business that may properly come before the meeting or any adjournment thereof.

For address changes and/or comments, please check this box and write them on the back where indicated.				☐
Please indicate if you plan to attend this meeting.		☐	☐
		Yes	No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and 2013 Annual Report are available at www.proxyvote.com.

M40973-P18306-Z56770

BARNES GROUP INC. Annual Meeting of Stockholders May 9, 2014 11:00 AM This proxy is solicited by the Board of Directors

The stockholders hereby appoint(s) Thomas O. Barnes and Patrick J. Dempsey, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of BARNES GROUP INC. that the stockholders are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 AM, Eastern Daylight Time (EDT) on May 9, 2014, at the Hartford Marriott Downtown Hotel in Hartford, CT 06103, and any adjournment or postponement thereof. The shares represented by this proxy will be voted as directed by the undersigned stockholder(s). If no direction is given when this proxy is returned, such shares will be voted "FOR" all of the director nominees listed in proposal 1, and "FOR" proposals 2, 3 and 4. In their discretion, the proxies are authorized to vote upon any other matter that may properly come before the meeting. This card also provides confidential voting instructions to the Trustee for shares held in the Barnes Group Inc. Retirement Savings Plan. If you are a participant and have shares of Barnes Group Inc. common stock allocated to the account under this plan, please read the following as to the voting of such shares: if you do not provide voting instructions to the Trustee by 11:59 PM EDT on May 4, 2014, your shares will be voted in the same manner and proportion as shares for which instructions are timely received from other plan participants.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side